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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

QTS REALTY TRUST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 18, 2021

Dear QTS Stockholders:

        You are cordially invited to the 2021 Annual Meeting of Stockholders of QTS Realty Trust, Inc. to be held on Tuesday, May 4, 2021 at 9:00 a.m. Eastern Time. Like last year's annual meeting, due to the ongoing COVID-19 pandemic and in order to continue to abide by social distancing protocols and otherwise to protect the health and safety of stockholders, employees and the community, the 2021 Annual Meeting will be held in a virtual-only meeting format.

        Like many organizations, QTS faced a variety of events in 2020 related to the pandemic and social awareness. We were prepared for these challenges through long-standing emergency response programs, a comprehensive digitization strategy we have executed over a multi-year period and the peerless dedication of the QTS team. I am proud of the way that the QTS organization stepped up to the many challenges that were presented, and served each other, our customers and our communities. Our advance preparation, resiliency and diligence allowed us to accomplish intentional and safe growth in our business and to assist with the rapidly expanding data and communication needs of the global community.

        While few could have predicted the confluence of global challenges in 2020, it has been clear for years that the jobs and livelihoods of the world's growing populations—and hence the health and stability of societies more generally—increasingly depend on reliable, environmentally protective and secure access to information—and that is what QTS enables. During 2020, we successfully accelerated the expansion of our platform in support of the growing data center infrastructure requirements of the global digital economy.

        2020 also brought renewed attention to various social issues. Since QTS' beginning, we have built a foundation of common language and purpose based on a set of core values that enables an environment where employees can bring their whole self to work. Our mission-critical data center workforce, responsible for the core site operations of our company, is 45% racially or ethnically diverse. It is also not accidental that our employee recognition programs reward caring for fellow employees, customers and communities, in addition to meeting our financial objectives. By establishing a culture of service to others, we strongly believe we can continue to expand QTS' positive impact on our employees, customers and surrounding communities for many years to come. The strength of QTS is our Powered by People culture. As a steward of people and a steward of capital, I believe that if we focus on the greatest strength of QTS—our people—they will, in turn, be great stewards of capital.

        We believe our strong 2020 performance demonstrates that our preparation and the strategic differentiation of our platform positions QTS for continued growth. The balance of our sources of growth across hyperscale, hybrid colocation and federal provides the opportunity to maximize our risk-adjusted return on invested capital and reduces quarter-to-quarter volatility while enabling our business to grow effectively through a variety of industry and economic cycles. Within these target customer verticals, we continue to successfully leverage our core differentiators including one of the largest portfolios of mega scale infrastructure overlaid with the industry's first software-defined data center platform, to accelerate our market share. We believe that the opportunities for us to build on our strong foundation are significant. To continue to build on our momentum, we ask for your voting support on the items described in this proxy statement and thank you for your continued trust and confidence in QTS.

Sincerely,

Chad L. Williams Chairman, President and Chief Executive Officer

QTS REALTY TRUST, INC.

12851 Foster Street
Overland Park, Kansas 66213

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To be held on May 4, 2021

To the Stockholders of QTS Realty Trust, Inc.:

        NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the "Annual Meeting") of QTS Realty Trust, Inc., a Maryland corporation (the "Company"), will be held in a virtual-only meeting format on Tuesday, May 4, 2021, at 9:00 a.m., Eastern Time. To access the virtual meeting, stockholders should visit www.virtualshareholdermeeting.com/QTS2021. The Annual Meeting will be held for the following purposes:

  1.
  To elect ten directors to the Board of Directors to serve until the 2022 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

  2.
  To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement;

  3.
  To approve an amendment and restatement of the QTS Realty Trust, Inc. 2013 Equity Incentive Plan;

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021; and

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Company knows of no other matters to come before the Annual Meeting. Only holders of record of shares of the Company's common stock at the close of business on March 8, 2021 are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof.

        Regardless of the number of shares of stock you hold, as a stockholder your role is very important, and the Board of Directors strongly encourages you to exercise your right to vote. You may vote by internet, by telephone or by mail by completing, dating and signing the accompanying proxy card and returning it promptly in the postage-paid envelope provided. If you attend the virtual Annual Meeting, you may withdraw your proxy and vote in person. Pursuant to the U.S. Securities and Exchange Commission's "notice and access" rules, the Company's Proxy Statement and 2020 Annual Report to Stockholders are available online at www.proxyvote.com.

By Order of the Board of Directors

Matt N. Thomson General Counsel, Vice President and Secretary

March 18, 2021
Overland Park, Kansas

i

ii

QTS REALTY TRUST, INC.
12851 Foster Street
Overland Park, Kansas 66213

PROXY STATEMENT

 COMPANY OVERVIEW

Who We Are

        We are a leading provider of data center solutions to the world's largest and most sophisticated hyperscale technology companies, enterprises and government agencies. Through our technology-enabled platform, delivered across mega scale data center infrastructure, we offer a comprehensive portfolio of secure and compliant IT solutions. Our data centers are facilities that power and support our customers' IT infrastructure equipment and provide seamless access and connectivity to a range of communications and IT services providers. Across our broad footprint of strategically located data centers, we provide flexible, scalable and secure IT solutions, including data center space, power and cooling, connectivity and value-add managed services for more than 1,200 customers in the financial services, healthcare, retail, government, technology and various other industries. We build out our data center facilities depending on the needs of our customers to accommodate both multi-tenant environments (hybrid colocation) and customers that require significant amounts of space and power (hyperscale), including federal customers. We believe that we own and operate one of the largest portfolios of multi-tenant data centers in the United States, as measured by gross square footage, and have the capacity to nearly double our sellable data center raised floor space without constructing or acquiring any new buildings. In addition, we own more than 785 acres of land that is available at our data center properties that provides us with the opportunity to significantly expand our capacity to further support future demand from current and new potential customers.

        As of December 31, 2020, our data center portfolio consisted of 28 data centers located throughout the United States, Canada and Europe. Across our footprint, our data centers are concentrated in the markets which we believe offer the highest growth opportunities. Our data centers are highly specialized, mission-critical facilities utilized by our customers to store, power and cool the server, storage, and networking equipment that support their most critical business systems and processes. We believe that our data centers are best-in-class and engineered to adhere to the highest specifications commercially available to customers, providing fully redundant, high-density power and cooling sufficient to meet the needs of the largest companies and organizations in the world. We have demonstrated a strong operating track record of "five-nines" (99.999%) reliability since QTS' inception.

        Unless the context requires otherwise, references in this Proxy Statement to "QTS," "we," "our," "us" and the "Company" refer to QTS Realty Trust, Inc., a Maryland corporation, together with its consolidated subsidiaries.

COVID-19 Pandemic

        The COVID-19 pandemic has brought unprecedented and significant disruptions to the United States and global economy. Throughout the pandemic, however, we have maintained 99.999%+ uptime at our facilities and completed the most active year of data center development in our history, while limiting workplace exposures to COVID-19. Our business results were strong in 2020, demonstrating, in our view, the criticality of the data center solutions we provide to our customers' underlying businesses and growth strategies. Across each of the respective jurisdictions in which we operate, our business has been deemed essential operations, which has allowed us to remain fully staffed with critical personnel in place to continue to provide service and support for our customers. We are proud that we have not implemented any broad-based layoffs, furloughs or pay cuts as a result of the pandemic. In fact, the size of our workforce grew in 2020 and we were able to provide extra compensation to our frontline employees.

        COVID-19 has had a dramatic impact on our employees and communities, and we were well-prepared to respond. As part of our Board-directed business contingency planning, we have had an emergency response plan in place for several years, and the capabilities needed to execute that plan had been tested with our business continuity team. Our current pandemic response plan is regularly reviewed, and lessons learned from other crisis responses—including natural disasters—have been incorporated into our plan.

        In addition, three years ago, QTS began an initiative called "Vision 2020" which laid out a multi-year growth strategy for the Company. As part of this internal growth strategy, QTS launched an accelerated path towards the digitization of our internal and external-facing systems. This accelerated digitization plan provided a strong foundation to support a broader remote workplace environment for QTS employees and our customers. Fifteen percent of the workforce was already in a remote/flex work arrangement before the pandemic began. Once we began to realize the potential extent of the pandemic, we made the decision to implement our pandemic response plan and, within a few days, approximately 70% of our workforce was working remotely with no discernable impact to business continuity, operations or performance. Importantly, our mission-critical data center operations teams remained safely on-site to ensure operational continuity. We significantly increased our employee communications structures during the year, including holding live virtual all-hands meetings and bi-weekly updates from the executive team, and closely monitored our employees' engagement.

        Once the scope of the pandemic became clearer, we initiated extensive safety measures at our facilities, screened personnel each time they entered a QTS facility and developed contingency staffing plans three to four levels deep for mission-critical employees and core business functions. We developed a detailed and redundant plan for managing potential on-site COVID-19 cases, and we established "zoning" restrictions in our facilities and construction areas to minimize the opportunity for cross-exposure to the virus. Our construction programs continued safely throughout the pandemic and we delivered new data center space to customers on schedule.

        Our employees' health and wellbeing throughout the year were always top of mind, and we implemented several programs to help employees cope with the impacts of the pandemic. We gave employees the flexibility that they needed to care for their own health and that of family members, including flexibility for schooling of their children and a variety of wellness programs—including mental health programs—to help employees and their families. We also had in place an Employee Emergency Crisis Fund so that our employees can assist one another in times of critical need. This fund focuses on providing help to employees or eligible dependents (in the case of the death of an employee) experiencing serious financial hardship and who are unable to afford housing, utilities and other basic living expenses due to a natural disaster, life-threatening illness or injury, death or other catastrophic or extreme circumstance beyond the employee's control. Additionally, we were able to provide multiple employee grants in 2020 to assist those families in need.

        In addition to health and wellbeing, we believed it was important to recognize the extraordinary contributions of our employees during the pandemic, particularly those who staff on-site mission-critical positions in our data centers. QTS created special recognition programs for these employees and provided extra bonuses for front-line employee as a way of recognizing them for their service and rewarding them for a year of strong corporate performance.

        Beyond our facilities, we also made efforts to help our customers throughout the pandemic. Our initiatives included creating a rapid-response program and internal task force focused on COVID-19 named "Operation Safeguard," publishing our COVID-19 response plan on our website (available at https://www.qtsdatacenters.com/qts-covid-19-response-plan), and sending communications to customers at each facility, including the measures taken, any time we are informed of a visitor who tested positive for COVID-19.

2020 ESG Highlights

        QTS was formed with a vision to create a platform of highly secure state-of-the-art data centers. We are "Powered by People" to ensure our customers enjoy world-class support and engagement and an environment that encourages the pursuit of excellence every day in our mission and purpose of empowering people and technology. We believe that strong Environmental, Social and Governance ("ESG") principles and performance will be necessary for our success over the long term, including to attract and retain customers. We use a Net Promoter Score Survey to measure customer satisfaction and brand perception, which is dependent on factors that include ESG. 2020 marked the fifth consecutive year QTS has led the data center industry in Net Promoter Score (NPS), achieving an industry-best NPS score of 80+, approximately double the average score of all data center companies.

Sustainability Oversight and Leadership

        QTS is committed to maintaining a company-wide approach that demonstrates a commitment to the future of our environment, drives data center efficiency and encourages employee engagement. Our Board is responsible for overall risk oversight of the Company, which includes environmental, climate, social, supply chain and governance matters, and receives periodic updates regarding the Company's sustainability initiatives and progress. In addition, our Nominating and Corporate Governance Committee is tasked with oversight of sustainability and social matters, and the Company's Sustainability Leadership Team, led by the Vice President of Energy and Sustainability, is responsible for leading and implementing ESG initiatives across the Company and reports directly to the CEO. Executive sponsorship of this team and its initiatives demonstrates the high level of dedication to environmental and social responsibility at QTS.

        While we maintain a wide range of ESG initiatives across many aspects of the business, our ESG priorities for 2021 are:

People: Create Opportunity and Foster a Diverse & Inclusive Culture	• Foster and promote our Powered by People culture • Promote diversity and inclusion efforts • Develop our staff through training and leadership programs • Foster continued employee engagement

Environment: Reduce Our Carbon and Water Footprint

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Increase QTS' sourcing and usage of renewable power sources to support our data center facilities

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Reduce fresh water use through efficient construction and equipment

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Foster programs that enable employees to reduce their carbon footprints

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Enhance QTS' company-wide recycling program

Data Security and Privacy: Protect QTS and Customer Data and Honor Privacy

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Maintain critical certifications and accreditations including ISO 27001, SOC 1, SOC 2, HITRUST, PCI DSS, and FISMA

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Protect QTS and customer data

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Respect the privacy of individuals for whom QTS has data

Communities: Be a Responsible Partner	• Support the success of communities in which we operate • Enable our employees to volunteer and contribute • Contribute to our communities, particularly in times of need

Transparency: Report Relevant ESG Data	• Extend our track record of ESG transparency and accountability • Align disclosure with GRI, TCFD and SASB standards • Continue to report to CDP and GRESB

People

        The QTS community is comprised of over 640 talented and driven individuals who bring a hard-working and positive attitude to work each and every day. From our inception, we have been Powered by People and recognize how critical it is to invest in all QTS employees, from the way we attract and develop talent to our focus on accelerating engagement and fostering retention. For example, during 2020 we provided more than 7,000 training hours to our people, as well as our "Lead the Way" leadership development program to nearly one-quarter of our workforce. This program provides tailored content and development training that ensures effective leadership practices throughout the organization.

        We also support the "Women Inspiring Leadership" (WIL) program, which is open to all QTS employees and is a key part of our focus to encourage female leaders, particularly in the technology industry where women are traditionally underrepresented. WIL features a mentoring program that provides structured relationships to drive individuals to their potential, as well as an opportunity for our people to give back to those at an earlier stage in their careers. We have seen success of this internally developed program focused on developing and inspiring leaders through focus panels, training events, partnering with a professional association for women in technology and hosting guest speakers from all backgrounds.

        We believe diversity and inclusion is important to achieve our long-term growth objectives, and we strive to build an even more diverse and inclusive organization. Moreover, we believe that creating an environment where everyone feels they belong is simply the right thing to do. Our ongoing diversity efforts include recruitment at women's technology group events, targeted recruitment campaigns aimed at attracting diverse employees, involvement with local diverse organizations focused on building bench strength, mentorship programs for women and diverse employees, inclusive professional groups and involvement within the Veterans community.

        We are proud of our progress on diversity, and we strive for even more progress in the future. Our workforce, much of which is technical, is approximately 22% women and approximately 32% racially or ethnically diverse, including approximately 45% racially or ethnically diverse in our mission-critical data center operations. QTS' efforts to create advancement opportunities for all employees is having an impact; almost 30% of our managers are women and approximately 18% of our managers are racially or ethnically diverse.

Environment

        We seek to lead the industry in sustainability by implementing cost-effective, impactful programs that create value for investors and customers and benefit society. This includes our goal of procuring 100% of our energy from renewable sources by 2025. We build world class LEED-inspired facilities, and conserve millions of gallons of water each year through rainwater collection and greywater reuse systems. As of the end of 2020, 72% of our facilities are LEED or Green Design certified, 55% are supported by renewable power, approximately 36% of our total energy consumed comes from renewable sources, 44% of our portfolio is certified to ENERGY STAR and 100% of our customers are metered or sub-metered for electricity consumption. Our environmental goals include the following:

  •
  Procure 100% of our power from renewable energy sources by 2025.

  •
  Develop a Carbon Emissions Goal that aligns with TCFD reporting standards by 2022.

  •
  Pursue Green Building Certifications in 100% of owned facilities by 2025.

  •
  Conserve at least 15 million gallons of water per year; going forward we plan to measure year-over-year improvement in water usage effectiveness (WUE), with a goal to improve by 5% annually.

  •
  Install Electric Vehicle (EV) charging stations at 75% of our facilities by 2025. It took us only two years to reach our initial goal of installing EV charging stations at 55% of our facilities.

  •
  Recycle 90% of our operational waste by 2025. To date, we have recycled over 1.3 billion pounds of material and recycle 68% of our operational waste.

Data Security and Privacy

        Today's cyber threat landscape is very dynamic, and organizations must adapt to an increasing volume and sophistication of cyber threat actors. We have built a risk-based cyber security program that focuses on continuous identification and assessment of risks to our business and assets, including the critical information technology systems that are needed to deliver data center colocation services. In addition, we have a documented cyber security incident response program to manage our response to incidents. We understand that every member of the organization has an important role in safeguarding the confidentiality, integrity and availability of QTS and stakeholder assets. Accordingly, all of our personnel receive annual security awareness training that includes cyber threat overview, cyber policies and reporting procedures, and we offer critical compliance certifications and accreditations for SOC 1, SOC 2, HITRUST, PCI DSS, FISMA, ISO 27001 at sites important to our customers.

Community

        Community service and volunteerism are pillars of our culture and engrained in our people. We continually focus on strengthening the communities that we serve through our support of economic development and charitable organizations. We accomplish this through a culture of employee volunteerism, corporate sponsorships and grants, non-profit board service by employees and organized employee fundraising donations for non-profit groups and associations in our communities. Every year, we provide all of our employees three paid days to volunteer and give back to our communities. While many volunteer events were impacted by the pandemic during 2020, our employees continued to support the local communities in which we operate ranging from donations to food banks to hosting toy and winter coat drives. We also facilitate employee philanthropy and volunteerism through our matching gift program. Following the establishment of our Community Impact Program in 2012, we have donated in excess of $3.2 million to over 150 non-profit organizations including Big Brothers and Big Sisters, Habitat for Humanity and local food depositories. From October 15, 2013, the date of our initial public offering, through December 31, 2020, our employees have volunteered approximately 15,000 hours to more than 160 non-profit organizations.

Customers

        Our customer-centric approach focuses on delivering a premium customer experience. In 2020, we conducted a Net Promoter Score (NPS) Survey to measure customer satisfaction and brand perception, and 2020 marked the fifth consecutive year we have led the data center industry achieving an industry-best NPS score of 80+, approximately double the average score of all data center companies. Other examples of our customer-centric approach include our Remote Work Survey that we conducted in the fourth quarter of 2020 to collect feedback about life during the COVID-19 pandemic and evaluate where we could be of help to our customers, as well as the following measures we took to protect our customers in 2020:

  •
  Creation of rapid-response program and internal task force focused on COVID-19 named "Operation Safeguard."

  •
  Creation of COVID-19 response page on our website: https://www.qtsdatacenters.com/qts-covid-19-response-plan.

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  Communications sent to customers at each facility, including measures taken, any time we are informed of a visitor who has tested positive.

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  Temperature readings taken at all sites upon entering, masks required, extra cleaning protocols, additional sanitizer available throughout facilities, and social distancing enforced.

Transparency

        We are committed to continuing our efforts to inform stakeholders about actions and progress on our key ESG priorities. Our 2020 ESG and Sustainability Accounting Standards Board (SASB) report will be published later in 2021, in alignment with the GRI Standards: Core option and the Sustainability Accounting Standards Board (SASB) real estate standards.

Awards and Recognition

        We are excited to announce that throughout 2020, we received a number of highly esteemed awards across multiple sectors. These awards further demonstrate our commitment as an organization to Environmental, Social and Governance goals and initiatives.

  •
  Rated "A–" by CDP, 2020

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  Rated "A" by CDP Supplier Engagement Rating (SER)

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  CDP—Supplier Engagement Leaderboard, 2020

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  GRESB—#1 in Global Data Centers, 2019, 2020

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  World Finance Magazine—Most Sustainable Global Data Center, 2019, 2020

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  EPA—Green Power Partner Program—#12 in Tech and Telecom, 2019, 2020

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  EPA—Green Power Leadership Award, 2020

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  ESGR Patriot Award, 2020

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  Pro Patria ESGR Award, 2020

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  Data Center Veterans Champion, 2020

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  QTS placed in the top 30 employers nominated for the Secretary of Defense Employer Support Freedom Award, 2020

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  NVTC Data Center Awards, 2020

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  Frost & Sullivan—Global visionary Innovation Leadership Award, 2020

  •
  Atlanta Community Food Bank Award, Tech Cares Tech Shares (for providing over 900 meals for the Atlanta community in 2020), 2020

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

        This Proxy Statement is furnished by the Board of Directors (the "Board" or "Board of Directors") of QTS Realty Trust, Inc. in connection with the Board's solicitation of proxies for the 2021 Annual Meeting of Stockholders of QTS Realty Trust, Inc. (the "Annual Meeting") to be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/QTS2021 on Tuesday, May 4, 2021, at 9:00 a.m., Eastern Time, and at any adjournments or postponements thereof. Due to the ongoing COVID-19 pandemic and in order to continue to abide by social distancing protocols and otherwise to protect the health and safety of stockholders, employees and the community, the Annual Meeting will be held as a virtual-only meeting format. This Proxy Statement will first be made available to stockholders on or about March 18, 2021. Unless the context requires otherwise, references in this Proxy Statement to "QTS," "we," "our," "us" and the "Company" refer to QTS Realty Trust, Inc., a Maryland corporation, together with its consolidated subsidiaries.

Why didn't I automatically receive a paper copy of the Proxy Statement, proxy card and Annual Report?

        Pursuant to the U.S. Securities and Exchange Commission's (the "SEC") "notice and access" rules, we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials (the "Proxy Notice") to our stockholders that provides instructions on how to access our proxy materials on the Internet.

How can I receive electronic access to the proxy materials?

        The Proxy Notice includes instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a printed set of the proxy materials by mail or an electronic set of the proxy materials by email.

        In addition, stockholders may request to receive future proxy materials in printed form, by mail, or electronically by email, on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of our Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive future proxy materials by email will remain in effect until you terminate it.

What am I being asked to vote on?

        You are being asked to vote on the following proposals:

  •
  Proposal 1 (Election of Directors):  The election of the ten director nominees to the Board, to serve until the 2022 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

  •
  Proposal 2 (Say-on-Pay):  The approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement;

  •
  Proposal 3 (Approval of Amended and Restated 2013 Equity Incentive Plan):  The approval of an amendment and restatement of the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (as amended to date, the "2013 Plan"); and

  •
  Proposal 4 (Ratification of the appointment of Ernst & Young LLP):  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

        The Board knows of no other matters to be brought before the Annual Meeting.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  Proposal 1 (Election of Directors): "FOR" each of the Board's nominees for election as directors;

  •
  Proposal 2 (Say-on-Pay): "FOR" the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in this Proxy Statement;

  •
  Proposal 3 (Approval of Amended and Restated 2013 Equity Incentive Plan): "FOR" the approval of an amendment and restatement of the 2013 Plan; and

  •
  Proposal 4 (Ratification of the appointment of Ernst & Young LLP): "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

Who is entitled to vote at the Annual Meeting?

        The close of business on March 8, 2021 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Only holders of record of our Class A common stock, $0.01 par value per share ("Class A common stock"), and Class B common stock, $0.01 par value per share ("Class B common stock," and together with the Class A common stock, "common stock"), as of the close of business on the Record Date, or their duly appointed proxies, are entitled to receive notice of, to attend, and to vote at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and you also are entitled to vote your shares at the Annual Meeting. On the Record Date, our outstanding voting securities consisted of 64,861,508 shares of Class A common stock and 124,995 shares of Class B common stock.

What are the voting rights of stockholders?

        Each share of Class A common stock is entitled to one vote on each matter to be voted on. Each share of Class B common stock is entitled to 50 votes on each matter to be voted on. As an umbrella partnership real estate investment trust, limited partnership interests in the Company's operating partnership—QualityTech, LP ("Operating Partnership")—do not have any voting rights with respect to the Company, but may be converted by the holder into shares of Class A common stock on a one-for-one basis or cash at the discretion of the Company. The shares of Class B common stock were issued in connection with our initial public offering in 2013 in order to provide the holder with voting rights that are aligned with the holder's economic interest in the Company, i.e., the voting rights that the holder would otherwise have if the holder converted its limited partnership interests of our Operating Partnership into shares of Class A common stock. Without the votes afforded by the Class B common stock, the holder's fully diluted ownership in the Company and our Operating Partnership would exceed the holder's voting rights in the Company. The shares of Class B common stock automatically convert into Class A common stock on a one-to-one basis to the extent they are transferred to a person other than a permitted transferee (generally, the holder, a family member of the holder or entities owned by or for the benefit of them), or to the extent the holder thereof transfers a proportional number of operating partnership units ("OP units") of our Operating Partnership to a person other than a permitted transferee. The Board may not increase the number of shares of Class B common stock that we have authority to issue or reclassify any shares of our capital stock as Class B common stock without stockholder approval. Mr. Chad L. Williams, the Company's Chairman, President and Chief Executive Officer, is the sole beneficial owner of our Class B common stock and, as of the Record Date, beneficially owned 10% of the Company's Class A common stock. Class A common stockholders and Class B common stockholders vote together as one class. Votes may not be cumulated.

How do I vote?

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Proxy Notice was sent directly to you by us. In that case, if you choose not to attend the Annual Meeting in person, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

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  Vote online.  You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have your stockholder identification number provided in the Proxy Notice.

  •
  Vote by telephone.  If you received printed materials, you also have the option to vote by telephone by following the "Vote by Phone" instructions on the proxy card.

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  Vote by regular mail.  If you received printed materials and would like to vote by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you choose not to attend the Annual Meeting and vote in person, you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

        Of course, you always may choose to attend the Annual Meeting and vote your shares in person. If you attend the Annual Meeting and have already submitted a proxy, you may withdraw your proxy and vote in person.

How are proxy card votes counted?

        Proxies submitted properly via one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not made, the proxy will be voted "FOR" each of the ten director nominees, "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, "FOR" the amendment and restatement of the 2013 Plan, "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and in such manner as the proxy holders named on the proxy (the "Proxy Agents"), in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        If your shares of common stock are held in street name, under applicable rules of the New York Stock Exchange (the "NYSE") (the exchange on which our Class A common stock is traded), the brokers will vote your shares according to the specific instructions they receive from you. If brokers that hold shares of our common stock for a beneficial owner do not receive voting instructions from that owner at least 10 days prior to the Annual Meeting, the broker may vote only on the proposal if it is considered a "routine" matter under the NYSE's rules. On "non-routine" matters, brokers do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called "broker non-vote." Pursuant to the rules of the NYSE, the election of directors, the approval, on a non-binding advisory basis, of the Say-On-Pay proposal, and the approval of the amendment and restatement of the 2013 Plan are "non-routine" matters, and brokerage firms may not vote on these matters without instructions from their clients, resulting in broker non-votes. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a "routine" matter under the NYSE's rules, which means that brokers have discretionary voting authority to the extent they have not received voting instructions from their client on the matter.

How many votes are needed for the proposals to pass?

        The proposals to be voted on at the Annual Meeting have the following voting requirements:

  •
  Proposal 1 (Election of Directors):  With respect to Proposal One, you may vote "FOR" all nominees, "WITHHOLD" your vote as to all nominees, or "FOR" all nominees except those specific nominees from whom you "WITHHOLD" your vote. Pursuant to our bylaws, directors will be elected by a plurality of votes cast at the Annual Meeting, with each share being entitled to vote for as many individuals as there are directors to be elected and for whose election the share is entitled to vote. Therefore, the ten director nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-votes or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, votes to WITHHOLD, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 2 (Say-on-Pay):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Two. Pursuant to our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of the vote on Proposal Two, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

  •
  Proposal 3 (Approval of Amended and Restated 2013 Equity Incentive Plan):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Three. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the amendment and restatement of the 2013 Plan. For purposes of the vote on Proposal Three only, abstentions will be counted as votes cast and will have the same effect as votes "AGAINST" the proposal, while other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

  •
  Proposal 4 (Ratification of the appointment of Ernst & Young LLP):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal Four. Pursuant to our bylaws, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. For purposes of the vote on Proposal Four, a majority of the votes cast means that the shares voted "FOR" the proposal must exceed the votes "AGAINST" the proposal, and therefore abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. However, abstentions will count toward the presence of a quorum.

What will constitute a quorum at the Annual Meeting?

        Holders representing a majority of all votes of our outstanding common stock entitled to be cast at the Annual Meeting must be present, in person or by proxy, for a quorum to exist. If the shares present in person or by proxy at the Annual Meeting do not constitute a quorum, the Annual Meeting may be adjourned to a subsequent time. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHOLD" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker non-votes also will be counted as present for purposes of determining the presence of a quorum.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Voting in advance does not impact your right to attend the Annual Meeting. If you vote your shares in advance and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Stockholders of record and stockholders who hold shares through a broker or nominee (i.e., in street name) will be able to vote in person at the virtual Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the virtual meeting as described above so that your vote will be counted if you later decide not to attend the virtual meeting.

Who can attend the Annual Meeting?

        Only stockholders as of the Record Date and stockholders who hold shares as of the Record Date through a broker or nominee (i.e., in street name), or their duly appointed proxies, may attend the Annual Meeting.

How do I attend the Annual Meeting?

        The Annual Meeting will be in a virtual-only format on Tuesday, May 4, 2021, at 9:00 a.m., Eastern Time. To access the virtual meeting, stockholders should visit www.virtualshareholdermeeting.com/QTS2021. The Annual Meeting will start promptly at 9:00 a.m., Eastern Time, and online access will begin at 8:45 a.m., Eastern Time. To log in to the virtual meeting, you will be required to enter a control number, included on your proxy card, voting instruction form or other notice that you may receive, which will allow you to participate in the virtual meeting and vote your shares of common stock if you are a stockholder as of the Record Date. Please contact Investor Relations at (678) 835-4443 or email ir@qtsdatacenters.com if you have any other questions in connection with attending the virtual meeting.

Why are you holding a virtual Annual Meeting?

        Due to the ongoing COVID-19 pandemic and in order to continue to abide by social distancing protocols and otherwise to protect the health and safety of stockholders, employees and the community, this year's Annual Meeting will be held in a virtual-only meeting format. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our board of directors or management. Similar to our in-person meetings, during the live Q&A session of the Annual Meeting, we may answer questions as they come in to the extent relevant to the business of the Annual Meeting, as time permits.

Will any other matters be voted on?

        The proposals set forth in this Proxy Statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the Proxy Agents or their substitutes to vote on any other business that may properly come before the meeting. If the Annual Meeting is postponed or adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote after I have voted?

        You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to our Secretary, (ii) filing a duly executed proxy bearing a later date with us or (iii) attending the Annual Meeting and voting during the live webcast.

Who is solicting the proxies and who pays the costs?

        The enclosed proxy for the Annual Meeting is being solicited by the Board. We will pay the costs of soliciting proxies. We have also engaged MacKenzie Partners, Inc. ("MacKenzie Partners") to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay MacKenzie Partners a fee of $17,500 and reimbursement of its reasonable expenses in connection with the solicitation of proxies. We will also reimburse Mackenzie Partners for reasonable and customary out-of-pocket expenses. In addition to soliciting proxies by mail, certain of our directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. In addition, we will, upon request, reimburse brokers, banks and other persons holding common stock on behalf of beneficial owners for the reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

        No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

Whom should I call if I have questions or need assistance voting my shares?

        Please contact our proxy solicitor, MacKenzie Partners, at (800) 322-2885 or by sending an email to proxy@mackenziepartners.com. You may also contact Investor Relations at (678) 835-4443 or email ir@qtsdatacenters.com if you have any questions in connection with voting your shares.

PROPOSAL ONE: ELECTION OF DIRECTORS

        The ten individuals named below, each of whom currently serves on the Board, have been recommended by our Nominating and Corporate Governance Committee and nominated by the Board to serve on the Board until our 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has determined that all of our directors, other than Chad L. Williams, are independent under applicable SEC and NYSE rules.

        The Board has no reason to believe that any of the persons named below as a nominee for the Board will be unable, or will decline, to serve as a member of the Board if elected. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the Proxy Agents will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board also may, as permitted by our bylaws, decrease the size of the Board.

        The Nominating and Corporate Governance Committee has set forth in a written policy minimum qualifications that a director candidate must possess. In addition, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Nominating and Corporate Governance Committee when evaluating a particular candidate. See "Corporate Governance and Board Matters—Director Nominee Selection Process."

Nominees for Election as Directors

        The table below sets forth the names and ages of each of the individuals nominated for election at the Annual Meeting, as well as the positions and offices currently held by these individuals.

Name	Position With the Company	Age as of the Annual Meeting
Chad L. Williams	Director, Chairman, President and Chief Executive Officer	50
John W. Barter	Director	74
Joan A. Dempsey	Director	65
Catherine R. Kinney	Director	69
Peter A. Marino	Director	79
Scott D. Miller	Director	68
Mazen Rawashdeh	Director	55
Wayne M. Rehberger	Director	65
Philip P. Trahanas	Director	50
Stephen E. Westhead	Director	57

        Set forth below is certain biographical information of our director nominees.

        Chad L. Williams has been our Chairman, President and Chief Executive Officer since May 2013 and was the Chairman and Chief Executive Officer of our predecessor from 2003 until our initial public offering in October 2013. Mr. Williams has more than 30 years of experience in the management and development of various private companies and more than 21 years of experience in the ownership, management and development of commercial real estate, the last 15 of which have been focused on data center properties. In his role as Chief Executive Officer, Mr. Williams has been directly involved in every aspect of our business, from strategic acquisitions and financing, to site selection, design, development and construction and customer management. Mr. Williams currently serves on the board of directors for the U.S. Dream Academy, an organization that focuses on intervening in the lives of children of incarcerated parents. Its mission is to empower these at-risk children to maximize their potential by providing them with academic, social and values-enrichment through supportive mentoring and the use of technology.

        The Board determined that Mr. Williams should serve on the Board based on the perspective and experience he brings as our founder and Chief Executive Officer, his experience as a successful business leader and entrepreneur and his in-depth knowledge of the Company and the real estate industry.

        John W. Barter has been our director since August 2013 and was a director of our predecessor from 2010 until our initial public offering in October 2013. Mr. Barter serves as a member of our Audit Committee and is an audit committee financial expert, as defined by applicable SEC regulations. Mr. Barter has more than 30 years of experience in financial management, mergers and acquisitions, executive management and planning and analysis. Mr. Barter served as the chief operating officer of Spring Hill College from November 2013 until June 2015. Mr. Barter was the chief financial officer of Kestral Solutions, Inc., a technology company, from 2000 to 2001. Prior to this, Mr. Barter held various positions with AlliedSignal, Inc., now called Honeywell International, Inc. (NYSE: HON), a technology company, for most of the time between 1973 to 1997, and was an executive vice president and president of AlliedSignal Automotive from 1994 to 1997 and chief financial officer from 1988 to 1994. He previously served on the boards of directors of Lenovo Group Limited, a personal technology company (HKSE: 992), from 2005 until 2010, SRA International from 2003 until 2011, Genpact Ltd. (NYSE: G) from 2005 to 2014, Engility Holdings, Inc. (NYSE: EGL) from 2017 to January 2019, and DHI Group, Inc. (NYSE: DHX) from May 2007 to May 2019. Mr. Barter earned a Bachelor of Science degree in physics from Spring Hill College and a Master of Business Administration in finance from Tulane University.

        The Board determined that Mr. Barter should serve on the Board based on his financial acumen and management experience.

        Joan A. Dempsey has been our director since December 2020 and serves as a member of our Security Committee. Ms. Dempsey brings over 35 years of consulting and operational experience, primarily working with federal government entities. Ms. Dempsey currently serves as Senior Executive Advisor to the Booz Allen Hamilton Chief Executive Officer. Previously, she served as Executive Vice President and Senior Partner at Booz Allen Hamilton, a management and technology consulting firm, for 12 years where she led the company's operations and strategy within the defense, homeland security and intelligence sectors. Prior to joining Booz Allen Hamilton in 2005, Ms. Dempsey spent a 25-year career serving in the federal government, including two political appointments. She served as the deputy director of Central Intelligence for Community Management during President Bill Clinton's administration and served as the executive director of the President's Intelligence Advisory Board during President George W. Bush's administration. Ms. Dempsey also spent 17 years as a senior civilian in the Department of Defense ("DoD") as deputy director of intelligence at the Defense Intelligence Agency, as the deputy assistant secretary of defense for intelligence and security, and as the designated (acting) assistant secretary of command, control, communications and intelligence. Ms. Dempsey also serves on the board of directors of Intelsat General Corporation, a subsidiary of Intelsat, S.A., a communications company, Quadrint, Inc., a private software company, and Stratolaunch, a private aerospace company. Previously, Ms. Dempsey served on the board of directors of Gigamon, Inc. (NYSE: GIMO), a network visibility and traffic monitoring company, from 2016 to 2017, serving as the chair of Gigamon's governance committee. Ms. Dempsey was the 2004 recipient of the Intelligence Security Affairs Support Association William O. Baker Award, an honor she shares with two former secretaries of defense, three members of Congress and two former directors of central intelligence. In addition to the DoD Distinguished Civilian Service Award, she is a recipient of the National Intelligence Medal of Achievement and The American University Roger W. Jones Award for Executive Leadership. Ms. Dempsey holds an M.P.A. in public administration from the University of Arkansas and a B.A. degree from Southern Arkansas University.

        The Board determined that Ms. Dempsey should serve on the Board based on her expertise and extensive operational experience in the federal government, Intelligence Community and defense and cybersecurity industry.

        Catherine R. Kinney has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Ms. Kinney serves as the chair of our Compensation Committee. Ms. Kinney has over 46 years of experience in securities regulation and management. Ms. Kinney retired from NYSE Euronext in March 2009, having served as the president and co-chief operating officer from 2002-2008. From 2007-2009, she served in Paris, overseeing global listings, marketing and branding, and serving as part of the integration team following the merger of The New York Stock Exchange and Euronext in April 2007. Ms. Kinney joined the NYSE in 1974 and held management positions with responsibility for several divisions, including all client relationships from 1996 to 2007, trading floor operations and technology from 1987 to 1996 and regulation from 2002 to 2004. Ms. Kinney currently serves on the boards of directors of MetLife, Inc. (NYSE: MET), MSCI Inc. (NYSE: MSCI) and SolarWinds Corporation (NYSE: SWI). Ms. Kinney previously served as a director of NetSuite, Inc. (NYSE: N). Ms. Kinney earned a Bachelor of Arts degree from Iona College and completed the Advanced Management Program at Harvard Business School. Ms. Kinney also has received honorary degrees from Georgetown University, Fordham University and Rosemont College.

        The Board determined that Ms. Kinney should serve on the Board based on her extensive leadership, management and corporate governance experience and experience as a director of other public companies.

        Peter A. Marino has been our director since August 2013 and was a director of our predecessor from 2012 until our initial public offering in October 2013. Mr. Marino serves as the chair of our Nominating and Corporate Governance Committee, the chair of our Security Committee and is a member of our Compensation Committee. Mr. Marino has over 50 years of executive experience. Mr. Marino has been a private consultant for government and industry on defense and intelligence issues since 1999. From 1996 to 1999, Mr. Marino was the president and chief executive officer of Firearms Training Systems, Inc., a provider of software and hardware simulation training systems for military, law enforcement and security forces. From 1991 to 1996, Mr. Marino served as senior vice president of E-Systems Corporation, a computing and software company which was acquired by Raytheon (NYSE: RTN) in 1995. Mr. Marino previously served as president and chief operating officer of Fairchild Industries, an aerospace and defense company, from 1988 to 1990 and was president and chief operating officer of Lockheed Electronics Company, Inc., a defense electronics company, from 1986 to 1988. From 1970 to 1986, he served in numerous capacities at the Central Intelligence Agency, including director of technical service and deputy director for the Office of Research and Development. He also attended the Senior Executive Fellows program at Harvard University. Mr. Marino previously served as a director of Argon ST, Inc., a former public company, from 2004 to 2010 and as a director of Engility Corporation (NYSE: EGL) from 2015 to 2019, and the boards of directors of several other privately-held global technology companies. Mr. Marino earned a Bachelor of Science degree in physics from Rollins College and a Master of Science in acoustics (engineering physics) from Pennsylvania State University.

        The Board determined that Mr. Marino should serve on the Board based on his experience as a successful business leader and entrepreneur, his government-related experience, his cybersecurity experience and his technology experience.

        Scott D. Miller has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Mr. Miller serves as a member of our Nominating and Corporate Governance Committee. Mr. Miller has over 37 years of executive experience. Mr. Miller is the chief executive officer of SSA & Company, a management consulting firm focusing on process improvement, the chief executive officer of G100, a membership organization providing a forum for current, future and recent chief executive officers of leading public and private companies and private equity firms, and the managing general partner of MSP, LLC, a private real estate development and investment company. He also serves as special advisor to General Atlantic LLC. Prior to joining SSA & Company in March 2004, Mr. Miller served as non-executive vice chairman of Hyatt Hotels and Resorts Corporation (NYSE: H), a global hospitality company, from 2003 to 2004, the president from 1999 to 2003 and executive vice president from 1997 to 1999. Mr. Miller also was the president and chief executive officer of United Infrastructure Company, a public infrastructure development company, from 1993 to 1997. From 1981 to 1993, he was a founding partner of The John Buck Company, a real estate brokerage, management and development company. Mr. Miller served on the boards of directors of Affinion Group, Inc. from 2011 to 2013, AXA Equitable Life Insurance Company from 2002 to 2012, Orbitz Worldwide, Inc. (NYSE: OWW) from 2003 to 2004, and NAVTEQ Corporation from 2004 to 2008. Mr. Miller earned a Bachelor of Arts degree in human biology from Stanford University and a Master of Business Administration from the University of Chicago.

        The Board determined that Mr. Miller should serve on the Board based on his leadership and management experience as a principal executive officer of diverse organizations and experience as a director of other public companies.

        Mazen Rawashdeh has been our director since September 2018. Mr. Rawashdeh has 29 years of experience in information technology. Mr. Rawashdeh serves as a member of our Nominating and Corporate Governance Committee. Mr. Rawashdeh serves as Senior Vice President and Chief Technology Officer of eBay, Inc. (NASDAQ: EBAY), having joined eBay in 2016. Prior to this, Mr. Rawashdeh served as vice president of Twitter's Infrastructure Engineering and Operations from 2011 to 2015 (NYSE:TWTR). Mr. Rawashdeh previously served as vice president of technical operations of eBay, Inc. from 2003-2009. Prior to working at eBay, Inc., Mr. Rawashdeh worked at LoudCloud, a startup where he held multiple engineering roles. Mr. Rawashdeh began his career at Oracle in the late 1990s. Mr. Rawashdeh earned a Bachelor of Science in Computer Science from Chapman University.

        The Board determined that Mr. Rawashdeh should serve on the Board based on his financial acumen, technical background and management experience.

        Wayne M. Rehberger has been our director since March 2019. Mr. Rehberger serves as the chair of our Audit Committee and is an audit committee financial expert, as defined by applicable SEC regulations. In addition, Mr. Rehberger serves on our Security Committee. Mr. Rehberger has over 37 years of diversified financial, operational and sales management experience. Most recently from 2015 through January 2019, Mr. Rehberger served as senior vice president and chief financial officer at Engility Holdings, Inc. (NYSE: EGL), following Engility Holdings, Inc.'s acquisition of TASC, Inc. in February 2015. Mr. Rehberger previously served as senior vice president and chief financial officer of TASC, Inc. from June 2010. Prior to joining TASC, Inc. in June 2010, Mr. Rehberger was the chief operating officer of XO Communications, a facilities-based telecommunications services provider. Before assuming the role of chief operating officer in May 2004, Mr. Rehberger had served as XO Communications' chief financial officer from November 2000. Mr. Rehberger currently serves on the board of Abt Associates, a government-focused professional services company, and has been appointed to its Audit and Compensation committees. He also serves on the board of Fusion Connect, a privately held telecommunications company, where he serves as the Audit Committee chairperson. Mr. Rehberger began his corporate career with the KPMG consulting business in Washington, D.C., where he worked primarily with U.S. government agencies and aerospace companies. Mr. Rehberger also served for 10 years in the United States Army and Army Reserve, achieving the rank of Major. He earned a Bachelor of Science degree in Business Administration at Bucknell University and a Master of Business Administration at the University of South Carolina.

        The Board determined that Mr. Rehberger should serve on the Board based on his diversified financial, operational and sales management experience.

        Philip P. Trahanas has been our director since August 2013 and was a director of our predecessor from 2009 until our initial public offering in October 2013. Mr. Trahanas serves as our lead independent director and serves as a member of our Compensation Committee and our Security Committee. Mr. Trahanas has over 24 years of experience in financial advisory, investing and investment management, as well as over 15 years of experience serving on private and public company boards. Between 2000 and 2014, Mr. Trahanas was a managing director of General Atlantic LLC, a global investment firm. From 1996 to 2000, Mr. Trahanas worked at Morgan Stanley (NYSE: MS), a global financial services firm, where he was a member of the high technology corporate finance team, was a merger and acquisition specialist and was a member of the investment banking division's operating management team. Prior to joining Morgan Stanley, Mr. Trahanas was an electrical engineer at General Electric (NYSE: GE), a diversified technology, media and financial services company, where he specialized in communications equipment and semiconductor design. Mr. Trahanas currently serves on the board of directors of InterDigital, Inc. (NASDAQ: IDCC), and has previously served on the boards of directors of several other privately-held global technology companies. Mr. Trahanas earned a Bachelor of Engineering degree in electrical engineering from The Cooper Union for the Advancement of Science and Art, a Master of Business Administration from the University of Pennsylvania Wharton School and a Master of Science degree in engineering from the University of Pennsylvania Moore School of Engineering.

        The Board determined that Mr. Trahanas should serve on the Board based on his extensive operating, investment banking and private equity experience.

        Stephen E. Westhead has been our director since August 2013 and was a director of our predecessor from May 2013 until our initial public offering in October 2013. Mr. Westhead serves as a member of our Audit Committee and our Nominating and Corporate Governance Committee. Mr. Westhead has over 31 years of experience in management. Since 2007, Mr. Westhead has been the chief executive officer and lead investor of US Trailer, a semi-trailer leasing company. From January 2013 to September 2015, Mr. Westhead served as the chief marketing officer of Satori Group, Inc., an IT company. From 1987 to 2009, Mr. Westhead served as senior vice president of commercial lines underwriting for Philadelphia Insurance Companies, an insurance company. Mr. Westhead earned a Bachelor of Science degree in business administration from Cabrini College.

        The Board determined that Mr. Westhead should serve on the Board based on his executive management experience.

Vote Required and Recommendation

        Directors are elected by plurality vote. Therefore, the ten director nominees receiving the highest number of "FOR" votes will be elected. There is no cumulative voting in the election of directors. For purposes of this Proposal One, abstentions, votes marked "WITHHOLD" and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

 PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), our stockholders are entitled to cast a non-binding advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, including the "Compensation Discussion and Analysis" section of this Proxy Statement, the compensation tables and accompanying narrative disclosures. We refer to this as our "Say-on-Pay" vote. While this Say-on-Pay vote is an advisory vote that is not binding on the Company or the Board, we value the views of our stockholders, and the Board's Compensation Committee, which administers our executive compensation program, will consider the outcome of the vote when making future compensation decisions. In 2016, the Board considered the results of our "say-on-frequency" vote and determined that we will provide our stockholders with the ability to approve, on a non-binding advisory basis, the compensation of the named executive officers every year until our next say-on-frequency vote is conducted, which will be no later than 2022.

        We believe that our executive compensation program rewards performance and aligns the interests of our executive officers with those of our stockholders, thereby reflecting our compensation philosophy of "pay-for-performance." Central to that goal are the two elements of (i) incentive compensation, which serves to motivate and reward our executives for performance including achievement of our financial and operational objectives, value creation for our stockholders and individual goals, and (ii) base salaries, which serve to fairly reward our executive officers for their value to the organization in successfully performing their respective roles. We also believe that our executive compensation program allows us to attract and retain the best executive talent, and we actively evaluate and reassess our executive compensation program in light of the industry in which we operate, the marketplace for executive talent in which we compete, evolving compensation governance, best practices and stockholder feedback.

        In response to stockholder feedback, in 2019 we substantially redesigned the long-term incentive compensation portion of our executive compensation program to introduce the grant of performance-based equity awards that are earned based on achievement of pre-established profitability goals and total stockholder return goals. In 2021, the Compensation Committee determined that, in order to enhance the alignment of our CEO's compensation with Company performance, the performance-based equity portion of his equity-based compensation will be increased from 60% to 70% starting in the 2021 compensation cycle. Over the last few years, we also have made numerous other enhancements to our executive compensation program and overall governance profile in response to what we have heard from stockholders and as matter of good governance. For more detail on these enhancements, see the "Compensation Discussion and Analysis—Response to Say-on-Pay Vote and Stockholder Engagement." For a more detailed description of our executive compensation program generally, including our compensation philosophy, compensation and practices and individual compensation elements, see the "Compensation Discussion and Analysis."

        We believe that our executive compensation program achieves our compensation objectives. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

          "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement."

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast at the Annual Meeting is required for approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of approving this Proposal Two, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE: APPROVAL OF QTS REALTY TRUST, INC.
AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

Overview

        The Company currently maintains the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (the "2013 Plan"), which initially was approved by the Board and our sole stockholder prior to our initial public offering in 2013. On March 4, 2021, the Board, upon recommendation of the Compensation Committee, approved and adopted the QTS Realty Trust, Inc. Amended and Restated 2013 Equity Incentive Plan (the "Amended and Restated 2013 Plan"), subject to approval by our stockholders. The Amended and Restated 2013 Plan amends the 2013 Plan by:

  •
  increasing the total number of shares of Class A common stock reserved for issuance under the 2013 Plan by 2,000,000 shares, which our Compensation Committee determined is an appropriate number that is estimated to cover approximately four years of equity award grants by the Company;

  •
  extending the term of the 2013 Plan to May 4, 2031, or such earlier date as may be determined by the Board;

  •
  explicitly mandating a minimum one-year vesting period on 95% of share-based awards;

  •
  removing references to the performance-based compensation exception under the terms of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), in effect prior to 2018 that were made obsolete by the Tax Cuts and Jobs Act; and

  •
  making certain immaterial and ministerial changes to the 2013 Plan.

        The 2013 Plan provides for the grant of options to purchase shares of our Class A common stock, share awards (including restricted shares and share units), SARs, performance shares, performance units and other equity-based awards, including LTIP units. As of the Record Date, 5,860,000 shares of our Class A common stock are reserved for issuance under the 2013 Plan. Since its adoption, we have granted equity awards in respect of 5,128,765 shares of Class A common stock under the 2013 Plan to our directors, executives and employees, net of forfeitures, leaving 731,235 shares of Class A common stock available for future issuance as of the Record Date. The following table includes information regarding our currently outstanding equity awards and shares available for future awards under the 2013 Plan as of the Record Date, without giving effect to this Proposal Three.

Shares currently reserved under the 2013 Plan	5,860,000
Shares currently available for future awards under the 2013 Plan	731,235
Total shares of restricted stock outstanding and total shares underlying outstanding performance unit awards	1,192,811
Total shares underlying all outstanding option awards	2,028,643
Weighted average exercise price of outstanding options	$39.55
Weighted average remaining contractual life of outstanding options	6.0

        The closing price per share of our Class A common stock on the NYSE as of the Record Date was $59.25 per share. As of the Record Date, there were 64,861,508 shares of our Class A common stock issued and outstanding and 6,470,145 OP units outstanding that were not held by us, for a combined total of 71,331,653 outstanding shares of Class A common stock and OP units not held by us.

        The Amended and Restated 2013 Plan would increase the shares reserved and available for grant under the 2013 Plan by 2,000,000 shares. This would result in a total of 7,860,000 shares being reserved under the Amended and Restated 2013 Plan, with 2,731,235 shares remaining available for future awards as of the Record Date (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards). The shares requested in this plan amendment are estimated to cover approximately four years of equity award grants by the Company.

        If this proposal is approved, we anticipate filing a Form S-8 registration statement with the SEC shortly after the Annual Meeting to register the additional shares under the Amended and Restated 2013 Plan. If the Amended and Restated 2013 Plan is not approved, no new shares will be added to the 2013 Plan, with awards continuing to be granted solely to the extent of the remaining shares, and the 2013 Plan will continue as currently in effect until its expiration on October 8, 2023.

Reasons for the Proposal

        We are proposing to amend and restate the 2013 Plan for the following reasons:

  •
  Without a share increase under the Amended and Restated 2013 Plan, we would soon become unable to use the equity feature of our compensation program. As discussed under "Compensation Discussion and Analysis," we believe that equity awards should be a key part of employee compensation, serving to align executive compensation with Company performance and enable us to compete effectively for the best talent. Our Compensation Committee believes that without an appropriate increase in the number of shares of common stock available for future awards under the 2013 Plan, the shares remaining available will become insufficient in the near future for us to continue achieving these objectives. Given the nature of our business and the continued expansion of our platform, our workforce may further increase as we expand our business. Furthermore, in addition to motivating and aligning the interests of our executive officers and employees with those of our stockholders, our objectives also include providing our directors with the ability to elect to receive the equivalent value of their annual cash retainers and committee membership compensation in the form of equity (payable 50% in stock options and 50% in shares of restricted stock), which has the effect of utilizing a greater number of shares under our 2013 Plan than would be the case if directors received only cash. Therefore, approval of the Amended and Restated 2013 Plan is necessary to retain the flexibility of our compensation programs, including the election feature of our director compensation program, continue our compensation policies, achieve our compensation objectives and provide our Compensation Committee the flexibility to continue to design and award compensation that it determines appropriate. If stockholders do not approve the Amended and Restated 2013 Plan, our future ability to create long-term incentives for our executive officers, other employees and directors could be substantially diminished.

  •
  Without the ability to use equity compensation, we could be forced to rely on cash and cash-based incentives. Extension of the 2013 Plan to May 4, 2031 will enable us to continue our compensation program beyond the current expiration date of October 8, 2023 thereby avoiding a near-term expiration. Allowing the current 2013 Plan to expire could be disruptive because, without the ability to make equity grants, our Compensation Committee could be forced to rely exclusively on cash or cash-based incentives to compensate and incentivize our executive officers, other employees and directors. This would increase cash compensation expense and reduce cash flow available for the operation of our business and distribution to our stockholders. We believe that a mix of cash and equity awards under the Amended and Restated 2013 Plan is a superior alternative to a solely cash-based compensation program, in terms of both efficiency and effectiveness. Continuing our current approach not only would avoid potential disruptions in our relationship with our executive officers and directors, it also would reduce the likelihood that we would need to rely on cash incentive awards in the future and reduce cash flow available for distribution to our stockholders.

  •
  A one-year minimum vesting period on at least 95% of shares issued under the Amended and Restated 2013 Plan promotes alignment between stockholders and award recipients. We believe that equity compensation awards provide motivation to award recipients to deliver performance for the benefit of all stockholders. The minimum vesting provision encourages this alignment by requiring that awards under the Amended and Restated 2013 Plan not vest sooner than the end of the one-year period following the grant date, except with respect to 5% of shares that remain available for future awards. This is consistent with our practice of granting equity awards that have at least a one year vesting requirement: our restricted stock grants currently vest as to 33% of the shares subject to the awards on the first anniversary of the date of grant and as to 8.375% of the shares subject to the awards each quarter-end thereafter, and our performance-based restricted stock units are earned over two- and three-year performance periods, with underlying shares vesting following the completion of such performance periods. Thus, while in practice we have generally not granted awards that allowed any shares to vest prior to the first anniversary of the grant date, this provision makes our practice more transparent and codifies the extent of any potential exceptions to our general practice. Under our provision, up to five percent of shares subject to awards granted under the Amended and Restated 2013 Plan are exempt from the minimum vesting restriction, to enable the Company to have flexibility in unusual circumstances.

  •
  Provisions that were required to comply with the Section 162(m) "performance-based compensation" exemption are no longer applicable. Section 162(m) of the Code limits the annual tax deductibility by public companies of compensation paid to certain executive officers to $1 million. Historically, there had been an exception to this annual $1 million tax deduction limit when the compensation is qualified as "performance-based compensation." However, as a result of the Tax Cuts and Jobs Act ("2018 Tax Law"), which became effective January 1, 2018, this exception has been eliminated for taxable years beginning in 2018 (except for certain grandfathered compensation paid pursuant to a written, binding contract that was in effect on November 2, 2017, which was not modified in any material respect on or after that date). To reflect the elimination of the "performance-based compensation" exception by the 2018 Tax Law, the Amended and Restated 2013 Plan removes provisions applicable to the grant of awards intended to qualify as "performance-based compensation" under the terms of Section 162(m) as in effect prior to the 2018 Tax Law, as it is no longer necessary to set forth procedures previously required under Section 162(m) for granting such awards. However, the Amended and Restated 2013 Plan continues to provide that the Compensation Committee may determine that vesting of any of the awards that may be granted under the Amended and Restated 2013 Plan shall be made subject to the achievement of performance metrics determined by the Compensation Committee and continues to include per participant limits on the number of shares that may be subject to awards granted generally.

        The material features of the Amended and Restated 2013 Plan are summarized below. The following summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the Amended and Restated 2013 Plan, which is included as Appendix A hereto along with a redline version comparing it to the existing 2013 Plan, which is included as Appendix B hereto.

Description of the Amended and Restated 2013 Plan

        Administration of the Amended and Restated 2013 Plan.    The Amended and Restated 2013 Plan is administered by our Compensation Committee, and the Compensation Committee determines all terms of awards under the Amended and Restated 2013 Plan. Our Compensation Committee also determines who will receive awards under the Amended and Restated 2013 Plan, the type of award and its terms and conditions and the number of shares of common stock subject to the award, if the award is equity-based. The Compensation Committee also will interpret the provisions of the Amended and Restated 2013 Plan. During any period of time in which we do not have a Compensation Committee, the Amended and Restated 2013 Plan will be administered by the Board of Directors or another committee appointed by the Board of Directors. References below to the Compensation Committee include a reference to the Board or another committee appointed by the Board for those periods in which the Board or such other committee appointed by the Board is acting.

        In March 2014, the Board established our Equity Awards Committee, with Chad L. Williams as the sole member, and authorized it to grant up to a number of options and restricted shares in each fiscal year equal in value to $2,000,000 of shares underlying the awards, provided that (i) such grants may only be made to employees or service providers who are not our executive officers (as defined in Rule 3b-7 of the Exchange Act) or directors, (ii) no single employee may be granted awards with a value in excess of $500,000 in any year, and (iii) such grants are otherwise made in accordance with guidelines established by the Board. In March 2019, the Board eliminated the foregoing annual aggregate and individual employee award limits and authorized Mr. Williams to establish an aggregate amount of awards to be granted to the individuals described in (i) above each fiscal year, subject to the Compensation Committee's approval.

        Eligibility.    All of our employees and the employees of our subsidiaries and affiliates, including our Operating Partnership, are eligible to receive awards under the Amended and Restated 2013 Plan. As of the Record Date, we had approximately 646 employees (including our named executive officers) who are eligible to participate in the 2013 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under our Amended and Restated 2013 Plan, other than incentive stock options. The Amended and Restated 2013 Plan provides that no participant in the plan is permitted to acquire, or will have any right to acquire, shares of common stock thereunder if such acquisition would be prohibited by the stock ownership limits contained in our charter or would impair our status as a REIT. Each member of our Compensation Committee that administers the Amended and Restated 2013 Plan is both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

        Share Authorization.    A total of 5,860,000 shares of common stock and LTIP units may be issued under the 2013 Plan. This total will increase to 7,860,000 if the stockholders approve the Amended and Restated 2013 Plan. In connection with share splits, dividends, recapitalizations and certain other events, the Board will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under the Amended and Restated 2013 Plan and the terms of outstanding awards. If any options or share appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any share awards, performance shares, performance units or other equity-based awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock or are settled in cash, the shares of common stock subject to such awards again will be available for purposes of the Amended and Restated 2013 Plan. However, the number of shares of common stock that may be issued under the Amended and Restated 2013 Plan will not be increased by any shares of common stock tendered, withheld or surrendered in connection with the purchase of shares of common stock upon exercise of an option, shares deducted or delivered from an award in connection with the tax withholding obligations or shares purchased by us with proceeds from option exercises.

        The maximum number of shares of common stock subject to options or share appreciation rights that may be issued under the Amended and Restated 2013 Plan to any person, other than a non-employee director, is 450,000 shares in any single calendar year. The maximum number of shares that may be issued under the Amended and Restated 2013 Plan to any person, other than a non-employee director, other than pursuant to an option or share appreciation right is 225,000 shares in any single calendar year. The maximum number of shares that may be issued under the Amended and Restated 2013 Plan to any person, other than a non-employee director, pursuant to a performance-based award is 750,000 shares in any single calendar year. Notwithstanding the foregoing, in the calendar year in which any person, other than a non-employee director, is first employed by the

Company or any company affiliated with the Company, each of the foregoing limitations (on shares subject to an option or share appreciation right, shares subject to an award other than an option or share appreciation right, or shares subject to a performance award) shall be three times the number of shares otherwise specified in the Amended and Restated 2013 Plan for such award type. The maximum amount that may be earned as an annual incentive award in any calendar year by any one person, other than a non-employee director, is $5 million and the maximum amount that may be paid as a cash-settled performance award in respect of a performance period by any one person, other than a non-employee director, is $5 million.

        The total value of awards granted during a single calendar year to any non-employee director (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), taken together with any cash retainers paid to such non-employee director during the calendar year, shall not exceed $750,000; provided that, in any calendar year that a non-employee director is first serving as a non-employee director, the foregoing limit shall be $1,000,000.

        Options.    The Amended and Restated 2013 Plan authorizes our Compensation Committee to grant incentive stock options (under Section 421 of the Code) and options that do not qualify as incentive stock options. The exercise price of each option would be determined by the Compensation Committee, provided that the price cannot be less than 100% of the fair market value of the shares of common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.

        The term of an option may not exceed ten years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after death, disability or other termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, except in connection with certain corporate events, and an option may not be surrendered in consideration of or exchanged for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged without stockholder approval.

        The exercise price for any option or the purchase price for restricted shares will be payable generally (i) in cash, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of shares of common stock) with an aggregate fair market value on the date on which the option is exercised of the exercise price, or (iii) to the extent the award agreement provides, by payment through a broker assisted cashless exercise procedure.

        Restricted Shares.    The Amended and Restated 2013 Plan also provides for the grant of restricted shares. A restricted share award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. A participant who receives a restricted share award will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the Board may require any dividends to be reinvested in shares or may require cash dividends to be paid upon vesting of the underlying shares. During the period, if any, when share awards are non-transferable or forfeitable, a participant will be prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of his or her restricted shares. To the extent any share awards are certificated, our Company will retain custody of the certificates and a participant must deliver a stock power to our Company for each restricted share award.

        Share Appreciation Rights.    The Amended and Restated 2013 Plan authorizes our Compensation Committee to grant share appreciation rights that provide the recipient with the right to receive, upon exercise of the share appreciation right, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the share appreciation right generally will equal the excess of the fair market value of our common stock on the date of exercise over the shares' fair market value on the date of grant. Share appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Share appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a share appreciation right may not exceed ten years from the date of grant.

        Share Units.    The Amended and Restated 2013 Plan also authorizes our Compensation Committee to grant share units. Share units represent the participant's right to receive a compensation amount, based on the value of the shares of common stock, if vesting criteria (which may include the satisfaction of performance goals) established by the Compensation Committee are met. Our Compensation Committee will determine the applicable vesting period, any performance goals and such other conditions that apply to the share unit. If the vesting criteria are met, share units will be paid in cash, shares of common stock or a combination thereof.

        Minimum Vesting Requirement.    The Amended and Restated 2013 Plan provides that awards may not become exercisable, and the restriction period applicable to awards may not lapse, as applicable, prior to one year from the date of grant, provided that up to 5% of the shares available for issuance under the Amended and Restated 2013 Plan may be awarded without regard to such minimum one-year vesting period.

        Bonuses.    Cash performance bonuses payable under the Amended and Restated 2013 Plan may be based on the attainment of performance goals that are established by the Compensation Committee and relate to one or more performance criteria described in the plan. Cash performance bonuses granted under the Amended and Restated 2013 Plan will be based upon objectively determinable bonus formulas established in accordance with the plan.

        Dividend Equivalents.    Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of common stock or a combination of the two. Our Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights may be granted in tandem with an option or share appreciation right.

        Other Equity-Based Awards.    Our Compensation Committee may grant other types of share-based awards under the Amended and Restated 2013 Plan, including LTIP units. Other equity-based awards are payable in cash, shares of common stock or other equity, including LTIP units, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. The terms and conditions that apply to other equity-based awards will be determined by the Compensation Committee.

        LTIP units are a special class of limited partnership units in our Operating Partnership that are structured to qualify as "profits interests" for tax purposes. As a result, at issuance they have no capital account in our Operating Partnership. Any LTIP units issued by our Operating Partnership may be subject to vesting requirements as determined by our Compensation Committee. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control—LTIP Units" for a summary of the terms of the Class O LTIP units.

        Clawback.    Awards granted pursuant to the Amended and Restated 2013 Plan may, in our discretion, be subject to mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or be annulled upon termination for "cause" as defined in the Amended and Restated 2013 Plan, applicable award agreement, or any other agreement between us and the grantee. Reimbursement or forfeiture also may apply to cash and equity performance-based awards granted to our executive officers and employees (i) if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws and such officer or employee knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, or (ii) if an award was earned or vested based on achievement of pre-established performance goals that are later determined, as a result of the accounting restatement, not to have been achieved. Awards also are subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback right we may have.

        Change in Control.    If we experience a change in control in which outstanding options, share appreciation rights, restricted shares, share units, performance shares, performance units or other equity-based awards will not be assumed or continued by the surviving entity, then, except as otherwise provided in the applicable award agreement, or any other agreement between us and the grantee: (i) with the exception of any performance shares or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control, (ii) at the Board of Directors' discretion either or both of the following actions will be taken: (A) all options and share appreciation rights will become exercisable five days before the change in control and terminate upon the consummation of the change in control, or (B) all options, share appreciation rights, restricted shares and share units will be canceled in connection with the change in control for a payment equal to the price per share paid to holders of shares of common stock in the change in control transaction less, in the case of options or share appreciation rights, the option exercise price or share appreciation right exercise price per share; provided that, in the event the option exercise price or share appreciation right exercise price of an award exceeds the price per share paid to stockholders in the change in control, such options and share appreciation rights may be terminated for no consideration, and (iii) in the case of performance shares and performance units, (A) if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date or (B) if less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved.

        In summary, a change in control under the Amended and Restated 2013 Plan occurs if:

  •
  a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

  •
  we experience a merger or consolidation with any other entity or we approve the issuance of voting securities in connection with a merger or consolidation other than (i) a merger or consolidation which would result in our voting securities continuing to represent at least 50.1% of the combined voting power of our voting securities or any surviving or parent entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement our recapitalization in which no person, entity or affiliated group becomes the beneficial owner of our securities representing 50% or more of the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities;

  •
  we consummate a sale of all or substantially all of our assets; or

  •
  during the period of any twelve consecutive months, individuals who, at the beginning of such period, constitute the Board of Directors cease for any reason to constitute a majority of the

    Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

        Amendment; Termination.    The Board of Directors may amend or terminate the Amended and Restated 2013 Plan at any time; provided that no amendment may adversely impair the benefits of participants with outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the Amended and Restated 2013 Plan. Unless terminated sooner by the Board of Directors or extended with stockholder approval, the Amended and Restated 2013 Plan will terminate on the tenth anniversary of its adoption.

Federal Income Tax Consequences

        Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability. The excess of the fair market value of the shares purchased on exercise of an incentive stock option over the exercise price paid for such shares is considered alternative minimum taxable income for alternative minimum tax purposes. Any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

        If the grantee does not satisfy the holding period requirement discussed above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price. The excess of the amount realized on such disposition over the fair market value of the common stock at the time the option was exercised, if any, will be capital gain. If the amount realized on such disposition is less than the exercise price paid, the grantee generally will not recognize any ordinary income from such disposition and instead will recognize a capital loss. Generally, we will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and with certain reporting requirements.

        Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. For employees, this amount of income will be subject to income tax withholding and FICA and FUTA taxes ("employment taxes"). Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee who is an employee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the non-employee ex-spouse, the non-employee ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the non-employee-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at such time.

        Restricted Shares.    A grantee who is awarded restricted shares will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. This amount of income will be subject to income tax withholding and employment taxes. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. This amount of income will be subject to income tax withholding and employment taxes. Any dividends paid while the common stock is subject to restrictions will be treated as compensation income to the grantee and subject to withholding and employment taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Share Units.    There are no immediate tax consequences of receiving an award of share units under the Amended and Restated 2013 Plan. Upon vesting of the share units, the fair market value of the shares covered by the units will be subject to employment taxes. In addition, a grantee who is awarded share units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date (and this amount generally will be subject to income tax withholding on the payment date). If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Share Appreciation Rights.    There are no immediate tax consequences of receiving an award of share appreciation rights under the Amended and Restated 2013 Plan. Upon exercising a share appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. This amount of income will be subject to income tax withholding and employment taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we generally will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Dividend Equivalents.    Participants who receive dividend equivalents will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. This amount of income will be subject to income tax withholding and employment taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Section 280G; Golden Parachute Payments.    To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Plan Benefits

        Because grants of awards under the Amended and Restated 2013 Plan are within the discretion of our Compensation Committee or, in the case of director compensation, may be elected by our directors in their discretion to the extent of their cash compensation, the benefits or amounts that will be received in the future by any participant or groups of participants if the Amended and Restated 2013 Plan is approved are not currently determinable. None of the additional shares authorized by the Amended and Restated 2013 Plan has been awarded to any of our officers, employees or directors, and none of the shares has been awarded (or promised to be awarded) subject to approval of the Amended and Restated 2013 Plan. A copy of the proposed Amended and Restated 2013 Plan is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. A redline showing all of the changes between the 2013 Plan and the Amended and Restated 2013 Plan is attached as Appendix B to this Proxy Statement and incorporated by reference into this proposal.

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast on the proposal is necessary to approve the Amended and Restated 2013 Plan. For purposes of this Proposal Three only, abstentions will be counted as votes cast and will have the same effect as votes against the proposal, while other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE AMENDED AND RESTATED 2013 PLAN.

 PROPOSAL FOUR: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. Although stockholder approval is not required, we desire to obtain from our stockholders an indication of their approval of the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2021. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine that such a change would be in our and our stockholders' best interests. If our stockholders do not ratify this appointment, the Audit Committee may consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions.

Vote Required and Recommendation

        The affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For purposes of approving this Proposal Four, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Principal Accountant Fees and Services

        The following table summarizes the fees billed by Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees(1)	$1,720,951	$2,132,130
Audit-Related Fees	$—	$—
Tax Fees(2)	$203,673	$347,765
All Other Fees	$—	$—

Total	$1,924,624	$2,479,895

(1)
Audit fees for 2020 and 2019 include audit fees for services associated with review of registration statements in 2019, issuances of comfort letters and consents and other services related to SEC matters.

(2)
Tax fees consist of tax fees relating to services provided associated with tax return preparation, tax consultations, the acquisition of our Netherlands data centers and other similar matters.

Pre-Approval Policies and Procedures

        The Audit Committee's policy is to review and pre-approve, either pursuant to the Audit Committee's Policies and Procedures for the Approval of Audit Services and Permitted Non-Audit Services or through a separate pre-approval by the Audit Committee, any engagement of the Company's independent auditor to provide any audit or non-audit services to the Company. Pursuant to the Audit Committee's pre-approval policy, the Committee has pre-approved certain specified audit, audit-related, tax and other services for the audit cycle ending in March 2022. Permissible audit, audit-related, tax and other services other than those specifically pre-approved pursuant to the pre-approval policy require specific pre-approval by the Audit Committee. All audit, audit-related, tax and other services provided to us for the years ended December 31, 2020 and December 31, 2019 either were pre-approved by the Audit Committee or were approved pursuant to the Audit Committee's pre-approval policy. Pursuant to the pre-approval policy, the Audit Committee may delegate pre-approval authority to one or more of its members who are required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed of Messrs. Rehberger, Barter and Westhead. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

        One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the Company's accounting policies, internal audit function, system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2020 with our management.

        The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed the audited financial statements for the year ended December 31, 2020 with the independent auditors, which are responsible for expressing an opinion on the conformity of those audited financial statements, including the notes thereto, with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the U.S. Securities Exchange Commission ("SEC").

        The independent auditors have provided to the Audit Committee the written disclosures and letter from the independent auditors required by applicable requirements of the PCAOB regarding the auditors' communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors their independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company's audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Respectfully submitted,
The Audit Committee
WAYNE REHBERGER (Chair) JOHN W. BARTER STEPHEN E. WESTHEAD

        The Audit Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

 CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

        The Company's corporate governance is structured in a manner that the Board believes closely aligns the Company's interests with those of our stockholders. Notable features of our corporate governance structure include the following:

  •
  the Board is not staggered, with each of our directors subject to re-election annually;

  •
  of the eleven persons who currently serve on the Board as of the Record Date, ten, or 91% of our directors, have been determined by us to be independent for purposes of the NYSE's corporate governance listing standards and Rule 10A-3 under the Exchange Act;

  •
  all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent;

  •
  we have determined that two of our directors qualify as "audit committee financial experts" as defined by the SEC;

  •
  our stock ownership guidelines require directors to own securities of the Company equal to at least five times the annual base cash retainer, and our Chief Executive Officer and other named executive officers to own securities of at least five times and three times his or her base salary, respectively;

  •
  we do not have a stockholder rights plan;

  •
  we have opted out of the Maryland Unsolicited Takeovers Act, commonly known as "MUTA";

  •
  we have opted out of the Maryland business combination and control share statutes; and

  •
  our stockholders may amend our bylaws by a majority vote.

        The Company's charter and bylaws provide that the number of directors constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of directors may not be greater than 15 and may not be decreased to fewer than the minimum number required under the Maryland General Corporation Law ("MGCL"), which currently is one director.

        There are no family relationships among our executive officers and directors. All board members except Mr. Williams have been determined by the Board to be independent under applicable NYSE and SEC rules.

Board Leadership Structure

        Chad L. Williams has served as our Chairman, President and Chief Executive Officer since May 2013 and was the Chairman and Chief Executive Officer of our predecessor from 2003 until our initial public offering. The Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. However, it evaluates the combined role of Chairman and Chief Executive Officer as part of the succession planning process. The Board has determined that, based on Mr. Williams' tenure with the Company and our predecessor since its inception, the perspective and experience he brings as our founder and Chief Executive Officer, and his in-depth knowledge of the Company and the real estate industry, Mr. Williams is well-positioned to lead Board discussions and that the combined role of Chairman and Chief Executive Officer is therefore in the best interests of the Company and stockholders.

        To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by

Philip P. Trahanas. In accordance with our Corporate Governance Guidelines, the responsibilities of the lead independent director include, among others:

  •
  serving as liaison among (i) management, including the Chief Executive Officer, (ii) our other independent directors, and (iii) interested third parties and the Board;

  •
  presiding at executive sessions of the independent directors;

  •
  serving as the focal point of communication to the Board regarding management plans and initiatives;

  •
  ensuring that the role between Board oversight and management operations is respected;

  •
  providing the medium for informal dialogue with and among independent directors, allowing for free and open communication within that group; and

  •
  serving as the communication conduit for third parties who wish to communicate with the Board.

        Our lead independent director will be selected on an annual basis by a majority of independent directors then serving on the Board.

Recent Board Changes

        As previously announced, on December 17, 2020, the Board increased the size of the Board from ten directors to eleven directors and appointed Joan A. Dempsey to serve as a member of the Board until the Annual Meeting. Concurrently with her appointment to the Board, Ms. Dempsey was also appointed to the Company's Security Committee.

        On March 5, 2021, the Company announced that William O. Grabe would not stand for re-election to the board at the Annual Meeting. Mr. Grabe has been a director since August 2013 and was a director of our predecessor from 2009 until our initial public offering in October 2013. In light of Mr. Grabe's decision, the Board subsequently reduced the size of the Board from eleven directors back down to ten directors, effective automatically as of the Annual Meeting.

Executive Sessions

        During 2020, our non-management directors met in a special executive session without management at two Board meetings. Mr. Trahanas, as lead independent director, chaired the sessions. Per our Corporate Governance Guidelines, the Board continues to expect to conduct executive sessions limited to non-management directors at our regularly scheduled Board meetings, and at least annually will hold an executive session limited to independent directors.

Attendance of Directors at 2020 Board and Committee Meetings and Annual Meeting of Stockholders

        During 2020, the Board held seven meetings. Every director attended at least 75% of the total number of meetings of the Board and all committees thereof on which such director served during 2020 and that were held during the period in which he or she served as director.

        In accordance with the Company's Corporate Governance Guidelines, directors are expected to attend the annual meeting of stockholders. All directors attended the 2020 Annual Meeting of Stockholders.

Committees of the Board

        The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Security Committee. Each of these committees, except the Security

Committee, must have at least three members each of whom are independent directors, as that term is defined in the NYSE listing standards. The Board from time to time may establish other committees to facilitate the management of our company.

        The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Security Committee
John W. Barter	X*
Joan A. Dempsey				X
Catherine R. Kinney		X (Chair)
Peter A. Marino		X	X (Chair)	X (Chair)
Scott D. Miller			X
Mazen Rawashdeh			X
Wayne M. Rehberger	X (Chair)*			X
Philip P. Trahanas		X		X
Stephen E. Westhead	X		X
Chad L. Williams				X

*
Audit Committee financial expert.

        The Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Security Committee each operate under written charters adopted by the Board. These charters are available on our website at www.qtsdatacenters.com.

Audit Committee

        The Audit Committee consists of Messrs. Barter, Rehberger and Westhead, and Mr. Rehberger serves as its chair. The Audit Committee's written charter requires that all members of the committee meet the independence, experience, financial literacy and expertise requirements of the NYSE, the Sarbanes-Oxley Act of 2002, the Exchange Act and applicable rules and regulations of the SEC, all as in effect from time to time. The Board has determined that all of the members of the Audit Committee meet the foregoing requirements.

        The Board also has determined that each of Mr. Barter and Mr. Rehberger is an "audit committee financial expert," as defined by the applicable SEC regulations and NYSE corporate governance listing standards, and has accounting or related financial management expertise.

        The principal functions of the Audit Committee include overseeing:

  •
  our accounting and financial reporting processes;

  •
  the integrity and audit of our consolidated financial statements and financial reporting process;

  •
  our systems of disclosure controls and procedures and internal control over financial reporting;

  •
  our compliance with financial, legal and regulatory requirements;

  •
  the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

  •
  the performance of our internal audit function;

  •
  review of all related-party transactions in accordance with our related-party transactions policy; and

  •
  our overall risk profile, with the assistance of the Nominating and Corporate Governance Committee.

        The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also approves the audit committee report required by SEC regulations to be included in our annual proxy statement.

        During 2020, the Audit Committee met fourteen times.

Compensation Committee

        The Compensation Committee consists of Ms. Kinney, Mr. Marino, and Mr. Trahanas, and Ms. Kinney serves as its chair. The principal functions of the Compensation Committee include:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our other executive officers, evaluating the performance of such officers in light of such goals and objectives and determining and approving the remuneration of such officers based on such evaluation;

  •
  reviewing our executive compensation policies and plans;

  •
  determining the number of shares underlying, and the terms of, stock option and restricted stock awards to be granted to our directors, executive officers and other employees pursuant to these plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  producing a report on executive compensation to be included in our annual proxy statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        During 2020, the Compensation Committee met nine times.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Mr. Marino, Mr. Miller, Mr. Rawashdeh and Mr. Westhead, and Mr. Marino serves as its chair. In addition to its historical functions listed below, the Nominating and Corporate Governance Committee is the Company's committee tasked with oversight of sustainability and social matters. The principal functions of the Nominating and Corporate Governance Committee include:

  •
  identifying, recruiting and recommending to the full Board qualified candidates for election as directors and recommending a slate of nominees for election as directors at each annual meeting of stockholders;

  •
  developing and recommending to the Board Corporate Governance Guidelines, including the committee's selection criteria for director nominees, and implementing and monitoring such guidelines;

  •
  overseeing our corporate governance programs, policies and practices and reviewing developments in legislation, regulation, public policy and related trends that may pertain to our corporate governance, corporate social responsibility and related matters;

  •
  overseeing and periodically reviewing and discussing with management and the Board our activities relating to corporate social responsibility and sustainability matters and the external reporting of such activities and developing guidelines relating to such matters;

  •
  assisting the Audit Committee with oversight and approval of enterprise risk management practices, including our compliance with legal and regulatory requirements;

  •
  overseeing the Board's compliance with its ethics program;

  •
  reviewing and making recommendations on matters involving the general operation of the Board; including board size and composition, and committee composition and structure;

  •
  recommending to the Board nominees for each committee of the Board;

  •
  monitoring, reviewing and evaluating any change of circumstances that may affect the independence of any director and advising the Board as to the committee's findings relating to the independence and continued service of any such director;

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

  •
  overseeing the Board's evaluation of management.

        During 2020, the Nominating and Corporate Governance Committee met four times.

Security Committee

        The Security Committee consists of Ms. Dempsey, Mr. Marino, Mr. Rehberger, Mr. Trahanas and Mr. Williams, and Mr. Marino serves as its chair. The principal functions of the Security Committee include:

  •
  providing oversight and leadership for the company's federal contract business;

  •
  enhancing the Board's understanding and our oversight of systems, and to identify, manage and mitigate risks related to cybersecurity, privacy and disaster recovery; and

  •
  providing a forum to review, evaluate, monitor, and provide feedback on information technology-related matters, including strategies, objectives, capabilities, initiatives and policies.

        During 2020, the Security Committee met five times.

Director Nominee Selection Process

        The Nominating and Corporate Governance Committee has set forth in a written policy the qualifications that director candidates must possess and provides that, in considering potential candidates, the Nominating and Corporate Governance Committee will consider the entirety of each candidate's qualifications and credentials. At a minimum, a director candidate must possess:

  •
  high personal and professional ethics and integrity;

  •
  an ability to exercise sound judgment;

  •
  an ability to make independent analytical inquiries;

  •
  an ability and willingness to devote adequate time and resources to perform Board duties diligently, including attending regular and special Board and committee meetings;

  •
  appropriate and relevant business experience and acumen; and

  •
  a reputation, both personal and professional, consistent with the image and reputation of the Company.

        In addition to the aforementioned minimum qualifications, the written policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, should be considered by the Nominating and Corporate Governance Committee when evaluating a particular candidate. These additional qualities and skills include, among others, the following:

  •
  diversity (age, race, gender and ethnicity, geographic knowledge, industry experience, board tenure and culture), age, background, skills and experience;

  •
  whether the person possesses specific industry knowledge, expertise and/or contacts in the communities in which the Company conducts business and in the Company's industry or other industries relevant to the Company's business or areas deemed appropriate by the Board;

  •
  whether the person possesses familiarity with general issues affecting the Company's business;

  •
  whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the SEC;

  •
  whether the person would qualify as an "independent" director under the rules of the NYSE and the Company's Corporate Governance Guidelines;

  •
  the importance of continuity of the existing composition of the Board;

  •
  fit of the individual's skills, experience, and personality with those of other directors in maintaining an effective, collegial, and responsive Board; and

  •
  the individual's familiarity with data center facilities and operations.

        The Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates. A director candidate's background and personal experience, however, will be significant in the Board's candidate identification and evaluation process to help ensure that the Board remains aware of and responsive to the needs and interests of our customers, stockholders, employees and other stakeholders.

        The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including (a) members of the Nominating and Corporate Governance Committee, (b) directors of the Company and (c) stockholders of the Company. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates.

        As part of the candidate identification process, the Nominating and Corporate Governance Committee will evaluate the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee also will take into account whether existing directors have indicated a willingness to continue to serve as directors if re-nominated. Once director candidates have been identified, the Nominating and Corporate Governance Committee then will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee's process of recommending director candidates. The Nominating and Corporate Governance Committee evaluates the performance of each current director and considers the results of such evaluation when determining whether to recommend the nomination of such director for an additional term. All candidates submitted by stockholders will be evaluated in the same manner as all other director candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. At an appropriate time prior to each annual meeting at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve.

        At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee will recommend to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above.

Board Oversight of Risk Management

        One of the critical functions of the Board is informed oversight of our risk management process. In carrying out this critical responsibility, the Board has designated the Audit Committee with primary responsibility for overseeing enterprise risk management. While our Audit Committee, with assistance from our Nominating and Corporate Governance Committee, has primary responsibility for overseeing enterprise risk management, each of our standing committees—Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Security Committee—addresses risks specific to their respective areas of oversight as follows:

  •
  Audit Committee:  The Audit Committee has the responsibility to consider and discuss our major financial risk exposures, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

  •
  Compensation Committee:  The Compensation Committee assesses and monitors compensation policies to ensure that such practices are designed to balance risk and reward in relation to the Company's overall business strategy and do not encourage excessive risk-taking.

  •
  Nominating and Corporate Governance Committee:  The Nominating and Corporate Governance Committee monitors the general operations of the Board and the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Nominating and Corporate Governance Committee also will monitor compliance with legal and regulatory requirements.

  •
  Security Committee:  The Security Committee monitors the federal contract business, information technology and cybersecurity risk.

        The Company's management team, including the specific members of management responsible for the particular matters considered from time to time, regularly provide the Board and its standing committees reports on the Company's Enterprise Risk Management process, progress and results, highlighting management's assessments and recommendations, to enable the Board and each committee to understand and discuss risk identification, risk management and risk mitigation.

        The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee's members, makes this an appropriate structure to monitor effectively the risks discussed above.

Corporate Governance Guidelines

        The Board has adopted a set of governance guidelines—the QTS Realty Trust, Inc. Corporate Governance Guidelines (the "Corporate Governance Guidelines")—that reflect the Board's commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with the goal of enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things:

  •
  the responsibilities and qualifications of directors, including director independence;

  •
  the functioning of the Board;

  •
  the responsibilities, composition and functioning of the Board committees;

  •
  the appointment and role of the lead independent director;

  •
  principles of director compensation; and

  •
  management succession and review.

        A copy of the Corporate Governance Guidelines is available on our website at www.qtsdatacenters.com.

Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics applies to directors, officers and employees. Among other matters, the code is intended to deter wrongdoing and promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

        Only the Nominating and Corporate Governance Committee (or another committee of the Board or a majority of our independent directors of the Board) is able to approve any waiver of the Code of Business Conduct and Ethics for our executive officers or directors, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

        A copy of the Code of Business Conduct and Ethics is available on our website at www.qtsdatacenters.com. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics by posting such information on our website.

Compensation of Directors

        The Board has adopted a non-employee director compensation policy. In accordance with the policy, on an annual basis, non-employee directors receive the following compensation for their services as directors, as well as additional compensation for their service in the special capacities noted:

Non-employee Director generally	• $160,000 grant of securities vesting one year from the grant date
• $75,000 cash retainer

Lead Independent Director	• $75,000 cash retainer

Audit Committee Chair	• $25,000 cash retainer

Compensation Committee Chair	• $20,000 cash retainer

Governance Committee Chair	• $15,000 cash retainer

Security Committee Chair	• $15,000 cash retainer

Audit Committee Member	• $15,000 cash retainer (other than the chair)

Compensation Committee Member	• $10,000 cash retainer (other than the chair)

Governance Committee Member	• $7,500 cash retainer (other than the chair)

Security Committee Member	• $7,500 cash retainer (other than the chair)

        Each non-employee director is entitled to elect to receive his or her annual cash retainers (for board and committee memberships) in securities of the Company. All equity compensation paid to non-employee directors is paid 50% in stock options and 50% in shares of restricted stock and no director can receive more than $750,000 of compensation as a director in any calendar year. Directors who are employees of the Company or its subsidiaries will not receive compensation for their services as directors. All directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.

        In 2017, the Board adopted a Director Deferred Compensation Plan (the "Director Deferred Compensation Plan") pursuant to which, effective with calendar year 2018 and until such plan is terminated, directors are given an opportunity to (i) elect whether to defer all or some portion of their annual grant of securities (other than stock options), (ii) elect whether to receive their annual cash and committee retainers in the form of securities of the Company, and (iii) elect whether to defer receipt of all or some portion of the securities elected to be received in lieu of the cash retainer (for board and committee memberships) (other than stock options). In accordance with Section 409A ("Section 409A") of the Internal Revenue Code of 1986, as amended, elections to defer the receipt of cash or securities must be made by the end of the calendar year prior to the year such cash or securities would otherwise have been paid or granted. Any amounts deferred can be paid, upon the director's election in accordance with the terms of Section 409A, (i) within 30 days of their departure from the board, (ii) within 30 days of June 30th of the year following the year in which the deferral was made, or (iii) the earlier of (i) and (ii).

        For 2020, with the exception of Mr. Barter, Mr. Grabe, Mr. Marino, Mr. Rehberger, and Mr. Westhead, each non-employee director chose to receive his or her annual cash retainer (for board and committee memberships) in the form of equity—i.e., 50% in shares of restricted stock and 50% in options to purchase our Class A common stock. Mr. Barter, Mr. Grabe, Mr. Marino, Mr. Rehberger, and Mr. Westhead elected to receive their cash retainers (for board and committee memberships) for their services as a director in cash. Thus, the non-employee directors received the following grants during 2020:

Name	Grant Date	Option Awards(1)(2)	Stock Awards(1)(2)
John W. Barter	March 6, 2020	8,557	1,408
Joan A. Dempsey(3)	—	—	—
William O. Grabe	March 6, 2020	8,557	1,408
Catherine R. Kinney	March 6, 2020	13,637	2,244	(4)
Peter A. Marino	March 6, 2020	8,557	1,408
Scott D. Miller	March 6, 2020	12,968	2,134	(4)
Mazen Rawashdeh	March 6, 2020	12,968	2,134	(4)
Wayne Rehberger	March 6, 2020	8,557	1,408	(4)
Philip P. Trahanas	March 6, 2020	17,514	2,881	(4)
Stephen E. Westhead	March 6, 2020	8,557	1,408	(4)

(1)
All awards vest on the first anniversary of the grant date.

(2)
Includes option awards and stock awards, as applicable, granted to non-employee directors who elected to receive shares of restricted stock and options to purchase Class A common stock in lieu of their cash retainers.

(3)
Ms. Dempsey was elected to the Board on December 17, 2020 and did not receive any equity awards during 2020.

(4)
Elected to be deferred under the Director Deferred Compensation Plan.

        Each of the directors, except Mr. Barter, Mr. Grabe and Mr. Marino, elected to defer the receipt of shares of restricted stock pursuant to the Director Deferred Compensation Plan.

        The following table presents information regarding the compensation paid during 2020 to non-employee directors who served on the Board during the year. Mr. Williams does not receive any compensation for his service as a member of the Board. The compensation paid to Mr. Williams is presented below under "Compensation of Executive Officers" in the table titled "Summary Compensation Table" and the related explanatory tables.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)		Option Awards		Total
John W. Barter	$95,000	$80,031	(4)	$80,008	(5)	$255,039
Joan A. Dempsey(3)	$—	$—		$—		$—
William O. Grabe	$75,000	$80,031	(4)	$80,008	(5)	$235,039
Catherine R. Kinney	$95,000	$80,031	(4)	$80,008	(5)	$255,039
Peter A. Marino	$115,000	$80,031	(4)	$80,008	(5)	$275,039
Scott D. Miller	$82,500	$80,031	(4)	$80,008	(5)	$242,539
Mazen Rawashdeh	$82,500	$80,031	(4)	$80,008	(5)	$242,539
Wayne Rehberger	$102,500	$80,031	(4)	$80,008	(5)	$262,539
Philip P. Trahanas	$167,500	$80,031	(4)	$80,008	(5)	$327,539
Stephen E. Westhead	$97,500	$80,031	(4)	$80,008	(5)	$257,539

(1)
The amounts in this column include cash and the value of the stock and option awards a director elected to receive in lieu of cash retainers pursuant to the non-employee director compensation policy. Ms. Kinney, Mr. Miller, Mr. Rawashdeh and Mr. Trahanas were issued 836, 726, 726, and

  1,473 restricted shares of Class A common stock and 5,080, 4,411, 4,411, and 8,957 options to purchase shares of Class A common stock, respectively, in lieu of cash fees.

(2)
The amounts in this column include stock awards that non-employee directors elected to defer in the form of deferred stock units under the Director Deferred Compensation Plan.

(3)
Ms. Dempsey was elected to the Board on December 17, 2020 and did not receive any compensation for Board service during 2020.

(4)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the shares of restricted stock issued on March 6, 2020. All of the restricted stock vested in full on March 6, 2021. The aggregate grant date value of these restricted stock grants was calculated by multiplying the closing grant date price of $56.84 by the number of shares of restricted stock granted.

(5)
Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the options to purchase shares of Class A common stock issued on March 6, 2020. All of the options vested in full on March 6, 2021. The assumptions used to calculate these amounts are described in Note 12—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

        The following table presents the number of outstanding stock awards, stock option awards and awards of Class O LTIP units in QualityTech, LP, our Operating Partnership, held by each of our non-employee directors as of December 31, 2020.

Name	Stock Awards Outstanding as of December 31, 2020(1)	Class O LTIP Unit Awards Outstanding as of December 31, 2020(3)	Stock Option Awards Outstanding as of December 31, 2020
John W. Barter	1,408	—	98,483	(4)
Joan A. Dempsey(2)	—	—	—
William O. Grabe	1,408	—	123,050	(4)
Catherine R. Kinney	2,244	—	107,601	(5)
Peter A. Marino	1,408	—	129,187	(4)
Scott D. Miller	2,134	9,748	74,022	(6)
Mazen Rawashdeh	2,134	—	28,505	(6)
Wayne H. Rehberger	1,408	—	8,557	(7)
Philip P. Trahanas	2,881	35,000	157,200	(8)
Stephen E. Westhead	1,408	—	56,728	(4)

(1)
Represents shares of restricted stock granted on March 6, 2020, each of which vests on the first anniversary of the grant date. Certain non-employee directors elected to defer receipt of their restricted stock pursuant to the Director Deferred Compensation Plan as follows: Ms. Kinney—2,244 shares; Mr. Miller—2,134; Mr. Rawashdeh—2,134 shares; Mr. Rehberger—1,408 shares; Mr. Trahanas—2,881 shares; and Mr. Westhead 1,408 shares.

(2)
Ms. Dempsey was elected to the Board on December 17, 2020 and did not receive any equity awards during 2020.

(3)
Represents Class O LTIP units that, as of December 31, 2020, were fully vested. Each vested Class O LTIP unit may be converted into a number of OP units equal to (i) (x) the excess of the then-capital account per OP unit over (y) the capital account per OP unit on the date of issuance of the Class O LTIP unit being converted, divided by (ii) the then-capital account per OP unit. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and

  Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control—LTIP Units" for a description of the Class O LTIP units.

(4)
8,557 of these options were granted on March 6, 2020 and vested in full on March 6, 2021. The remainder of these options were granted prior to 2020 and vested in full before December 31, 2020.

(5)
13,637 of these options were granted on March 6, 2020 and vested in full on March 6, 2021. The remainder of these options were granted prior to 2020 and vested in full before December 31, 2020.

(6)
12,968 of these options were granted on March 6, 2020 and vested in full on March 6, 2021. The remainder of these options were granted prior to 2020 and vested in full before December 31, 2020.

(7)
These options were granted on March 6, 2020 and vested in full on March 6, 2021.

(8)
17,514 of these options were granted on March 6, 2020 and vested in full on March 6, 2021. The remainder of these options were granted prior to 2020 and vested in full before December 31, 2020.

Certain Company Policies

Stock Ownership Guidelines

        We believe that equity ownership by our directors and officers can help align their interests with our stockholders' interests. To that end, we have adopted formal share ownership guidelines applicable to all of our directors and named executive officers. On an annual basis, we evaluate the ownership status of the directors and named executive officers.

        Our Chief Executive Officer is required to own securities of the Company equal in value to at least five times his or her base salary. Each of our other named executive officers is required to own securities of the Company equal to at least three times his or her base salary. Our Chief Executive Officer and other named executive officers must comply with the ownership requirement within five years of being so named.

        Our stock ownership guidelines with respect to our directors require stock ownership by our directors of five times the annual base cash retainer. Directors must comply with the ownership requirement within five years of becoming a member of the Board and are required to hold shares at this level while serving as a director.

        The Nominating and Corporate Governance Committee may waive the stock ownership requirements in the event of financial hardship or other good cause. As of the date hereof, the directors and named executive officers were in compliance with our stock ownership guidelines.

Hedging and Pledging of Company Securities

        We do not permit hedging and permit only limited pledging of our securities by our directors and employees, including our named executive officers. Our Insider Trading Policy prohibits our directors and employees, including our named executive officers, from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; (iv) all forms of hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, exchange funds and forward sale contracts; and (v) pledging our securities to secure margins or other loans, subject to limited exceptions.

Board and Committee Self-Evaluation

        The Board Self-Evaluation Policy was adopted in 2015 to establish and follow best practices in board governance and oversight. Pursuant to the policy, each year the chair of the Nominating and Corporate Governance Committee initiates the self-evaluation process by having detailed questionnaires distributed to each member of the Board soliciting input on matters such as board structure and composition, committee structure, board and committee meeting conduct, board support, education and compensation and overall board performance. Results of the questionnaires are tabulated and analyzed at one of the Board's regularly scheduled meetings. After discussing the results of the questionnaires, if the Board determines that changes in its governance practices and polices need to be made, management and the Nominating and Corporate Governance Committee work with the Board to implement the necessary changes.

Policy on Personal Loans to Directors and Executive Officers

        Our Policy on Personal Loans to Directors and Executive Officers was adopted in 2015 to help ensure our compliance with Section 402 of the Sarbanes-Oxley Act of 2002, which prohibits companies with securities registered in the United States or that are required to file reports with the SEC, from extending, arranging or renewing personal loans to or for directors or executive officers. Our policy prohibits the Company or any company affiliated with the Company from, directly or indirectly, extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit in the form of a personal loan to or for any director or "executive officer" (as that term is defined in Rule 3b-7 under the Exchange Act) of the Company, or to any immediate family members of such director or executive officer.

Clawback Policy

        Our Board adopted a new Executive Compensation Recovery Policy in 2020. Pursuant to this policy, in the event of a restatement of the Company's financial results (other than a restatement caused by a change in applicable accounting rules or interpretations), the result of which is that any cash or equity performance-based compensation paid to our executive officers (defined to include our Chief Executive Officer, our Chief Financial Officer and all other Section 16 officers) would have been a lower amount had it been calculated based on such restated results, a committee consisting of the non-management members of the Board (the "Independent Director Committee") shall review such performance-based compensation. If the Independent Director Committee determines that any such executive officer engaged in fraud or intentional illegal conduct which materially contributed to the need for a restatement, the committee may seek to recover from the executive the after-tax portion of the difference between the performance-based compensation actually paid and the amount that would have been paid had the performance-based compensation been calculated based on the restated financial statements for the three-year period prior to the restatement.

Communications with the Board

        Stockholders and other interested parties may communicate with the Board either by sending written correspondence to the "Lead Director" c/o the General Counsel of QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213, who will then directly forward such correspondence to the lead independent director, or by emailing directly to the lead independent director at leaddirector@qtsdatacenters.com. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Catherine R. Kinney (chair), Peter A. Marino and Philip P. Trahanas. No member of the Compensation Committee is or ever has been an officer or employee of the Company, and no member of the Compensation Committee had any relationships during 2020 requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or Compensation Committee. Accordingly, during 2020 there were no interlocks with other companies within the meaning of the SEC's proxy rules.

 EXECUTIVE OFFICERS

        The following table sets forth certain information regarding our executive officers.

Name	Position With the Company	Age as of the Annual Meeting
Chad L. Williams	Chairman, President and Chief Executive Officer	50
Jeffrey H. Berson	Chief Financial Officer	52
David S. Robey	Chief Operating Officer	53
Steven C. Bloom	Chief People Officer	57
Matt N. Thomson	General Counsel, Vice President and Secretary	43

Biographies

        Please see "Proposal One: Election of Directors—Nominees for Election as Directors" starting on page 13 for information regarding Chad L. Williams.

        Jeffrey H. Berson has served as our Chief Financial Officer since April 2017. Previously, he served as our Chief Investment Officer from our initial public offering in October 2013 to April 2017 and as the chief investment officer of our predecessor from August 2013 to our initial public offering. Mr. Berson has more than 19 years of experience in investment banking covering data center companies and the technology and telecommunications sectors. Prior to joining our predecessor, Mr. Berson was a managing director at UBS AG, an international investment bank, from 2011 to 2013, a managing director at Oppenheimer and Co. Inc., an international investment bank, from 2009 to 2011, and a managing director at Barclays Capital, an international investment bank, from 2007 to 2009. Prior to 2007, Mr. Berson spent over 11 years at Canadian Imperial Bank of Commerce in the Investment Banking Department. Mr. Berson earned a Bachelor of Arts degree from the University of Pennsylvania, a Bachelor of Science degree from the Wharton School of the University of Pennsylvania and a Master of Business Administration from the University of Chicago.

        David S. Robey has served as our Chief Operating Officer since February 2018. Previously, he served as our Vice President of Facilities in the Northeast region from our initial public offering in October 2013 until February 2018 and as the vice president of facilities of our predecessor from March 2011 to our initial public offering. Mr. Robey also led our property development, hyperscale sales engineering and property engineering for the four months prior to his appointment as Chief Operating Officer. Mr. Robey joined the Company in 2010 as part of the acquisition of our mega data center in Richmond. Prior to joining our predecessor in 2010, Mr. Robey held various leadership positions at Infineon/Qimonda, a semiconductor manufacturer, from 2001 to 2010 and has nearly 28 years of mission critical operations and facilities experience. In his last position at Infineon/Qimonda, Mr. Robey was the vice president & managing director of Infineon/Qimonda's 210-acre technology campus in Richmond, Virginia where he was responsible for operations, human resources, finance, purchasing, facilities and information technology. Mr. Robey earned a Bachelor of Science degree in physics from Missouri State University.

        Steven C. Bloom has served as our Chief People Officer since August 2016. Mr. Bloom has over 29 years of human resources experience with global organizations such as PepsiCo, Medco and Citibank. From 2014 to 2016, Mr. Bloom performed research and consulting work for a number of clients focusing primarily on wellbeing at work through a University of Notre Dame-based research project. Mr. Bloom served as senior vice president of human resources for ProBuild, a multi-billion dollar construction supply company with 11,000 employees from 2012 to 2014. In this role, Mr. Bloom served as chief human resources officer with full responsibility for all aspects of people management including talent acquisition, compensation and benefits, talent development, labor and employee relations and corporate communications. He served as the vice president of human resources for

Medco Health Solutions from 2002 to 2012, and vice president of human resources for Excite Home, Inc. from 2000 to 2002. Mr. Bloom earned a Bachelor of General Studies in Psychology from the University of Kansas and a Master of Business Administration from Vanderbilt University.

        Matt N. Thomson has served as our General Counsel, Vice President and Secretary since October 2020. Mr. Thomson has over 17 years of experience representing public companies, financial institutions, REITs and other companies in the real estate, technology and healthcare industries. Prior to joining the Company, Mr. Thomson was a partner at the international law firm Hogan Lovells US LLP in Washington, D.C., where he practiced law from 2006 to 2020. Prior to that, Mr. Thomson was an associate at the law firm Waller, Lansden, Dortch & Davis, LLP, in Nashville, Tennessee, from 2003 to 2006. Mr. Thomson represented the Company as outside counsel from 2008 to 2020, including in the Company's 2013 initial public offering. Mr. Thomson has deep experience in the REIT industry, and while in private practice, he focused in the areas of corporate law, securities and capital markets, and mergers and acquisitions, primarily for public companies and their boards. Mr. Thomson earned his Juris Doctorate from the University of Tennessee, where he served as Editor-in-Chief of the Tennessee Law Review, and earned his Bachelor of Science from Union University.

Recent Changes in Executive Officers

        As previously announced, on December 31, 2020, Shirley E. Goza, our former General Counsel, Vice President and Secretary retired from the Company. In connection with Ms. Goza's retirement, on June 30, 2020 she and the Company entered into a Retirement and Transition Agreement and Release of all Claims, and her employment agreement was terminated on December 31, 2020. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements—Goza Retirement Agreement." On October 1, 2020, Matt N. Thomson joined the Company to succeed Ms. Goza as General Counsel, Vice President and Secretary.

        Also as previously announced, on February 1, 2021, Jon D. Greaves transitioned from his position as Chief Technology Officer to the new position of Executive Vice President of Quality Special Operations. In his new position, Mr. Greaves has primary oversight responsibility for the Company's federal service delivery and strategy and also supports the new Chief Technology Officer on the Company's broader technology and service delivery functions, including direct customer and partner engagement. Mr. Greaves' employment agreement was terminated and replaced with a new employment agreement dated January 13, 2021, effective February 1, 2021.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary

2020 REVENUE

$539.4mm

↑12.2%

INCREASE OVER PRIOR YEAR

2020 Adj. EBTIDA

$299.3mm

↑19.5%

INCREASE OVER PRIOR YEAR

2020 OFFO

$199.0mm

↑20.1%

INCREASE OVER PRIOR YEAR

2020 OFFO/Share

$2.84

↑8%

INCREASE OVER PRIOR YEAR

2020 NEW LEASING

$109.2mm

↑44%

INCREASE OVER PRIOR YEAR

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2020 and provides an overview of our executive compensation philosophy and objectives. It also describes and analyzes how and why our Compensation Committee arrived at the specific compensation decisions for our named executive officers for 2020, including the key factors that the Compensation Committee considered in determining their compensation.

Overview

Delivered strong financial and operational performance in 2020.

- Strongest year of leasing performance in our history; new and modified leases, net of downgrades, of $102.9 million incremental annualized revenue, up ~44% over 2019.
- Revenue of $539.4 million, up 12.2% over 2019; Adjusted EBITDA of $299.3 million, up 19.5%% over 2019; Operating FFO of $199.0 million, up 20.1% over 2019; Operating Funds From Operations per fully diluted share of $2.84, up 8% over 2019.
- Achieved record year-end backlog of $154.4 monthly recurring revenue balance, up 66% over year-end 2019.

Prioritized employee and customer safety and wellness and provided continuous, resilient service during the COVID-19 pandemic.

- We responded quickly to COVID-19 in March 2020, publishing our response plan, setting priorities and taking actions to promote safety and business continuity.
- We cared for our employees by implementing rigid safety protocols and remote working, instituting liberal leave policies and offering additional health and wellbeing resources for all employees.
- We recognized employees' extraordinary responses and contributions with extra bonuses, special recognition and additional compensation to assist impacted employees.
- We enabled our customers to continue operations, shift to remote work and sustain the digital economy, maintaining more than 99.999% uptime throughout the pandemic.
- We stepped up our ongoing support for our communities by increasing our donations to local food banks, providing support to local businesses and more.

Our performance-based compensation program rewarded our named executive officers appropriately in light of our performance, with short-term and long-term incentives being earned between target and maximum.

- Approximately 90% of our CEO's target pay is variable "at-risk," with approximately 60% of target equity compensation strictly performance-based (increased to 70% starting in 2021).
- Annual incentives paid at an average of 165% for four of our NEOs (including our CEO) after applying 10% *negative* discretion to reduce the payout to enable increased bonuses for non-executives (the reduction was unrelated to executive performance).
- Long-term performance-based incentives granted in 2019, based on OFFO, were certified earned at 160% of target, with one-third of earned awards subject to an additional one-year vesting requirement.

Our Compensation Committee continues to seek feedback from stockholders and strengthen our compensation program.

- Our independent directors routinely engage with and seek feedback from stockholders. In 2020 and early 2021, our independent directors met with stockholders representing more than 70% of our outstanding shares.
- Beginning in 2021, we are increasing our CEO's target performance-based equity awards as a proportion of all CEO equity awards to 70%.
- Over the past few years, we have made a number of significant enhancements to our executive compensation program and overall governance profile. For details, see "—Response to Say-on-Pay and Stockholder Engagement."

Who We Are

We are a leading provider of data center solutions to the world's largest and most sophisticated hyperscale technology companies, enterprises and government agencies. We operate a portfolio of 28 data centers, located in high-growth markets throughout the United States, Canada and Europe, that power and support our customers' IT infrastructure equipment and provide seamless access and connectivity to a range of communications and IT services providers.

        Across our broad footprint of strategically located data centers, we provide flexible, scalable and secure IT solutions, including data center space, power and cooling, connectivity and value-add managed services for more than 1,200 customers in the financial services, healthcare, retail, government, technology and various other industries. We build out our data center facilities depending on the needs of our customers to accommodate both multi-tenant environments (hybrid colocation) and customers that require significant amounts of space and power (hyperscale), including federal customers. We believe that we own and operate one of the largest portfolios of multi-tenant data centers in the United States, as measured by gross square footage, and have the capacity to nearly double our sellable data center raised floor space without constructing or acquiring any new buildings.

Our Named Executive Officers

        During 2020, our named executive officers and their respective positions were:

  •
  Chad L. Williams, our Chairman, President and Chief Executive Officer ("CEO");

  •
  Jeffrey H. Berson, our Chief Financial Officer ("CFO");

  •
  David S. Robey, our Chief Operating Officer ("COO");

  •
  Jon D. Greaves, our former Chief Technology Officer; and

  •
  Shirley E. Goza, our former General Counsel, Vice President and Secretary.

As discussed above under "Executive Officers," on December 31, 2020, Shirley E. Goza, our former General Counsel, Vice President and Secretary retired from the Company, and on February 1, 2021, Jon D. Greaves transitioned from his position as Chief Technology Officer to the new position of Executive Vice President of Quality Special Operations.

2020 Business Highlights

        Our business is focused on delivering data center solutions within our hyperscale, hybrid colocation and federal verticals. Our business delivered strong performance during 2020, as reflected by the following business results:

  •
  For the second year in a row, we delivered the strongest leasing performance in our history. We signed new and modified leases, net of downgrades, representing $109.2 million of incremental annualized revenue in 2020, representing year-over-year growth of approximately 44%, with the fourth quarter of 2020 aggregating to $40.3 million of incremental annualized rent, net of downgrades, representing the highest quarterly performance in QTS history.

  •
  We in-serviced three new facilities in Atlanta, Hillsboro and Eemshaven.

  •
  We completed commissioning of over 60 megawatts ("MW") of gross power capacity.

  •
  We achieved our twelfth consecutive year of 99.999% or greater facility uptime performance.

  •
  We recognized total consolidated revenues of $539.4 million for the year ended December 31, 2020, an increase of 12.2% compared to 2019.

  •
  We reported Adjusted EBITDA of $299.3 million for the year ended December 31, 2020, an increase of 19.5% compared to 2019.

  •
  We reported Operating FFO available to common stockholders and OP unit holders of $199.0 million for the year ended December 31, 2020, an increase of 20.1% compared to 2019.

  •
  We reported Operating FFO per fully diluted share of $2.84 for the full year ended December 31, 2020, an increase of 8.0% compared to 2019.

  •
  Our record leasing performance resulted in the highest ever year-end backlog in QTS history, with an annualized booked-not-billed monthly recurring revenue ("MRR") balance of $154.4 million, compared to $93.1 million as of December 31, 2019. This provides strong visibility into future growth in our business and de-risks our financial performance and development activity in 2021. Adjusting booked-not-billed revenue for the effects of revenue which had begun recognition via straight line rent, the Company's annualized booked-not-billed balance was $87.1 million as of December 31, 2020, compared to $60.7 million as of December 31, 2019.

  •
  During 2020, we experienced an acceleration in hyperscale leasing with five leases signed with hyperscale customers that were five MW or greater in size, in addition to a number of smaller one and two MW lease signings.

  •
  We also continued our momentum in our Federal vertical, achieving full year 2020 signed federal leasing of more than 15MW, which is more than double our Federal signed leasing in 2018 and 2019 combined.

  •
  Over the course of 2020, customers' reliance on SDP grew significantly with increased overall usage and engagement. We gained significant momentum with our software-defined data center platform, or SDP. During the year, we averaged more than 17,000 active users of SDP across a base of 1,200+ customers, with average session time on the platform increasing to nearly 30 minutes, with top users averaging more than an hour. This level of engagement is approximately double the engagement levels on SDP we experienced in 2019. Unique logins to SDP also increased 20% year-over-year. SDP remains a primary differentiator with our customers and continues to emerge as our primary customer interaction tool, with an 80%+ increase in total contract value of orders placed through the platform during 2020.

  •
  We were ranked the #1 data center company globally in sustainability by GRESB, the global real estate sustainability benchmark, demonstrating our commitment to the highest standards in corporate sustainability.

  •
  For the fifth consecutive year, we led the data center industry in customer satisfaction as measured by Net Promoter Score. QTS achieved an NPS score of 80+ in 2020, approximately double the average score of all data center companies.

COVID-19 Pandemic

        The COVID-19 pandemic has brought unprecedented and significant disruptions to the United States and global economy. Throughout the pandemic, however, we have maintained 99.999%+ uptime at our facilities and completed the most active year of data center development in our history, while limiting workplace exposures to COVID-19. Our business results were strong in 2020, demonstrating, in our view, the criticality of the data center solutions we provide to our customers' underlying businesses and growth strategies. Across each of the respective jurisdictions in which we operate, our business has been deemed essential operations, which has allowed us to remain fully staffed with critical personnel in place to continue to provide service and support for our customers. We are proud that we have not implemented any broad-based layoffs, furloughs or pay cuts as a result of the pandemic. In fact, the size of our workforce grew in 2020 and we were able to provide extra compensation to our frontline employees.

        COVID-19 has had a dramatic impact on our employees and communities, and we were well-prepared to respond. As part of our Board-directed business contingency planning, we have had an emergency response plan in place for several years, and the capabilities needed to execute that plan had been tested with our business continuity team. Our current pandemic response plan is regularly reviewed, and lessons learned from other crisis responses—including natural disasters—have been incorporated into our plan.

        In addition, three years ago, QTS began an initiative called "Vision 2020" which laid out a multi-year growth strategy for the Company. As part of this internal growth strategy, QTS launched an accelerated path towards the digitization of our internal and external-facing systems. This accelerated digitization plan provided a strong foundation to support a broader remote workplace environment for QTS employees and our customers. Fifteen percent of the workforce was already in a remote/flex work arrangement before the pandemic began. Once we began to realize the potential extent of the pandemic, we made the decision to implement our pandemic response plan and, within a few days, approximately 70% of our workforce was working remotely with no discernable impact to business continuity, operations or performance. Importantly, our mission-critical data center operations teams remained safely on-site to ensure operational continuity. We significantly increased our employee communications structures during the year, including holding live virtual all-hands meetings and bi-weekly updates from the executive team, and closely monitored our employees' engagement.

        Once the scope of the pandemic became clearer, we initiated extensive safety measures at our facilities, screened personnel each time they entered a QTS facility and developed contingency staffing plans three to four levels deep for mission-critical employees and core business functions. We developed a detailed and redundant plan for managing potential on-site COVID-19 cases, and we established "zoning" restrictions in our facilities and construction areas to minimize the opportunity for cross-exposure to the virus. Our construction programs continued safely throughout the pandemic and we delivered new data center space to customers on schedule.

        Our employees' health and wellbeing throughout the year were always top of mind, and we implemented several programs to help employees cope with the impacts of the pandemic. We gave employees the flexibility that they needed to care for their own health and that of family members, including flexibility for schooling of their children and a variety of wellness programs—including mental health programs—to help employees and their families. We also had in place an Employee Emergency Crisis Fund so that our employees can assist one another in times of critical need. This fund focuses on providing help to employees or eligible dependents (in the case of the death of an employee) experiencing serious financial hardship and who are unable to afford housing, utilities and other basic living expenses due to a natural disaster, life-threatening illness or injury, death or other catastrophic or extreme circumstance beyond the employee's control. Additionally, we were able to provide multiple employee grants in 2020 to assist those families in need.

        In addition to health and wellbeing, we believed it was important to recognize the extraordinary contributions of our employees during the pandemic, particularly those who staff on-site mission-critical positions in our data centers. QTS created special recognition programs for these employees and provided extra bonuses for front-line employee as a way of recognizing them for their service and rewarding them for a year of strong corporate performance.

        Beyond our facilities, we also made efforts to help our customers throughout the pandemic. Our initiatives included creating a rapid-response program and internal task force focused on COVID-19 named "Operation Safeguard," publishing our COVID-19 response plan on our website (available at https://www.qtsdatacenters.com/qts-covid-19-response-plan), and sending communications to customers at each facility, including the measures taken, any time we are informed of a visitor who tested positive for COVID-19.

2020 ESG Highlights

        QTS was formed with a vision to create a platform of highly secure state-of-the-art data centers. We are "Powered by People" to ensure our customers enjoy world-class support and engagement and an environment that encourages the pursuit of excellence every day in our mission and purpose of empowering people and technology. We believe that strong Environmental, Social and Governance ("ESG") principles and performance will be necessary for our success over the long term, including to attract and retain customers. We use a Net Promoter Score Survey to measure customer satisfaction and brand perception, which is dependent on factors that include ESG. 2020 marked the fifth consecutive year QTS has led the data center industry in Net Promoter Score (NPS), achieving an industry-best NPS score of 80+, approximately double the average score of all data center companies.

        While we maintain a wide range of ESG initiatives across many aspects of the business, the following is an overview of our ESG priorities for 2021. For more 2020 ESG highlights, see "Company Overview—2020 ESG Highlights" beginning on page 3 above and/or reference our full 2020 ESG Initiatives Report on the Company's website when it becomes available.

People: Create Opportunity and Foster a Diverse & Inclusive Culture	• Foster and promote our Powered by People culture • Promote diversity and inclusion efforts • Develop our staff through training and leadership programs • Foster continued employee engagement

Environment: Reduce Our Carbon and Water Footprint

•

Increase QTS' sourcing and usage of renewable power sources to support our data center facilities

•

Reduce fresh water use through efficient construction and equipment

•

Foster programs that enable employees to reduce their carbon footprints

•

Enhance QTS' company-wide recycling program

Data Security and Privacy: Protect QTS and Customer Data and Honor Privacy

•

Maintain critical certifications and accreditations including ISO 27001, SOC 1, SOC 2, HITRUST, PCI DSS, and FISMA

•

Protect QTS and customer data

•

Respect the privacy of individuals for whom QTS has data

Communities: Be a Responsible Partner	• Support the success of communities in which we operate • Enable our employees to volunteer and contribute • Contribute to our communities, particularly in times of need

Transparency: Report Relevant ESG Data	• Extend our track record of ESG transparency and accountability • Align disclosure with GRI, TCFD and SASB standards • Continue to report to CDP and GRESB

2020 Executive Compensation Highlights

        Based on our overall operating environment and our strong 2019 and 2020 performance, our Compensation Committee took the following key actions with respect to the compensation of our named executive officers for 2020:

  •
  Base Salary—During 2020, maintained the annual base salaries of each of our named executive officers at their 2019 levels.

  •
  Annual Incentive Bonus Opportunities—For performance year 2020, maintained target annual incentive bonus opportunities at their 2019 levels—125% of annual base salary for our CEO, and a range of 60% to 100% of annual base salary for our other named executive officers, with such annual incentive bonuses subject to the achievement of rigorous performance metrics as set forth under "—Individual Compensation Elements—Annual Cash Bonuses."

  •
  Annual Incentive Bonuses Earned—After the end of the fiscal year, in March 2021, the Compensation Committee exercised 10% negative discretion to reduce the bonus payout that would have resulted from our actual performance down to 165% of target performance level in order to fund larger bonuses for non-executives (the reduction was unrelated to executive performance); the Compensation Committee then approved the payment of annual incentive bonuses at 165% of target bonus opportunity for our named executive officers, with an individual performance measure adjustment increase of 255% for our former general counsel, resulting in totals ranging from 165% to 253% of base salary.

  •
  Long-Term Incentive Compensation Granted—In March 2020, granted long-term incentive compensation opportunities in the form of Performance-Based Funds From Operations Units ("Performance-Based FFO Units") that may be settled for shares of our Class A common stock, Performance-Based Relative Total Stockholder Return Units ("Performance-Based Relative TSR Units") that may be settled for shares of our Class A common stock, and shares of restricted Class A common stock subject to time-based vesting, in target amounts ranging from approximately $1,043,625 to $7,000,000, which includes a grant to our CEO of Performance-Based FFO Units, Performance-Based Relative TSR Units and restricted stock with an aggregate target value of approximately $7,000,000.

  •
  Long-Term Incentive Compensation Earned—Following the end of the performance period of our 2019 performance-based OFFO awards on December 31, 2020, the Committee certified that executives earned 160% of the target number of restricted share units subject to the award, resulting in amounts earned by our named executive officers of approximately 5,970 shares to 65,359 shares, including earned dividend equivalent rights. Two-thirds of the earned restricted share units vested following the end of the performance period, and the remaining one-third will vest upon the third anniversary of the grant on March 5, 2022.

  •
  "At-Risk" Compensation—For 2020, approximately 85% (and 91% for our CEO) of target total direct compensation of named executive officers was considered variable "at-risk" compensation.

Response to Say-on-Pay Vote and Stockholder Engagement

        In recent years, we have regularly engaged with our stockholders throughout the year to seek their feedback on our corporate governance practices and our executive compensation program. In addition, after we file our proxy statement, typically we contact and engage with our largest stockholders to offer the opportunity to discuss topics to be addressed at our annual meeting of stockholders. Stockholders also are provided with an annual opportunity to provide feedback through the non-binding advisory vote on our named executive officer compensation (commonly known as a "Say-on-Pay" vote).

        In 2019, we substantially redesigned our Long-Term Incentive Plan in response to stockholder feedback and the results of our 2018 Say-on-Pay vote. At our 2020 Annual Meeting of Stockholders, approximately 81% of the votes cast on our Say-on-Pay proposal were voted in favor of the 2019 compensation of our named executive officers. While this vote represented continued improvement from the 2018 and 2019 Say-on-Pay votes, our Board of Directors noted that the support for our executive compensation program was still below historical levels and determined that we should continue to reach out to our largest stockholders to continue the dialogue about our compensation framework and related policies and practices.

        Accordingly, over the remainder of 2020 and into 2021, we maintained a consistent dialogue with our largest stockholders who shared their opinions and perspectives on our broader corporate governance policies, including our executive compensation program. Representatives of QTS, including independent members of our Board of Directors, engaged stockholders representing more than 70% of our shares outstanding in the period between the 2020 annual meeting of stockholders and the filing of this Proxy Statement. These discussions with investors were led by our independent directors and covered recent enhancements to governance policies, our overall approach to corporate governance and our executive compensation program. Investor feedback from these discussions was supportive of our execution and performance as well as the enhancements to our governance policies implemented over the last several years, including changes to our executive compensation program.

        Overall, we believe the positive input received through our engagement efforts confirm the structural soundness of our executive compensation program. Nonetheless, the Compensation Committee determined that for the 2021 compensation cycle, the Company will enhance the performance orientation of our CEO's compensation by increasing the performance-based equity portion from 60% to 70% of target equity-based compensation. Based on the feedback we received from stockholders, the increasing level of support for our Say-on-Pay vote over the last three years and the ongoing impact of our recent implementation of performance-based equity awards and other factors, our Board of Directors and the Compensation Committee determined to not implement any other significant changes to our executive compensation program for 2021.

        When taken together with previous periods, however, over the last few years we have made numerous significant enhancements to our executive compensation program and overall governance profile in response to what we have heard from stockholders and as a matter of good governance, including the following:

✓	Beginning in 2021, increasing the performance-based equity portion of our CEO's target equity-based compensation from 60% to 70%.	✓	In 2021, proposing an amended and restated equity incentive plan that would explicitly mandate a minimum one-year vesting period on 95% of share-based awards.
✓	Introduced a new performance-based long-term incentive compensation plan in 2019 as a significant portion of executive compensation.	✓	Opted out of the Maryland Unsolicited Takeovers Act, commonly known as "MUTA."
✓	Eliminated the use of stock options for executive compensation; reduced the amount of time-based restricted stock used for executive compensation.	✓	Amended our bylaws to permit stockholders to amend our bylaws by majority vote.

✓

Hired a new compensation consultant—Compensia, a national compensation consulting firm with particular expertise in the technology industry—to evaluate and make recommendations regarding our executive compensation practice.

✓

Exercised negative discretion for two years in a row to reduce executive bonuses below the payout implied by the corporate performance metrics in order to fund increased non-executive bonuses (the reduction was unrelated to executive performance).

✓	Established a new compensation peer group by considering various financial and statistical metrics, as well as a more customized industry selection.	✓	Adopted a new clawback policy expanding coverage to all executive officers rather than only the CEO and CFO.
✓	Appointed a new Chair of the Compensation Committee and reconstituted the membership of the Compensation Committee.	✓	Added three new board members since mid-2018, refreshing the board and augmenting our directors' skill sets in line with our business and industry.
✓	Continued to strengthen and enhance compensation disclosure.	✓	Reduced our related party transactions.

        We value the opinion of our stockholders. Our Board of Directors and the Compensation Committee will continue to consider the result of the Say-on-Pay vote, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including our named executive officers.

        In addition, consistent with the recommendation of our Board of Directors and the preference of our stockholders as reflected in the non-binding stockholder advisory vote on the frequency of future Say-on-Pay votes held at our 2016 Annual Meeting of Stockholders, we intend to continue to hold future Say-on-Pay votes on an annual basis. Accordingly, our next Say-on-Pay vote will be conducted at the Annual Meeting.

Pay for Performance Analysis

        We believe that our executive compensation program appropriately balances the goals of attracting, motivating, rewarding and retaining our executive officers, on the one hand, with the goal of aligning their interests with those of our stockholders, on the other hand. To ensure these goals are met, in 2020 we designed our executive officers' target annual total direct compensation opportunity so that the vast majority of this opportunity was variable and "at-risk" and a significant portion is also performance-based.

        We achieved these objectives through two separate but related compensation elements:

  •
  First, we provided our executive officers the opportunity to participate in our annual cash bonus plan which provides cash payments based on our achievement of financial, operational and strategic objectives set forth in our annual operating plan, as well as each executive officer's performance measured against pre-established individual goals.

  •
  Second, we again used our performance-based restricted stock unit grants in our long-term incentive compensation program. In 2020, these performance-based awards comprised 60% of our CEO's long-term incentive compensation opportunity and 50% of the long-term incentive compensation opportunity for our other executive officers.

  o
  One half of the target value of these performance-based restricted stock unit awards are to be earned based on our ability to achieve or exceed pre-established profitability goals (based on our Operating Funds From Operations ("OFFO") per diluted share) measured over a two-year performance period with earned shares vesting over a three-year period from the award grant date.

    o
    The other half of the target value of these performance-based restricted stock unit awards are to be earned based on total stockholder return ("TSR") relative to an established stock price index that most closely resembles the performance of a collection of our peers and competitors over a three-year performance period.

        In addition, our named executive officers received time-based equity awards the value of which is tied to share price appreciation, and, therefore, the overall performance of the Company. These variable "at-risk" pay elements are wholly at risk, thereby ensuring that the majority of our executive officers' target annual total direct compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance. In addition, more than half of our CEO's target annual total direct compensation is performance-based.

        This pay mix design for our CEO and our other named executive officers for 2020 is reflected in the following graphics:

~92% of 2020 Target Total Direct Compensation Is Performance-Based and/or Variable "At-risk"	~84% of 2020 Target Total Direct Compensation Is Performance-Based and/or Variable "At-risk"

        We believe that this design provides balanced incentives for our executive officers to drive financial performance and long-term growth. Accordingly, for 2021, the Compensation Committee has determined to use a similar pay mix for our non-CEO executive officers' target annual total direct compensation. However, with respect to our CEO, as previously noted the Compensation Committee has determined to increase the performance-based equity portion of target equity compensation from 60% to 70% for 2021.

        To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years and our total stockholder return ("TSR") over this period.

Executive Compensation Policies and Practices

        We endeavor to maintain our executive compensation policies and practices consistent with sound governance standards. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO		WHAT WE DON'T DO
✓	Significant Portion of Compensation is At-Risk and Equity-based. A significant portion of our executive compensation program is variable "at risk," primarily based on corporate performance and stockholder performance, as well as equity-based, to provide long-term incentives and align the interests of our executive officers and stockholders.	✗	No Guaranteed Salary Increases or Bonuses. We do not guarantee annual salary increases or annual incentive bonuses.
✓	Independent Compensation Committee. The Compensation Committee consists solely of independent directors.	✗	Limited Perquisites. We provide limited perquisites or other personal benefits to our executive officers.
✓

Independent Compensation Advisor. The Compensation Committee engaged its own compensation advisor to provide information and analysis in connection with its 2020 compensation review, and other advice on executive compensation independent of management.

		✗	No tax gross-up payments. We do not provide any tax reimbursement payments (including "gross ups") on any severance or change in control payments or perquisites or other personal benefits.
✓	Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including peer group reset and compensation risk-assessment.	✗

No Special Benefit or Retirement Plans. Our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees, except that our executive officers also participate in an executive disability program.

✓	Stock Ownership Policy. We maintain a rigorous stock ownership policy that requires our CEO, other executive officers and directors to maintain a minimum ownership level of our Class A common stock.	✗	No Single-Trigger Change in Control Severance. Our executive employment agreements impose a "double trigger" requirement with respect to severance paid following a change in control.
✓

Compensation Recovery ("Clawback") Policy. In the event of a material restatement of our financial results, our executive officers may be required to forfeit and repay any cash and equity-based compensation paid to them during the three fiscal years prior to the restatement if they engaged in fraud or intentional illegal conduct that led to the restatement.

✗

No Hedging and Limited Pledging of Our Equity Securities. We prohibit our employees, including our executive officers, and the non-employee members of the Board of Directors from pledging (subject to limited exceptions) or hedging our securities.

WHAT WE DO		WHAT WE DON'T DO
✓	Annual Stockholder Advisory Vote on NEO Compensation. We conduct an annual stockholder advisory vote on the compensation of our named executive officers.	✗	No Stock Option Repricing. Our equity incentive plan does not permit options to be repriced to a lower exercise price without the approval of our stockholders.

Executive Compensation Philosophy

        The primary objective of our executive compensation program is to align the interests of our executive officers, including our named executive officers, with those of our stockholders in a way that allows us to attract and retain the best executive talent that can create long-term value for our stockholders. In order to align executive and stockholder interests, we have designed and implemented an executive compensation program that pays for performance.

        The foundational elements of our executive compensation program that help us achieve our objective include:

  •
  Base Salaries—Central to our ability to attract and retain our executive officers is providing base salaries that are aligned with salaries of other executives in similarly situated roles within the industry and fairly reward them for their value to the organization in successfully performing their respective roles.

  •
  Incentive Compensation—Incentive compensation is an important tool for providing variable, or "at-risk," compensation tied to performance. We view it as a means to motivate and reward our executive officers for performance, including the achievement of our financial, operational and strategic objectives, individual goals and value-creation for our stockholders. In accordance with our "pay-for-performance" orientation, we deliver a majority of the total direct compensation to our executive officers in the form of incentive compensation consisting of short-term, annual cash incentives and long-term, equity-based incentives.

        We evaluate our executive compensation program and make pay decisions within the context of a total compensation framework, taking into account executive compensation for executives in similar roles within the industry, in order to ensure our overall compensation objectives are met. In doing so, we recognize the distinct nature of the individual elements of our compensation program, but are mindful of the interrelationship of the various elements to the successful execution of our overall pay strategy.

Governance of Executive Compensation Program

  Role of the Compensation Committee

        The Compensation Committee, which is comprised of independent, non-employee directors, discharges many of the responsibilities of the Board of Directors relating to the compensation of our executive officers, including our named executive officers, and the non-employee members of the Board of Directors. The Compensation Committee has overall responsibility for overseeing our compensation and benefits policies generally, overseeing and evaluating the compensation plans, policies, and practices applicable to our CEO as well as our other executive officers and making all final decisions regarding the compensation of our CEO and our other executive officers.

  Compensation Review Cycle

        The Compensation Committee reviews the base salary levels, annual cash bonus opportunities and long-term incentive compensation opportunities of our executive officers, including our named executive officers, each fiscal year at the beginning of the year, and continues to monitor and assess these items throughout the year as warranted.

        The following graphic illustrates the timeline for our annual compensation-setting process:

  Compensation-Setting Process

        When formulating its decisions for the amount of each compensation element and approving the target total direct compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

  •
  our performance against the financial and operational objectives established by the Compensation Committee and the Board of Directors;

  •
  each individual executive officer's skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

  •
  the scope of each executive officer's role compared to other similarly-situated executives at the companies in our compensation peer group;

  •
  the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

  •
  advancement of ESG objectives;

  •
  alignment to Corporate 2025 strategic vision plan;

  •
  compensation parity among our executive officers;

  •
  leadership of corporate values, competencies, and code of business conduct & ethics;

  •
  our financial performance relative to our peers;

  •
  the compensation practices of our compensation peer group and the positioning of each executive officer's compensation in a ranking of peer company compensation levels; and

  •
  the recommendations of our CEO with respect to the performance level and compensation of our other executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the target annual total direct compensation opportunity for each executive officer.

  Role of Chief Executive Officer

        In discharging its responsibilities, the Compensation Committee works with members of management, including our CEO, who provide information on corporate and individual performance, and management's perspective on compensation matters. The Compensation Committee solicits and reviews our CEO's recommendations and proposals with respect to adjustments to annual cash compensation, long-term incentive compensation opportunities, program structures and other compensation-related matters for our other executive officers.

        The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in making its decisions for the compensation for our other executive officers, including our named executive officers. The Compensation Committee makes final CEO pay decisions after the CEO recuses himself.

  Role of Compensation Consultant

        The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Compensation Committee has authority to approve the compensation consultant's fees and the terms of its engagement.

        The Compensation Committee engaged Compensia, a national compensation consulting firm, as its compensation consultant beginning in 2018 to advise on executive compensation matters, including competitive market pay practices for senior executives, and with the selection and data analysis of the companies in the compensation peer group. For 2020, the scope of Compensia's engagement included:

  •
  reviewing and proposing updates to our compensation peer group;

  •
  conducting an assessment of the compensation of our executive officers, including our named executive officers, against competitive market data;

  •
  reviewing and proposing revisions to our 2020 long-term incentive compensation program to drive Company performance;

  •
  reviewing and providing input on the "Compensation Discussion and Analysis" and compensation tables sections of this Proxy Statement for our Annual Meeting; and

  •
  providing support on other ad hoc matters throughout the engagement period.

The terms of Compensia's engagement included reporting directly to the Compensation Committee chairperson. Compensia also coordinated with management for data collection and job matching for our executive officers.

        The Compensation Committee evaluated its relationship with Compensia to ensure that it believes that the firm is independent from management. This review process included a review of the services that Compensia provided, the quality of those services and the fees associated with the services provided during 2020. Based on this review, as well as consideration of the factors affecting independence set forth in the listing standards of the NYSE and the relevant SEC rules, the Compensation Committee determined that no conflict of interest was raised as a result of the work performed by Compensia.

  Competitive Positioning

        Our Compensation Committee takes a very careful and thoughtful approach to choosing our compensation peer group. Our Compensation Committee makes this determination based on research and advice from Compensia, its compensation consultant, based on Compensia's technology industry experience. Our peer group consists of companies of relative size (based on consideration of revenue, market capitalization, one-year revenue growth, market capitalization to revenue multiple, and headcount) and industry, including where we compete for executive talent (data center real estate investment trusts ("REITs") or communications infrastructure or technology companies with a focus on software for security, connectivity or unified communications). As part of its objective to align our executive compensation with the interests of our stockholders and attract and retain executive talent, the Compensation Committee annually evaluates and reassess our executive compensation program in light of the industry in which it operates.

        Accordingly, our compensation peer groups in 2019 and 2020 consisted of six data center REITs and the remainder consisted of technology companies with a focus of communications infrastructure, software for security, connectivity or unified communications. As a data center REIT, we believe that our business crosses industries, and believe that our peer group should include communications infrastructure or technology companies in lieu of traditional REITs that primarily own shopping centers, self-storage units, office, industrial or healthcare properties or timberlands. We believe that our peer group includes companies that are not only comparable to the Company, but also represent companies with which we compete for executive talent. We believe that this approach has created a benchmark against which it is appropriate to measure both pay and performance. This distinction is notable when evaluating the separate peer group selected and used for comparative purposes by the proxy advisory firms.

        In July 2019, with the assistance of Compensia, the Compensation Committee reviewed and updated its then-existing compensation peer group to help with the evaluation and determination of compensation for our executive officers. In developing this compensation peer group, the following selection criteria were used to identify comparable companies:

  •
  Industry:  data center real estate investment trusts, communications infrastructure or technology companies with a focus on software for security, connectivity or unified communications;

  •
  Revenue:  approximately $150 million to approximately $1.4 billion (0.33x to 3.0x the Company's trailing 12-month revenues of approximately $450 million as of June 2019);

  •
  Market capitalization:  approximately $630 million to approximately $10.1 billion (0.25x to 4.0x the Company's market capitalization of approximately $2.5 billion as of June 2019);

  •
  One-year revenue growth:  greater than 10%;

  •
  Market capitalization to revenue multiple:  generally 3x to 10x; and

  •
  Headcount:  generally 0.5x to 2.0x of our headcount.

        Based on these criteria, the Compensation Committee approved an updated compensation peer group reflecting Compensia's recommendations and consisting of the following 21 publicly-traded companies:

8x8	Progress Software
Cogent Communications	Proofpoint
Commvault Systems	Qualys
CoreSite Realty	Rapid7
CyrusOne	RealPage
Digital Realty Trust	Ribbon Communications
Elastic N.V.	SBA Communications
Equinix	Uniti Group
ForeScout Technologies	Varonis Systems
Limelight Networks	Zayo Group Holdings
MongoDB

        The Compensation Committee used this compensation peer group through July 2020 as a reference for understanding the competitive market for executive positions in our industry sector, and as a basis for informing 2020 compensation decisions.

        In July 2020, at the direction of the Compensation Committee, Compensia reviewed and recommended updates to our compensation peer group to reflect changes in our market capitalization, recognize our evolving business focus, and account for acquisitions of and other changes in our peer companies. The companies in this updated compensation peer group were selected on the basis of their similarity to us, based on the following criteria:

  •
  Industry:  data center real estate investment trusts, communications infrastructure or technology with a focus on software for security, connectivity or unified communications;

  •
  Revenue:  approximately $160 million to approximately $1.5 billion (0.33x to 3.0x the Company's trailing 12-month revenues of approximately $490 million as of June 2020);

  •
  Market capitalization:  approximately $1.0 billion to approximately $16.5 billion (0.25x to 4.0x the Company's market capitalization of approximately $4.1 billion as of June 2020);

  •
  One-year revenue growth:  greater than 10%;

  •
  Market capitalization to revenue multiple:  generally 3x to 10x; and

  •
  Headcount:  generally 0.5x to 2.0x of our headcount.

        Using these criteria and updated data for peer and potential peer companies, we removed three peer companies (Limelight Networks, Ribbon Communications, and Zayo Group Holdings) and added four peer companies (Five9, New Relic, Switch, and Vonage Holdings).

        Based on these criteria, the Compensation Committee approved an updated compensation peer group reflecting Compensia's recommendations and consisting of the following 22 publicly-traded companies:

8x8	New Relic
Cogent Communications	Progress Software
Commvault Systems	Proofpoint
CoreSite Realty	Qualys
CyrusOne	Rapid7
Digital Realty Trust	RealPage
Elastic N.V.	SBA Communications
Equinix	Switch
Five9	Uniti Group
ForeScout Technologies	Varonis Systems
MongoDB	Vonage Holdings

        At the time the peer group was selected, the Company was at approximately the 51st percentile of the peer group for market capitalization, and the 44th percentile of the peer group for revenue. The Compensation Committee used this updated compensation peer group in connection with its executive compensation deliberations from July 2020 forward.

        The Compensation Committee uses data drawn from our compensation peer group, as well as Compensia's proprietary database, to evaluate the competitive market when making its decisions with respect to the total direct compensation packages for our executive officers, including base salary, target annual cash bonus opportunities and long-term incentive compensation opportunities. The Compensation Committee does not benchmark compensation to a specific percentage of the compensation of the comparator companies or otherwise apply a formula or assign the comparator group or groups a relative weight.

        The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

Individual Compensation Elements

        In 2020, the principal elements of our executive compensation program were base salary, annual cash bonus opportunities, and long-term incentive compensation in the form of performance-based and time-based equity awards.

Element		Description	Objective	Factors Influencing Amount

Base salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Individual role and responsibilities, experience, expertise, individual performance and competitive market data

Annual cash bonuses		Variable at-risk cash compensation based on performance against series of annual goals for revenue, bookings*, Adjusted EBITDA*, OFFO per diluted share*, and ROIC* and individual performance	Motivates and rewards achievement of key financial results for the year	Target annual cash bonus opportunity determined annually based on individual role and responsibilities, experience, expertise, individual performance and competitive market data; payments based on corporate performance and individual performance

Long-term incentive compensation	Performance-Based FFO Unit Awards	Variable at-risk, performance-based compensation with payment in shares based on OFFO per diluted share* measured over two-year performance period ending December 31, 2021; two-thirds of earned shares vest following end of performance period; remaining one-third of earned shares vest three years from award grant date	Directly aligns interests of executive with long-term stockholder value creation by linking potential payments to achievement of financial performance metrics; also promotes retention; represents 25% of long term incentive ("LTI") award (30% for CEO)**	Target value of long-term incentive compensation based on individual role and responsibilities and competitive market data; payment based on common stock price at time of settlement (for performance-based units) or vesting (for restricted stock); minimum one-year vesting for all long-term incentive compensation

	Performance-Based Relative TSR Unit Awards	Variable at-risk, performance-based compensation with payment in shares based on relative total stockholder returns performance measured against MSCI U.S. REIT Index over three-year performance period ending December 31, 2022	Directly aligns interests of executive with long-term stockholder value creation by linking potential payments to stock price performance; also promotes retention; represents 25% of LTI award (30% for CEO)**

	Restricted Stock Awards	Variable at-risk compensation with payment in shares subject to time-based vesting; vesting period of three years	Directly aligns interests of executives with long-term stockholder value creation and retention; represents 50% of LTI award (40% for CEO)**

*
Defined in "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics."

**
As previously noted, for 2021 the Compensation Committee has determined to increase the performance-based equity portion of target equity-based compensation from 60% to 70% with 35% each of Performance-Based FFO Unit Awards and Performance-Based Relative TSR Unit Awards comprising equal portions of such performance-based equity compensation.

  Base Salary

        Base salary represents the fixed portion of the target total direct compensation of our executive officers, including our named executive officers, and is intended to reward them fairly for their value to the organization based on their respective roles and responsibilities.

        When establishing and reviewing base salaries, the Compensation Committee considers each of the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. Although the Compensation Committee bases its initial positioning of base salaries with reference to the competitive range of the market median of our compensation peer group and applicable executive compensation survey data, the actual positioning is based on the Compensation Committee's assessment of these factors.

        In February 2020, the Compensation Committee reviewed the base salary of each of our named executive officers and determined to maintain the base salary of each at their 2019 level. 2020 represented the second year of no salary increase for our CEO and CFO. The base salaries of our named executive officers for 2020 were as follows:

Named Executive Officer	2019 Base Salary	2020 Base Salary	Percentage Increase
Mr. Williams	$720,000	$720,000	—
Mr. Berson	$375,000	$375,000	—
Mr. Robey	$300,000	$300,000	—
Mr. Greaves	$340,000	$340,000	—
Ms. Goza	$325,000	$325,000	—

        The actual base salaries paid to our named executive officers in 2020 are set forth in the "Summary Compensation Table" below.

  Annual Cash Bonuses

        We use an annual cash bonus plan to motivate our executive officers, including our named executive officers, to achieve our short-term business objectives as set forth in our annual operating plan. In 2020, the Compensation Committee approved annual cash bonus opportunities for our executive officers, including our named executive officers, to motivate them to achieve outstanding performance at both a company and individual level for the year.

  2020 Target Annual Bonus Opportunities

        Under the terms of their respective employment agreements, our named executive officers are eligible for target annual cash bonus opportunities, expressed as a percentage of each executive officer's respective base salary. In February 2020, consistent with the recommendation of our CEO and after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above, the Compensation Committee determined to maintain the target annual cash bonus opportunities of our named executive officers at their 2019 levels. 2020 represented the second year of no increase in target annual cash bonus opportunities for our named executive officers.

        The target annual cash bonus opportunities of our named executive officers for 2020 were as follows:

Named Executive Officer	2019 Annual Cash Bonus Opportunity (as a percentage of base salary)	2020 Annual Cash Bonus Opportunity (as a percentage of base salary)	Percentage Increase
Mr. Williams	125%	125%	—
Mr. Berson	100%	100%	—
Mr. Robey	100%	100%	—
Mr. Greaves	100%	100%	—
Ms. Goza	60%	60%	—

  2020 Corporate Performance Measures

        Each year the Compensation Committee considers the appropriate corporate performance measures for use in determining our annual cash bonuses. For purposes of the 2020 annual cash bonuses, the Compensation Committee selected revenue, bookings, Adjusted EBITDA, OFFO per share, and ROIC as the corporate performance measures. These measures have been consistently used in our program since 2015 and were re-selected for 2020 because, together, they continue to capture key indicators management uses to assess the Company's overall corporate performance for the year. Each of these measures was equally weighted. The target corporate goals for each executive officer were rigorously set based on factors including our business strategy, internal budgets and market projections. For information on how each of these corporate performance measures is calculated, see "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics" below.

        The following table includes the 2020 threshold, target, and maximum performance levels for each of these corporate performance measures, as well as their relative weighting (which the Compensation Committee reviews annually and may change in future years) ($ in thousands):

	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)	Element Weighting
Revenue	$512,000	$530,000	$548,000	20%
Bookings	$7,600	$8,200	$8,800	20%
Adj. EBITDA	$266,000	$280,000	$294,000	20%
OFFO/Share	$2.67	$2.76	$2.85	20%
ROIC	10.0%	11.0%	12.0%	20%

Note:
See "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics" below for information regarding the corporate performance measures and related performance levels described above.

        The 2020 targets for each of these measures were set after rigorous analysis. In addition, the 2020 targets for each of these measures, except ROIC, were set higher than both the 2019 target and 2019 actual performance. The target for ROIC was set at an aggressive level and in-line with the 2019 target, reflecting our expected ongoing budget for capital expenditures needed to fund continued growth in the business.

  2020 Individual Performance Measures

        In addition to company performance, annual cash bonuses also are determined in part based on each executive officer's individual performance for the year. At the beginning of the year, our CEO meets with each executive officer to identify and establish his or her individual performance goals and objectives for the year. Such goals and objectives involve both quantitative and qualitative items and are specifically tailored to the functional area or business unit or segment led by the executive officer and aligned to the achievement of our overall annual operating plan. Such goals consist of a mix of financial, operational and strategic items, which vary among our executive officers based on his or her role and responsibilities within the Company. The Compensation Committee may also consider performance with respect to human capital factors including diversity and inclusion, people development and succession planning; environmental factors such as the Company's efforts to minimize its carbon footprint; and data security efforts, including securing both QTS data as well as assisting customers to secure their own data within QTS data centers.

        The Compensation Committee establishes the individual performance goals and objectives for our CEO with input from the independent members of our Board of Directors. These goals and objectives typically relate to driving our long term and growth strategy, succession planning and the other key areas necessary for us to achieve our annual operating plan.

        A sample, non-comprehensive list of objectives for each executive officer includes:

Named Executive Officer	Sample Goal for this NEO	Sample Goals for all NEOs
Mr. Williams	Continue to develop and maintain our long term strategy, drive operating efficiency and enhance service delivery model by leveraging digitization initiatives	• Achievement of annual operating plan • Alignment to Corporate 2025 strategic vision plan • Advancement of ESG objectives
Mr. Berson	Ensure access to capital to meet or exceed the accelerating growth of the business	• Leadership of corporate values, competencies, and code of business conduct and ethics
Mr. Robey	Successfully execute data center development plan in support of booked-not-billed backlog	• Demonstrate increased operating efficiency leveraging digitization initiatives
Mr. Greaves	Accelerate differentiation through continued enhancements of the Service Delivery Platform
Ms. Goza	Hire, mentor and equip General Counsel successor in support of retirement plans

        After the completion of the fiscal year, our CEO evaluates the performance of each executive officer against his or her individual goals and objectives for the year and assigns him or her an achievement rating, which is then submitted to the Compensation Committee for its consideration along with his recommendations as to how this individual performance should be factored into its bonus and equity determinations. The Compensation Committee also evaluates the performance of our CEO against his individual goals and objectives for the year to make bonus and equity determinations with respect to our CEO.

        When the Compensation Committee determines that individual performance has deviated significantly from expectations, they may exercise discretion to adjust the payouts indicated by the company performance measures in amounts they deem appropriate in light of such determination. If exercised, discretion may be upward or downward, and need not be exercised in the same direction or magnitude for each executive.

  2020 Annual Cash Bonus Decisions

        In early 2021, the Compensation Committee reviewed our actual 2020 performance against the target levels established for each of the corporate performance measures. The following table includes the 2020 threshold, target, and maximum performance levels for each of these corporate performance measures, as well as their relative weighting (which the Compensation Committee reviews annually and may change in future years), our actual performance results and the payout that would have resulted for each measure absent the overlay of individual performance measures and negative discretion of the Compensation Committee in order to fund increased bonuses for non-executives (which, as described below, resulted in a downward adjustment) ($ in thousands):

	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)	Element Weighting	Actual Performance	Resulting Element Payout
Revenue	$512,000	$530,000	$548,000	20%	$539,400	152.2%
Bookings	$7,600	$8,200	$8,800	20%	$11,649	200.0%
Adj. EBITDA	$266,000	$280,000	$294,000	20%	$299,300	200.0%
OFFO/Share	$2.67	$2.76	$2.85	20%	$2.84	188.9%
ROIC	10.0%	11.0%	12.0%	20%	11.8%	180.0%

Total Earned						184.2%

Note:
See "—Special Note Regarding Non-GAAP Financial Measures and Other Metrics" for information regarding the corporate performance measures and related performance levels described above.

        The Compensation Committee noted that, as shown in the table above, the payout percentage established for each corporate performance measure and its relative weighting indicated an aggregate corporate performance payout of 184% of target, based on straight-line interpolation between the threshold, target and maximum levels. Upon the recommendation of our CEO and after assessing management's overall performance for the year, including consideration of the executive team's effective management of COVID-19 impacts on the business and employees, furthering the company's strong culture including its commitments to sustainability, people and community orientation, and strong business results, balanced against the desire to provide extra performance bonus funding for non-executive employees, the Compensation Committee exercised negative discretion to reduce the payout percentage for the corporate performance measures to 165% of the target performance level, notwithstanding the higher payout level suggested by the results achieved under the corporate performance measures set forth above. The Compensation Committee determined that a 165% corporate payout level struck the right balance of appropriately rewarding our executive officers for superior performance, reflecting stockholder outcomes and freeing up cash to allow increased bonus payouts to non-executive employees; the reduction was unrelated to executive performance.

        In addition, our CEO evaluated the individual performance of each of our executive officers, including each of our other named executive officers, against his or her pre-established goals and objective to determine his or her contributions to our overall financial and operational performance during 2020 and to formulate an achievement rating for such executive officer. Our CEO then made recommendations to the Compensation Committee as to how such individual performance should be considered in determining the amounts payable as annual cash bonuses for the year. In the case of our CEO, his individual performance was evaluated by the Compensation Committee with input from the independent members of our Board of Directors.

        Following these evaluations, on March 3, 2021, the Compensation Committee approved annual cash bonuses, in its discretion, for each of our executive officers, including each of our named executive officers. The target and actual cash bonus paid to each of our named executive officers for 2020 were as follows:

	Target Annual Cash Bonus Opportunity ($)	Corporate Performance Measure Achievement	Individual Performance Measure Achievement	Actual Annual Cash Bonus Earned ($)	Actual Annual Cash Bonus Earned (percentage of base salary)
Mr. Williams	$900,000	165%	100%	$1,485,000	206%
Mr. Berson	$375,000	165%	100%	$618,750	165%
Mr. Robey	$300,000	165%	100%	$495,000	165%
Mr. Greaves	$340,000	165%	100%	$561,000	165%
Ms. Goza(1)	$195,000	165%	255%	$821,750	253%

(1)
$321,750 represents the portion of Ms. Goza's award attributable to corporate performance measure achievement, and $500,000 represents the portion attributable to individual performance. In addition to her overall outperformance during 2020, Ms. Goza's bonus reflects her extraordinary efforts in transitioning her role to her successor during 2020.

        The actual annual cash bonuses paid to our named executive officers for 2020 are set forth in the "Summary Compensation Table" below.

  Long-Term Incentive Compensation

        We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our named executive officers, to focus on long-term value creation for our stockholders. These equity awards also serve as an important retention tool for our executive officers.

  Equity Awards Granted in 2020

        For 2020, the Compensation Committee continued to grant performance-based equity awards as a substantial component of our long-term incentive compensation and to continue the emphasis that began with the 2019 equity awards to structure such awards to focus on two key metrics that we use to gauge our ability to successfully execute on our long-term strategic plan—the achievement of pre-established OFFO targets and our TSR as measured against companies that own and/or operate income-producing real estate in our industry sector. The Compensation Committee believed that the use of dual awards with a focused balance on the achievement of specific corporate performance goals, on the one hand, and sustained stock price growth, on the other hand, would provide the appropriate incentives for our executive officers to build long-term stockholder value.

        In consideration of performance for 2019, on March 4, 2020, the Compensation Committee determined that the equity awards to be granted to our executive officers, including our named executive officers, should be in the form of:

  •
  Performance-Based FFO Units—these are performance-based restricted share unit awards which may be earned and settled for shares of our Class A common stock based on our OFFO per diluted share measured over a two-year performance period ending December 31, 2021, with two-thirds of the earned shares of our Class A common stock vesting following the end of the performance period and the remaining one-third of the shares vesting at the end of three years from the award grant date. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our actual performance over the performance period, with the number of units to be determined based on a straight-line interpolation basis between threshold and target and target and maximum performance. We have not disclosed the performance goals for the 2020 Performance-based FFO Unit awards because the multi-year performance period for these awards has not been completed and we believe that the disclosure of this information while such performance period is still in progress could result in competitive harm to the Company. We observe that this is customary practice for long-term incentive compensation awards that are based on absolute internal performance measures. However, for these awards, the Compensation Committee considered the target performance achievement levels for the awards to be challenging but achievable with significant effort on the part of our executive officers, requiring circumstances to align as projected in our long-term business forecasting.

  •
  Performance-Based Relative TSR Units—these are performance-based restricted share unit awards which may be earned and settled for shares of our Class A common stock based on our TSR as compared to the MSCI U.S. REIT Index over a three-year performance period ending December 31, 2022. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our TSR compared to the MSCI U.S. REIT Index as follows:

	TSR Percentage Points Compared to Index	Target Units Earned
Maximum	Equal or greater than +50 percentage points	200%
Target	Matching Index	100%
Threshold	–50 percentage points	50%
Below threshold	<–50 percentage points	0%

    In addition, award payouts (i) will be determined on a straight-line interpolation basis between threshold and target and target and maximum performance; and (ii) will be capped at the target performance level if our TSR is negative.

  •
  Time-based restricted Class A common stock—these restricted stock awards vest as to 33% of the shares subject to the awards on the first anniversary of the date of grant and as to 8.375% of the shares subject to the awards each quarter-end thereafter, subject to the named executive officer's continued service as an employee as of each vesting date. The Compensation Committee believes that these restricted stock awards also align management and stockholder interests as the value of such awards fluctuates with share price and therefore motivates management to make decisions that positively influence such share price.

        The form and amount of such equity awards was determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation Setting Process" above. Of the performance share unit awards granted to our executive officers, based on the Compensation Committee determination, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based FFO Units, 25% of the award value (30% in the case of our CEO) was granted in the form of Performance-Based Relative TSR Units, and 50% of the award value (40% in the case of our CEO) was granted in the form of a time-based restricted stock award.

        The Compensation Committee approved the following aggregate equity awards for our named executive officers in March 2020:

Named Executive Officer	Performance- Based FFO Units— Target Number of Units (#)(1)	Performance- Based FFO Units— Equity Award Value ($)(2)	Performance- Based Relative TSR Units— Target Number of Units (#)(1)	Performance- Based Relative TSR Units— Equity Award Value ($)(2)	Restricted Stock— Number of Shares (#)(1)	Restricted Stock— Equity Award Value ($)(3)	Aggregate Grant Equity Award Value ($)
Mr. Williams	35,289	$2,100,000	35,289	$2,100,000	49,262	$2,800,000	$7,000,000
Mr. Berson	12,914	$768,488	12,914	$768,488	27,041	$1,536,975	$3,073,950
Mr. Robey	4,385	$260,906	4,385	$260,906	9,181	$521,813	$1,043,625
Mr. Greaves	5,613	$334,012	5,613	$334,012	11,753	$668,024	$1,336,047
Ms. Goza	4,703	$279,838	4,703	$279,838	9,847	$559,676	$1,119,353

(1)
Represents the total number of target units or shares awarded. Performance Based FFO Units and Performance Based TSR Units were calculated by dividing the equity award value by $59.51, which is the 20-day average closing price as of the grant date, rounded-up to a whole share. Shares of restricted stock were calculated by dividing the equity award value by $56.84, which is the closing price on the grant date.

(2)
Represents the total dollar value of awards assuming they were settled on the grant date for shares of Class A common stock at $59.51 per share, which is the 20-day average closing price as of the grant date. Amounts are not based on the grant date fair value as calculated in accordance with FASB ASC Topic 718.

(3)
Represents the grant date fair value of shares of restricted Class A common stock granted to our named executive officers on March 4, 2020, calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of the restricted stock was calculated by multiplying the closing grant date price of $56.84 per share by the number of shares of restricted stock granted. The assumptions used to calculate the grant date fair value of the shares of restricted Class A common stock are described in Note 12—"Partners' Capital, Equity and Incentive Compensation Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

        The equity awards granted to our named executive officers in 2020 are set forth in the "Summary Compensation Table" and the "2020 Grants of Plan-Based Awards Table" below.

  Results of 2019 Performance-Based FFO Unit Awards

        On March 5, 2019, the Company granted to our named executive officers performance-based restricted share unit awards that could be earned based on the Company's OFFO per diluted share over a two-year performance period that ended on December 31, 2020, with actual performance calculated as annualized fourth quarter 2020 OFFO per diluted share. The goal for the award was set rigorously at the outset of the two-year period, and due to our strong performance, was achieved between target and maximum levels of performance:

	Below Threshold (0% Payout)		Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Performance		Percent Payout
OFFO per share:	<$	2.85	$2.85	$3.00	$3.20	$3.12	(1)	160%

(1)
Calculated as annualized fourth quarter 2020 OFFO per diluted share of $0.78 as reported in our Earnings Release for the fourth quarter and full year 2020, dated February 16, 2021.

        Payouts resulting from these awards vest in two tranches. Two-thirds of the shares earned by each named executive officer vested on the certification date following the end of the performance period, and the remaining one-third will vest on March 5, 2022, the third anniversary of the grant date. Details on shares earned and vested for each named executive officer under the 2019 Performance-Based FFO Unit Awards are as follows:

	Target Shares	Payout as % of target	Shares Earned(1)	Shares Vested on March 5, 2021(1)	Earned RSUs, Unvested Until March 5, 2022(1)
Mr. Williams	38,230	160%	65,359	43,572	21,787
Mr. Berson	13,033	160%	22,280	14,853	7,427
Mr. Robey	3,493	160%	5,970	3,980	1,990
Mr. Greaves	6,517	160%	11,141	7,427	3,714
Ms. Goza	4,056	160%	6,933	4,622	2,311

(1)
Includes dividend equivalent rights accrued during the performance period and reinvested in additional shares.

  Equity Awards Granted in 2021 to Continuing Named Executive Officers

        In March 2021, the Compensation Committee determined to continue to grant performance-based equity awards as a substantial component of our long-term incentive compensation and to continue to structure such awards to focus on two key metrics that we use to gauge our ability to successfully execute on our long-term strategic plan—the achievement of pre-established OFFO targets and our TSR as measured against companies that own and/or operate income-producing real estate in our industry sector. The remainder of the equity awards are granted in the form of time-based restricted stock. With respect to grants to our CEO, as discussed above, the Compensation Committee determined that for 2021, the Company will enhance the performance orientation of our CEO's compensation by increasing the performance-based equity portion from 60% to 70% of target total equity-based compensation.

        The Compensation Committee believed that the use of dual awards, consisting of performance-based and time-based vehicles, promotes a focused balance on the achievement of specific corporate performance goals with sustained stock price growth.

        The form and amount of such equity awards was determined by the Compensation Committee after considering the factors described in "—Governance of Executive Compensation Program—Compensation-Setting Process" above. When considering the equity award grant for our CEO, the Compensation Committee in particular focused on the following factors: strong overall performance of QTS, both on an absolute basis and relative to data center and REIT peers, including value created for our stockholders; the strength of the fourth quarter and full year financial results and record bookings; and record on-time and within-budget delivery of new data center space despite the COVID-19 pandemic. The Compensation Committee also noted Mr. Williams' extraordinary leadership during the pandemic, in addition to the strong overall performance of the Company, and compensation data of peers as factors influencing the Compensation Committee's decision to increase the CEO's proportion of performance-based equity as noted above.

        Based on the Compensation Committee determination, 25% of the award value (35% in the case of our CEO) was granted in the form of Performance-Based FFO Units, 25% of the award value (35% in the case of our CEO) was granted in the form of Performance-Based Relative TSR Units, and 50% of the award value (30% in the case of our CEO) was granted in the form of a time-based restricted stock award.

        The Compensation Committee approved the following equity award values for our continuing named executive officers (i.e., those named executive officers other than Mr. Greaves and Ms. Goza, who have transitioned to a new role and retired, respectively) for the awards granted in March 2021:

Continuing Named Executive Officer	Performance- Based FFO Unit Award Value ($)(1)	Performance- Based Relative TSR Unit Award Value ($)(1)	Restricted Stock Award Value ($)(2)	Aggregate Equity Award Value ($)
Mr. Williams	$2,933,000	$2,933,000	$2,514,000	$8,380,000
Mr. Berson	$1,015,300	$1,015,300	$2,030,600	$4,061,200
Mr. Robey	$448,938	$448,938	$897,875	$1,795,750

(1)
Represents the total dollar value of awards assuming they were settled on the grant date for shares of Class A common stock at $62.32 per share, which is the 20-day average closing price as of the grant date. Amounts are not based on the grant date fair value as calculated in accordance with FASB ASC Topic 718.

(2)
The number of shares granted was determined based on the closing sales price of the Company's class A common stock on March 5, 2021 of $59.06 per share.

        The Performance-Based FFO Units may be earned and settled for shares of our Class A common stock based on our OFFO per diluted share measured over a two-year performance period ending December 31, 2022, with two-thirds of the earned shares of our Class A common stock vesting following the end of the performance period and the remaining one-third of the shares vesting at the end of three years from the award grant date. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our actual performance over the performance period, with the number of units to be determined based on a straight-line interpolation basis between threshold and target and target and maximum performance.

        The Performance-Based Relative TSR Units may be earned and settled for shares of our Class A common stock based on our TSR as compared to the MSCI U.S. REIT Index over a three-year performance period ending December 31, 2023. The number of shares of our Class A common stock subject to the awards will be earned from 0% to 200% of the target number of units subject to the awards based on our TSR compared to the MSCI U.S. REIT Index based on a matrix approved by the Compensation Committee that establishes a threshold performance level below which no units will be earned and a maximum performance level that caps the number of units that may be earned at 200% of the target number of units. In addition, award payouts will be determined on a straight-line interpolation basis between threshold and target and target and maximum performance; and will be capped at the target performance level if our TSR is negative.

        The restricted stock awards vest as to 33% of the shares subject to the awards on the first anniversary of the date of grant and as to 8.375% of the shares subject to the awards each quarter-end thereafter, subject to the named executive officer's continued service as an employee as of each vesting date.

  Health and Welfare Benefits

        Our executive officers, including our named executive officers, are eligible to receive the same employee benefits that are generally available to all our full-time employees, including medical, dental, vision, disability insurance and life insurance coverage. In addition to the foregoing, our executive officers, including our named executive officers, are eligible to participate in a special executive disability insurance program that we have established for them.

  Retirement Savings Opportunities

        In addition, our employees, including our executive officers, who satisfy certain eligibility requirements may participate in our Section 401(k) Retirement Savings Plan (the "401(k) Plan"). Under the 401(k) Plan, employees are eligible to defer a portion of their salary or annual cash compensation, and we, at our discretion, may make a matching contribution and/or a profit-sharing contribution. During 2020, we matched 100% of the first 1% of employee contributions as a percentage of qualified earnings, and 50% of the next 5% of an employee's contributions as a percentage of qualified earnings (subject to qualified plan maximum amounts). We provide no supplemental or additional retirement benefits for our executive officers.

  Perquisites and Other Personal Benefits

        We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes (such as, for example, tax return preparation and financial planning assistance that we offer to our executives). All future practices with respect to perquisites or other personal benefits are subject to approval and periodic review by the Compensation Committee.

Employment Arrangements

        We have entered into written employment agreements with our CEO and each of our other executive officers, including our other named executive officers. These agreements protect these individuals by providing:

  •
  Economic stability that enables our executive officers to focus on the performance of their duties in all economic environments;

  •
  Death or disability payments and benefits in the event of certain terminations of employment; and

  •
  In some cases, payments and benefits in the event of certain qualifying terminations of employment, including in connection with a change in control of the Company.

        Each of these agreements provides for "at will" employment. They also protect us from certain business risks, such as threats from competitors, loss of confidentiality, disparagement and solicitation of employees. These post-employment compensation arrangements are discussed in "—Post-Employment Compensation Arrangements" below.

        For detailed descriptions of the employment agreements we maintained with our named executive officers during 2020, see "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" below.

Post-Employment Compensation Arrangements

        The employment agreements we have entered into with each of our executive officers, including our CEO and our other named executive officers, provide for certain payments and benefits (including the full or partial acceleration of vesting of outstanding equity awards) in the event of certain qualifying terminations of employment, including in connection with a change-in-control of the Company. We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly-qualified executive officers. These arrangements are designed to provide reasonable compensation to executive officers who leave our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving severance compensation payments or benefits.

        We believe that these arrangements are designed to align the interests of our executive officers and our stockholders when considering our long-term future. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing all corporate transaction activity that is in the best interests of our stockholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive officer and our stockholders.

        In the event of a change-in-control of the Company, to the extent Section 280G or 4999 of the Code is applicable to an executive officer, including a named executive officer, such individual is entitled to receive either:

  •
  payment of the full amounts specified in the arrangement to which he or she is entitled; or

  •
  payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving a higher amount after taking into account all federal, state, and local income, excise and employment taxes.

We do not provide excise tax gross-ups relating to a change-in-control of the Company and have no such obligations under the employment agreements with any of our executive officers, including our named executive officers.

        In addition, under our 2013 Plan, in the event of a change-in-control of the Company in which outstanding equity awards will not be assumed or continued by the surviving entity, with the exception of any performance share or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control. In the case of performance shares and performance units generally, unless alternative treatment is provided in an award agreement (such as for our Performance-Based FFO Units and Performance-Based Relative TSR Units), if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved. However, with respect to our Performance-Based FFO Units and Performance-Based Relative TSR Units, the treatment upon a change-in-control is set forth in the applicable award agreements and described below under "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change-in-Control."

        For detailed descriptions of the post-employment compensation arrangements we maintained with our named executive officers during 2020, as well as an estimate of the potential payments and benefits payable under these arrangements, see "Compensation of Executive Officers—Potential Payments upon Termination or Change in Control" below.

Other Compensation Policies and Practices

  Stock Ownership Policy

        We have adopted formal share ownership guidelines applicable to our executive officers and the non-employee members of the Board of Directors. At least on an annual basis, we evaluate the share ownership status of these individuals.

        Our CEO is required to own securities of the Company equal in value to at least five times his base salary. Each of our other executive officers is required to own securities of the Company equal to at least three times his or her base salary. Our CEO and other executive officers must comply with the applicable ownership requirement within five years of being so named.

        Our stock ownership guidelines with respect to our non-employee directors require stock ownership by them of five times their annual base cash retainer. Our non-employee directors must comply with the ownership requirement within five years of becoming a member of the Board of Directors and are required to hold shares at this level while serving as a director.

(1)
Includes Class A common stock, Class B common stock, restricted shares, vested options, unvested options and OP units held as of December 31, 2020.

(2)
Based on average 2020 closing price per share of $61.88.

        As of the December 31, 2020, all of our executive officers and non-employee members of the Board of Directors either satisfied their applicable stock ownership requirement or were on the way to satisfying the requirement within the applicable time period.

  Executive Compensation Recovery ("Clawback") Policy

        Our Board adopted a new Executive Compensation Recovery Policy in 2020. Pursuant to this policy, in the event of a restatement of the Company's financial results (other than a restatement caused by a change in applicable accounting rules or interpretations), the result of which is that any cash or equity performance-based compensation paid to our executive officers (defined to include our Chief Executive Officer, our Chief Financial Officer and all other Section 16 officers) would have been a lower amount had it been calculated based on such restated results, a committee consisting of the non-management members of the Board (the "Independent Director Committee") shall review such performance-based compensation. If the Independent Director Committee determines that any such executive officer engaged in fraud or intentional illegal conduct which materially contributed to the need for a restatement, the committee may seek to recover from the executive the after-tax portion of the difference between the performance-based compensation actually paid and the amount that would have been paid had the performance-based compensation been calculated based on the restated financial statements for the three-year period prior to the restatement.

  Policies Prohibiting Hedging and Pledging

        We do not permit hedging of our securities by our directors and employees, including our named executive officers, and we permit only limited pledging. Our Insider Trading Policy prohibits our employees, including our executive officers, and the non-employee members of the Board of Directors from engaging in the following transactions, among others:

  •
  trading in call or put options involving our securities and other derivative securities;

  •
  engaging in short sales of our securities;

  •
  holding our securities in a margin account; and

  •
  pledging our securities to secure margins or other loans, subject to limited exceptions.

Tax and Accounting Considerations

  Deductibility of Executive Compensation

        Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to so-called "covered employees," which includes the chief executive officer, chief financial officer, and certain other highly-compensated current and former executive officers.

        In approving the amount and form of compensation for our named executive officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m). The Compensation Committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.

        While the Internal Revenue Service had previously issued private letter rulings holding that, under certain circumstances, Section 162(m) does not apply to compensation paid to employees of a real estate investment trust's operating partnership, final regulations released on December 18, 2020, provide that compensation subject to Section 162(m) now includes compensation paid to a covered employee by an operating partnership after December 18, 2020, to the extent the publicly held corporation is allocated a distributive share of the operating partnership's deduction for that compensation. However, to the extent that compensation paid by an operating partnership is paid pursuant to a written binding contract that is in effect on December 20, 2019, and that is not materially modified after that date, then it would not be subject to Section 162(m). Therefore, deductions for compensation paid to our executive officers that may otherwise have been allowable may now be limited.

  Accounting for Stock-Based Compensation

        We follow the Financial Accounting Standard Board's Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of the Board of Directors, including options to purchase shares of our common stock and other stock awards, based on the grant date "fair value" of these awards. This grant date fair value is calculated using a variety of assumptions. This calculation is performed for financial reporting purposes and included in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based awards in our income statements over the period that an employee and non-employee member of the Board of Directors is required to render service in exchange for the award.

Special Note Regarding Non-GAAP Financial Measures and Other Metrics

        This Compensation Discussion and Analysis contains certain non-GAAP financial measures and other metrics, which are described in more detail as follows:

  •
  Bookings—We define bookings as incremental annualized rent, plus half of bookings of the joint venture that owns our Manassas data center.

  •
  Operating Funds from Operations—We generally calculate OFFO as FFO (calculated in accordance with the standards established by the National Association of Real Estate Investment Trusts) excluding certain non-routine charges and gains and losses that management believes are not indicative of the results of our operating real estate portfolio. A reconciliation of Operating

    FFO to net income (loss) is included beginning on page 77 of our Annual Report on Form 10-K for the year ended December 31, 2020.

  •
  Operating FFO per Share—We calculate Operating FFO per share by dividing Operating FFO by fully diluted shares on a weighted average basis for the respective period.

  •
  Adjusted Earnings before Interest, Taxes, Depreciation, and Amortization ("Adjusted EBITDA")—We calculate Adjusted EBITDA as EBITDAre (calculated in accordance with the standards established by the National Association of Real Estate Investment Trusts) excluding certain non-routine charges, write off of unamortized deferred financing costs, gains (losses) on extinguishment of debt, restructuring costs and transaction and integration costs (as well as our pro-rata share of each of those respective adjustments associated with the unconsolidated entity), in addition to non-cash recurring costs such as equity-based compensation. A reconciliation of Adjusted EBITDA to net income (loss) is included on page 81 of our Annual Report on Form 10-K for the year ended December 31, 2020.

  •
  Return on Invested Capital—We calculate ROIC by dividing net operating income for the year ended December 31, 2020 by the average real estate assets, net, plus depreciation, less construction in progress, plus net acquired intangibles, net leasing commissions and net other fixed assets for the associated period. We calculate net operating income as net income (loss), excluding: interest expense, interest income, tax expense (benefit) of taxable REIT subsidiaries, depreciation and amortization, write off of unamortized deferred financing costs, gain (loss) on extinguishment of debt, transaction, integration and impairment costs, gain (loss) on sale of real estate, restructuring costs, and general and administrative expenses and similar adjustments for unconsolidated entities. A reconciliation of net operating income to net income (loss) is included on page 66 of our Annual Report on Form 10-K for the year ended December 31, 2020.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Respectfully submitted,
The Compensation Committee
CATHERINE R. KINNEY (Chair) PETER A. MARINO PHILIP P. TRAHANAS

        The Compensation Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

 COMPENSATION OF EXECUTIVE OFFICERS

        The following tables set forth certain compensation information for each of our named executive officers. Our named executive officers are: Chad L. Williams, our Chairman, President and Chief Executive Officer, Jeffrey H. Berson, our Chief Financial Officer, David S. Robey, our Chief Operations Officer, Jon Greaves, our former Chief Technology Officer, and Shirley E. Goza, our former General Counsel, Vice President and Secretary.

Summary Compensation Table

        The following table sets forth a summary of all compensation earned, awarded or paid to our named executive officers in the fiscal years ended December 31, 2020, 2019 and 2018.

Name and Principle Position	Year	Earned Salary	Earned Bonus	Stock Awards(1)	Option Awards	All Other Compensation(2)	Total
Chad L. Williams	2020	$720,000	$1,485,000	$7,600,062	$—	$60,163	$9,865,225
Chairman, President and	2019	$720,000	$1,035,000	$5,894,951	$—	$58,233	$7,708,184
Chief Executive Officer	2018	$720,000	$810,000	$2,808,700	$1,930,719	$57,508	$6,326,927
Jeffrey H. Berson	2020	$375,000	$618,750	$3,293,573	$—	$26,495	$4,313,818
Chief Financial Officer	2019	$375,000	$431,250	$2,384,667	$—	$26,320	$3,217,237
	2018	$375,000	$421,875	$1,297,997	$349,498	$24,965	$2,469,335
David S. Robey	2020	$300,000	$495,000	$1,118,296	$—	$34,630	$1,947,926
Chief Operating Officer
Jon D. Greaves	2020	$340,000	$561,000	$1,431,521	$—	$20,536	$2,353,057
Former Chief Technology	2019	$340,000	$391,000	$1,192,382	$—	$19,836	$1,943,218
Officer	2018	$300,000	$405,000	$569,969	$292,497	$17,564	$1,585,030
Shirley E. Goza(3)	2020	$331,250	$821,750	$1,199,406	$—	$36,093	$2,388,499
Former General Counsel,	2019	$325,000	$224,500	$742,124	$—	$35,638	$1,327,262
Vice President and Secretary	2018	$300,000	$162,000	$799,223	$146,249	$33,669	$1,441,141

(1)
2020 amounts reflect the grant date value of the Performance-Based FFO Units, the Performance-Based Relative TSR Units and the restricted stock awards, in each case calculated in accordance with FASB ASC Topic 718. If the maximum level of performance was achieved, the value of the Performance-Based FFO Units would be: Mr. Williams—$4,011,654, Mr. Berson—$1,468,064, Mr. Robey—$498,487, Mr. Greaves—$638,086 and Ms. Goza—$534,637. If the maximum level of performance was achieved, the value of the Performance-Based Relative TSR Units would be: Mr. Williams—$5,588,366, Mr. Berson—$2,045,061, Mr. Robey—$694,409, Mr. Greaves—$888,875, and Ms. Goza—$744,767. The aggregate grant date value of the restricted stock awards granted on March 6, 2020 was calculated by multiplying the closing grant date price of $56.84 by the number of shares of restricted stock granted. The aggregate grant date value of the Performance-Based FFO Units granted on March 6, 2020 was calculated by multiplying the grant date fair value of $56.84 by the number of units granted assuming that the target payout is achieved. The aggregate grant date value of the Performance-Based Relative TSR Units granted on March 6, 2020 was calculated by multiplying the grant date fair value of $79.18 by the number of units granted assuming that the target payout is achieved.

2019 and 2018 amounts reflect the aggregate grant date value of restricted stock calculated in accordance with FASB ASC Topic 718.

(2)
Consists of the value of our 401(k) plan match, financial planning assistance and supplemental disability. For 2020, on an individual basis, these amounts include:

  •
  with respect to Mr. Williams, approximately $25,755 in financial planning assistance, $24,433 of supplemental disability, and $9,975 in matching 401(k) contributions made by the Company;

  •
  with respect to Mr. Berson, $1,600 in financial planning assistance, $14,920 of supplemental disability and $9,975 in matching 401(k) contributions made by the Company;

  •
  with respect to Mr. Robey, $11,525 in financial planning assistance, $13,130 of supplemental disability and $9,975 in matching 401(k) contributions made by the Company;

    •
    with respect to Mr. Greaves, $10,561 of supplemental disability and $9,975 in matching 401(k) contributions made by the Company; and

    •
    with respect to Ms. Goza, $11,525 in financial planning assistance, $14,593 of supplemental disability and $9,975 in matching 401(k) contributions made by the Company.

(3)
2020 Earned Salary amount includes a payment of $6,250 for accrued but unused PTO paid out in connection with Ms. Goza's retirement pursuant to the Company's PTO policy.

2020 Grants of Plan-Based Awards Table

        The following table sets forth information concerning the grants of plan-based awards made to each of our named executive officers for the fiscal year ended December 31, 2020.

			Estimated Future Payouts Under Equity Incentive Plan Awards
							Grant Date Fair Value of Stock Awards(4)
Name and Position	Grant Date		Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock
Chad L. Williams	3/6/2020	(1)	17,645	35,289	70,578	—	$2,005,827
Chairman and Chief	3/6/2020	(2)	17,645	35,289	70,578	—	$2,794,183
Executive Officer	3/6/2020	(3)	—	—	—	49,262	$2,800,052
Jeffrey H. Berson	3/6/2020	(1)	6,457	12,914	25,828	—	$734,032
Chief Financial Officer	3/6/2020	(2)	6,457	12,914	25,828	—	$1,022,531
	3/6/2020	(3)	—	—	—	27,041	$1,537,010
David S. Robey	3/6/2020	(1)	2,193	4,385	8,770	—	$249,243
Chief Operations Officer	3/6/2020	(2)	2,193	4,385	8,770	—	$347,204
	3/6/2020	(3)	—	—	—	9,181	$521,848
Jon D. Greaves	3/6/2020	(1)	2,807	5,613	11,226	—	$319,043
Former Chief Technology	3/6/2020	(2)	2,807	5,613	11,226	—	$444,437
Officer	3/6/2020	(3)	—	—	—	11,753	$668,041
Shirley E. Goza	3/6/2020	(1)	2,352	4,703	9,406	—	$267,319
Former General Counsel,	3/6/2020	(2)	2,352	4,703	9,406	—	$372,384
Vice President and Secretary	3/6/2020	(3)	—	—	—	9,847	$559,703

(1)
Represents Performance-Based FFO Units, which may be earned over a two-year performance period ending December 31, 2021. To the extent the Compensation Committee certifies a positive number of earned Performance-Based FFO Units, then the earned Performance-Based FFO Units shall vest: (a) as to two-thirds of the earned Performance-Based FFO Units, on the date that performance is certified following the end of the performance period, and (b) as to one-third of the earned Performance-Based FFO Units, on the third anniversary of the grant date, subject to continued service through each applicable vesting date.

(2)
Represents Performance-Based Relative TSR Units, which may be earned over a three-year performance period ending December 31, 2022. To the extent the Compensation Committee certifies a positive number of earned Performance-Based Relative TSR Units, such earned Performance-Based Relative TSR Units shall vest on the date that performance is certified following the end of the performance period, subject to continued service through such date.

(3)
Represents restricted stock awards that vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(4)
The aggregate grant date fair value of the Performance-Based FFO Units, the Performance-Based Relative TSR Units and the restricted stock awards granted to our named executive officers on

  March 6, 2020 was calculated in accordance with FASB ASC Topic 718. The aggregate grant date value of the Performance-Based FFO Units granted on March 6, 2020 was calculated by multiplying the grant date fair value of $56.84 by the number of units granted assuming that the target payout is achieved. The aggregate grant date value of the Performance-Based Relative TSR Units granted on March 6, 2020 was calculated by multiplying the grant date fair value of $79.18 by the number of units granted assuming that the target payout is achieved. The aggregate grant date value of the restricted stock awards granted on March 6, 2020 was calculated by multiplying the closing grant date price of $56.84 by the number of shares of restricted stock granted.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Executive Employment Agreements

        We have entered into employment agreements with each of our named executive officers, which are summarized below.

Williams Employment Agreement

        Mr. Williams' employment agreement provides for an initial term of one year that expired April 3, 2018, with automatic renewal terms of one year each unless either party gives a non-renewal notice within a specified time frame. Under Mr. Williams' employment agreement, Mr. Williams will continue to serve as our Chief Executive Officer and will continue to be nominated for election to and as Chairman of the Board of Directors at each annual meeting of our stockholders.

        Mr. Williams' employment agreement provides for an annual base salary (which was $720,000 in 2020), subject to annual review by the Compensation Committee, a bonus opportunity initially targeted at 125% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), five weeks' paid vacation, or the number of days granted to any other executive, whichever is greater, and certain other benefits. In addition, Mr. Williams' employment agreement provides that Mr. Williams will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with an initial target award value of 500% of his base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

        If we terminate Mr. Williams' employment without "cause" (including our nonrenewal of Mr. Williams' employment agreement upon expiration) or Mr. Williams terminates his employment for "good reason," Mr. Williams will, upon execution of a release reasonably acceptable to us, be eligible to receive the following severance payments and benefits in addition to his "accrued obligations":

  •
  any performance bonus or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  two times Mr. Williams' annual salary;

  •
  two times Mr. Williams' annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

        However, if any such termination occurs within two years following a "change in control," Mr. Williams will be eligible to receive the following payments and benefits (in lieu of the benefits listed above) in addition to his "accrued obligation":

  •
  any performance or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  three times Mr. Williams' annual salary on date of termination or date of change in control, whichever is higher;

  •
  three times Mr. Williams' annual bonus on date of termination or date of change in control, whichever is higher, calculated based on target bonus assuming all performance goals are fully met;

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members; and

  •
  one year of outplacement services and support.

        In addition, if Mr. Williams' employment is terminated following the death or disability of Mr. Williams, Mr. Williams will be eligible to receive the following payments and benefits, in addition to his "accrued obligations":

  •
  any performance bonus or discretionary bonus that has been earned or declared for a bonus period ending before the termination date that has not yet been paid;

  •
  full vesting of any equity awards;

  •
  one times Mr. Williams' annual salary;

  •
  one times Mr. Williams' annual bonus, calculated based on target bonus assuming all performance goals are fully met; and

  •
  continued coverage of Mr. Williams and his family members under our health insurance plans for two years following termination (or, if the same is not permitted by law or the terms of the plan, reimbursement of the cost of equivalent coverage), subject to reimbursement by Mr. Williams of the cost of such participation by his extended family members.

        In the event we terminate Mr. Williams' employment with "cause" or Mr. Williams terminates his employment without "good reason," we will be obligated to pay Mr. Williams all "accrued obligations" and any performance or discretionary bonus that had been earned or declared for a bonus period ending before the termination date but not yet paid.

        Mr. Williams' employment agreement generally defines:

  •
  "change in control" as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than our current stockholders, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 30% or more of the then-combined voting power of our then-outstanding voting securities, (ii) individuals who, at the beginning of any 12-month period, constitute the Board of Directors cease for any reason to constitute a majority of the Board of Directors at the end of such 12-month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 70% of our (or surviving entity's) voting securities after the transaction, or (iv) a sale of all or substantially all of our assets in one transaction or a series of transactions over a 12-month period;

  •
  "cause" as Mr. Williams' (i) willful act or omission, other than as a result of death or disability, that causes material harm and represents a breach of his obligation to maintain the Company's confidential information, (ii) conviction and exhaustion of all appeals of, or pleading guilty or nolo contendere to, a crime that constitutes a felony involving dishonesty or moral turpitude, or (iii) willful commission of an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company committed in bad faith or without a reasonable belief that the action was in our best interest;

  •
  "good reason" as (i) the diminution in Mr. Williams' authority, duties or responsibilities, or any adverse change in his title as our Chief Executive Officer or in his title as Chairman of the Board (including failure of Mr. Williams to be elected Chairman of the Board at any annual meeting of stockholders), or failure of the Board to nominate Mr. Williams for election as Chairman of the Board at any annual meeting of stockholders, (ii) movement of Mr. Williams' place of employment by more than fifty miles from Overland Park, Kansas, (iii) any diminution in Mr. Williams' base compensation, as in effect from time to time, (iv) a material breach by the Company of any term of the employment agreement, or (v) the failure of any successor to the Company to assume the agreement; and

  •
  "accrued obligations" as the sum of (i) Mr. Williams' salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, and (iii) any business expense reimbursements incurred by Mr. Williams as of the termination date and duly submitted for reimbursement.

        Pursuant to Mr. Williams' employment agreement, we provide standard company health insurance to cover Mr. Williams and members of his immediate family (and, if coverage of his immediate family is not permitted by law or the terms of the plan, he will be reimbursed for the cost of equivalent coverage). Also, we are obligated to provide standard company health insurance to cover specified members of Mr. Williams' extended family, provided that Mr. Williams will reimburse us for the cost of such coverage. In addition, we are obligated to provide Mr. Williams with administrative support for both Company and personal matters commensurate with his position, at no cost to Mr. Williams, as well as executive support services applicable to other senior executives. Mr. Williams also may from time to time seek assistance from two of our other employees for personal accounting and financial matters, at no cost to Mr. Williams. To the extent that Mr. Williams utilizes employees other than those described above for matters unrelated to our business, such arrangements will be in accordance with established procedures, including reimbursement of the reasonable value associated with any material use.

        Mr. Williams' employment agreement provides that, during the term and for a period of one year following his termination, Mr. Williams will not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of cloud or managed services in the United States, whether such business is conducted by Mr. Williams individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, Mr. Williams' employment agreement provides that, during the term and for a one-year period following his termination, he will not (a) solicit, induce or encourage any employee (other than clerical employees) or independent contractor to terminate his or her employment with the Company or to cease rendering services to the Company and will not initiate discussions with any person for any such purpose or authorize or knowingly cooperate with other persons taking such action or (b) solicit any of our customers to lease, purchase or otherwise occupy data center space within the United States or encourage customers to reduce their patronage of the Company. In addition, Mr. Williams' employment agreement provides for a confidentiality covenant on the part of Mr. Williams and a covenant that both we and Mr. Williams agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

Berson and Robey Employment Agreements

        Pursuant to their respective employment agreements, Mr. Berson and Mr. Robey serve as Chief Financial Officer and Chief Operating Officer, respectively. These employment agreements each provide for an initial two-year term that expired on April 3, 2019 for Mr. Berson and March 15, 2020 for Mr. Robey, with automatic renewal terms of two years, unless either party gives a non-renewal notice within a specified time frame.

        Mr. Berson's employment agreement provides for an annual base salary (which was $375,000 in 2020), subject to annual review by the Compensation Committee, a bonus opportunity for threshold performance initially targeted at 100% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), four weeks' paid vacation and certain other benefits. In addition, his employment agreement provides that Mr. Berson will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with an initial target award value of 200% of his base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

        Mr. Robey's employment agreement provides for an annual base salary (which was $300,000 in 2020), subject to annual review by the Compensation Committee, a bonus opportunity for threshold performance initially targeted at 50% of base salary (with additional amounts being paid for exceptional performance as determined by the Compensation Committee), four weeks' paid vacation and certain other benefits. In addition, his employment agreement provides that Mr. Robey will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with an initial target award value of 100% of his base salary. A performance-based component with a different vesting schedule also may be included in the grants of equity awards.

        These employment agreements provide, respectively, that if Mr. Berson's or Mr. Robey's employment is terminated by the Company without "cause" (including nonrenewal by the Company of the agreement upon expiration) or by Mr. Berson or Mr. Robey for "good reason," he will, upon execution of a release reasonably acceptable to the Company, be eligible to receive the following severance payments and benefits in addition to his "accrued obligations":

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the officer elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

However, if any such termination occurs within two years following a "change in control," Mr. Berson or Mr. Robey, as the case may be, will be eligible to receive the following payments and benefits (in lieu of the payments and benefits listed above) in addition to his then-accrued obligations (as defined below):

  •
  an amount equal to the sum of (A) two times his base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of his termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        In addition, if Mr. Berson or Mr. Robey, as the case may be, is terminated following death or disability, he will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to him will fully vest as of the termination date.

        In the event we terminate Mr. Berson or Mr. Robey, as the case may be, for "cause" or Mr. Berson or Mr. Robey, as the case may be, terminates employment without "good reason," we will be obligated to pay him all "accrued obligations."

        These employment agreements generally define:

  •
  "change in control" as (i) any transaction that results in any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than our current stockholders, becoming the beneficial owner (as defined in the Exchange Act), directly or indirectly, of securities representing 25% or more of the then-combined voting power of our then-outstanding voting securities, (ii) individuals who, at the beginning of any 12-month period, constitute the Board cease for any reason to constitute a majority of the Board at the end of such 12-month period, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose, (iii) a merger, consolidation or recapitalization other than one following which voting securities prior to the transaction continue to represent more than 75% of our (or surviving entity's) voting securities after the transaction, or (iv) a sale of all or substantially all of our assets in one transaction or a series of transactions over a 12 month period;

  •
  "cause" as the executive's (i) conviction of, or pleading guilty or nolo contendere to, a crime involving dishonesty or moral turpitude, (ii) any commission by the executive of an act of dishonesty, theft, fraud or embezzlement, or (iii) any willful act that has a significant adverse effect on our reputation;

  •
  "good reason" as (i) a material diminution in the executive's authority, duties or responsibilities, or any significant adverse change in his title, as identified above, (ii) a material diminution in the executive's base compensation, as in effect from time to time, (iii) movement of the executive's place of employment more than fifty miles from his assigned location, or (iv) the failure of any successor to the Company to assume the agreement; and

  •
  "accrued obligations" as (i) the executive's salary through the termination date to the extent not theretofore paid, (ii) the amount of any accrued but unused vacation pay, (iii) any business expense reimbursements incurred by the executive as of the termination date and duly submitted for reimbursement, and (iv) any performance or discretionary bonus earned or declared for a bonus period ending before the termination date but not yet paid.

        These employment agreement include a non-compete covenant providing that during the term and for a period of one year following termination, the executive will not (a) directly or indirectly, engage in any business involving the development, construction, acquisition, ownership or operation of data center properties, colocation facilities and/or the provision of managed or cloud services, whether such business is conducted by the executive individually or as a principal, partner, member, stockholder, joint venturer, director, trustee, officer, employee, consultant, advisor or independent contractor of any person or (b) own any interests in any data center facilities, colocation facilities or managed or cloud service providers in the United States, other than up to five percent of the outstanding shares of any public company. Moreover, the employment agreement provides that, during the term and for a one-year period following termination, the executive will not solicit any of our customers for data center space within the United States, encourage any of our customers to reduce their patronage of the Company, solicit or hire, other than clerical employees, any of our current employees or independent contractors (or authorize or knowingly cooperate with other persons taking such action) or former employees or independent contractors who left employment within the prior year, or encourage any of our employees to leave their employment with us. Finally, the employment agreement includes a confidentiality covenant on the part of the executive and a covenant that both the Company and the executive agree not to talk about or otherwise communicate to any third parties in a malicious, disparaging or defamatory manner regarding the other.

Goza and Greaves Employment Agreements

        In 2017, we also entered into employment agreements with each of Ms. Goza and Mr. Greaves. As described above under "Executive Officers—Recent Changes in Executive Officers," Ms. Goza's employment agreement was terminated on December 31, 2020 in connection with her retirement, and effective February 1, 2021 Mr. Greaves' employment agreement was terminated and replaced with a new employment agreement entered into on January 13, 2021 in connection with his transition to the role of Executive Vice President, Quality Special Operations.

        Pursuant to each of these employment agreements, we paid Ms. Goza an annual base salary (which was $325,000 in 2020) and paid Mr. Greaves an annual base salary (which was $340,000 in 2020), subject to annual review by the Compensation Committee. Each of these agreements provided for a bonus opportunity for threshold performance initially targeted at 60% of Ms. Goza's base salary and 50% of the base salary of Mr. Greaves. In addition, these employment agreements provided that Ms. Goza and Mr. Greaves each would be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with a target award value of 100% of her or his base salary, as the case may be. Both executives also were entitled to four weeks' paid vacation.

        These employment agreements each provided for an initial two-year term that expired on April 3, 2019 with automatic renewal terms of two years, unless either party gives a non-renewal notice within a specified time frame. The agreements further provided that, upon termination of the employment agreements, other than as a result of a termination for "cause" or a resignation without "good reason," as those terms are defined in each employment agreement, Ms. Goza and Mr. Greaves would each, upon execution of a release acceptable to us, be eligible to receive the following benefits in addition to his or her then-accrued obligations (as defined below):

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the executive elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

However, if any such termination occurred within two years following a "change in control," Ms. Goza or Mr. Greaves, as the case may be, would each be eligible to receive the following payments and benefits (in lieu of the benefits listed above) in addition to his or her "accrued obligations":

  •
  an amount equal to the sum of (A) two times the base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his or her annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of the executive's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        The employment agreements further provided that if Ms. Goza or Mr. Greaves is terminated following death or disability, he or she would be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to them would fully vest as of the termination date.

        In the event we terminated Ms. Goza or Mr. Greaves for "cause" or Ms. Goza or Mr. Greaves terminated his or her employment without "good reason," we would be obligated to pay her or him all "accrued obligations." These employment agreements generally defined "change in control," "cause", "good reason" and "accrued obligations" as defined in the employment agreements with Mr. Berson and Mr. Robey. In addition, the employment agreements with each of Ms. Goza and Mr. Greaves also included non-compete and confidentiality covenants that are substantially the same as in the employment agreements with Mr. Berson and Mr. Robey.

Goza Retirement Agreement

        In anticipation of her retirement, on June 30, 2020, Ms. Goza and the Company entered into a Retirement and Transition Agreement and Release of all Claims (the "Retirement Agreement") pursuant to which the Company agreed (a) to allow the continued vesting of restricted share awards and performance-vesting restricted share units (subject to the attainment of the original metrics and goals defined in such awards) previously granted to her under the Company's annual incentive program and the long-term incentive plan, and (b) to pay Ms. Goza her 2020 bonus in March 2021 subject to Company and individual performance as approved by the CEO and the Compensation Committee. In exchange for the continued vesting of her equity awards, Ms. Goza agreed to provide consulting and advisory services to the Company until the last vesting date of her outstanding equity awards. In addition, Ms. Goza agreed to a release of all claims in favor of the Company and its affiliates, and is obligated to continue to comply with certain confidentiality, non-competition, and non-solicitation provisions contained in her employment agreement, until the last vesting date of her outstanding equity awards.

Equity Incentive Plans—Vesting and Change-in-Control

        We and our predecessor have granted equity awards to our directors and executive officers under two equity incentive plans—the 2013 Plan and the 2010 Plan.

2013 Plan

        Prior to the completion of our initial public offering, the Board of Directors adopted, and our stockholders approved, the 2013 Plan for future grants of equity awards to our non-employee directors, executive officers and other key employees and service providers, including officers and employees of our affiliates. All grants of restricted stock, stock options and performance-based restricted stock units to our named executive officers and directors have been made under the 2013 Plan.

        Under the 2013 Plan, if we experience a change in control in which outstanding options, share appreciation rights, restricted shares, share units, performance shares, performance units or other equity-based awards will not be assumed or continued by the surviving entity, then, except as otherwise provided in the applicable award agreement, or any other agreement between us and the grantee: (i) with the exception of any performance share or performance units, all restricted shares will vest, and all share units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the change in control, (ii) at the board of directors' discretion either or both of the following actions will be taken: (A) all options and share appreciation rights will become exercisable five days before the change in control and terminate upon the consummation of the change in control, or (B) all options, share appreciation rights, restricted shares and share units will be canceled in connection with the change in control for a payment equal to the price per share paid to holders of shares of common stock in the change in control transaction less, in the case, of options or share appreciation rights, the option exercise price or share appreciation right exercise price per share; provided that, in the event the option exercise price or share appreciation right exercise price of an award exceeds the price per share paid to stockholders in the change in control, such options and share appreciation rights may be terminated for no consideration, and (iii) in the case of performance shares and performance units, (A) if more than half of the performance period has lapsed, the performance shares will be converted into restricted shares based on actual performance to date or (B) if less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted shares assuming target performance has been achieved.

        The treatment of the Performance-Based FFO Units and Performance-Based Relative TSR Units upon a change-in-control is set forth in the applicable award agreements, as follows:

  •
  Performance-Based FFO Units.  If the Performance-Based FFO Units are not assumed or substituted for in connection with any change in control, the target number of Performance-Based FFO Units awarded (as provided in the applicable award agreement, the "Target PSUs") will become immediately fully vested. If a change in control occurs prior to the end of the two-year performance period, in which the Performance-Based FFO Units are assumed, or restricted securities of equivalent value are substituted for the awards, then the awards will no longer be subject to the applicable performance conditions, and two-thirds of the Target PSUs will become vested as of the end of the two-year performance period, and one-third of the Target PSUs will become vested on the third anniversary of the grant date, subject to continued employment through each vesting date; provided that, in the event we terminate the grantee without "cause," the grantee terminates with "good reason" or the grantee's employment terminates due to death or disability, in each case, within the 12-month period following the consummation of the change in control, all remaining unvested Performance-Based FFO Units will become fully vested.

  •
  Performance-Based Relative TSR Units.  In the event of a change in control, the performance period for the Performance-Based Relative TSR Units will end as of the effective date of the change in control, and the performance of our TSR as compared to the MSCI U.S. REIT Index measured as of the effective date of the change in control will determine the number of Performance-Based Relative TSR Units that becomes earned over such period (such number, the "Earned PSUs"); provided, however, in the case of our Chief Executive Officer, the Earned PSUs will equal the greater of the number of Performance-Based Relative TSR Units determined in accordance with the preceding sentence and the target number of Performance-Based Relative TSR Units set forth in his applicable award agreement. If the Earned PSUs are not assumed or substituted for in the change in control, then the Earned PSUs will become immediately vested as of the change in control. However, if the Earned PSUs are assumed, then the Earned PSUs are eligible to vest as of the end of the three-year performance period subject to continued employment through such date; provided that, in the event we terminate the grantee without "cause," the grantee terminates with "good reason" or the grantee's employment terminates due to death or disability, in each case, within the 12-month period following the consummation of the change in control, vesting will be fully accelerated.

        In summary, a change in control under the 2013 Plan occurs if:

  •
  a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

  •
  we experience a merger or consolidation with any other entity or we approve the issuance of voting securities in connection with a merger or consolidation other than (i) a merger or consolidation which would result in our voting securities continuing to represent at least 50.1% of the combined voting power of our voting securities or any surviving or parent entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement our recapitalization in which no person, entity or affiliated group becomes the beneficial owner of our securities representing 50% or more of the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities;

  •
  we consummate a sale of all or substantially all of our assets; or

  •
  during the period of any twelve consecutive months, individuals who, at the beginning of such period, constitute the Board of Directors cease for any reason to constitute a majority of Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

2010 Plan

        The 2010 Plan was approved in May 2010 by the board of directors of the Operating Partnership's then-general partner for the purpose of granting awards of unit options, restricted units and profits interests in our Operating Partnership to employees, directors and other service providers of our Operating Partnership. Since the adoption of our 2013 Plan in connection with our initial public offering we have not, and we will not, make any further awards under the 2010 Plan. The only awards that remain outstanding under the 2010 Plan as of December 31, 2020 consist of 75,435 Class O LTIP units held by our directors and employees, which as of December 31, 2020 were fully vested.

LTIP Units

        LTIP units are a special class of limited partnership units in our Operating Partnership that are structured to qualify as "profits interests" for tax purposes, with the result that at issuance they have no capital account in our Operating Partnership. Any LTIP units issued by our Operating Partnership may be subjected to vesting requirements as determined by our Compensation Committee. When vested, LTIP units are convertible by the holder into OP units on the terms set forth in our Operating Partnership's partnership agreement. Our Operating Partnership currently has authorized and outstanding one class of LTIP units—Class O LTIP units. All previously issued RS LTIP units have vested and automatically converted into OP Units.

        Class O LTIP units do not participate in quarterly per unit profit distributions (although Class O LTIP units are entitled to tax distributions equal to the lesser of (i) the amount we determine to be adequate to satisfy tax liabilities resulting from any taxable income allocation, or (ii) the distribution per OP unit for the year in question). Initially, each Class O LTIP unit will have a capital account of zero and, therefore, the holder of the Class O LTIP unit would receive nothing if our Operating Partnership were liquidated immediately after the Class O LTIP unit is awarded. However, our Operating Partnership's partnership agreement requires that "book gain" or economic appreciation in our assets realized by our Operating Partnership, whether as a result of an actual asset sale or upon the revaluation of our assets, as permitted by applicable Treasury Regulations, be allocated to the Class O LTIP units (after allocations to the Class RS LTIP units and together with the OP units) until the capital account per Class O LTIP unit is equal to the excess of the capital account per OP unit over the amount of such capital account on the date of issuance of the Class O LTIP unit. Each Class O LTIP unit is convertible into OP units by our Operating Partnership at any time or by the holder at any time following full vesting (if such unit is subject to vesting), and upon equalization of the capital account of a Class O LTIP unit (and full vesting of the Class O LTIP unit, if such unit is subject to vesting), the Class O LTIP unit generally will be convertible into a number of OP units equal to (i) the Class O LTIP unit's capital account divided by (ii) the capital account balance of an OP unit (i.e., in a manner similar to a typical stock appreciation right), subject to certain exceptions and adjustments. There is a risk that a Class O LTIP unit will never become convertible into such amount of OP units because of insufficient gain realization to equalize capital accounts, and, therefore, the value that a holder will realize for a given number of vested Class O LTIP units may be zero or less than the value of an equal number of shares of our common stock.

Outstanding Equity Awards at Fiscal Year-End December 31, 2020 Table

        The following table sets forth the outstanding equity awards for each named executive officer as of December 31, 2020.

		Option Awards				Stock Awards
Name and Position	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable/ Number of Units Convertible		Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested		Market Value of Shares That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1)
Chad L. Williams	3/6/2020	—		—	—	—		—	70,578	(2)	$4,367,367
Chairman, President and Chief	3/6/2020	—		—	—	—		—	70,578	(3)	$4,367,367
Executive Officer	3/6/2020	—		—	—	49,262	(4)	$3,048,333	—		—
	3/5/2019	—		—	—	—		—	76,460	(5)	$4,731,345
	3/5/2019	—		—	—	—		—	76,460	(6)	$4,731,345
	3/5/2019	—		—	—	17,548	(7)	$1,085,870	—		—
	3/7/2018	142,658	(8)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	200,000	(9)	$34.03	3/7/2028	—		—	—		—
	3/7/2017	231,467	(10)	$50.66	3/7/2027	—		—	—		—
	3/2/2016	46,546	(11)	$45.78	3/2/2026	—		—	—		—
	2/27/2015	25,782	(12)	$35.81	2/27/2025	—		—	—		—
	10/15/2013	2,442	(13)	$21.00	10/15/2023	—		—	—		—
Jeffrey H. Berson	3/6/2020	—		—	—	—		—	25,828	(2)	$1,598,237
Chief Financial Officer	3/6/2020	—		—	—	—		—	25,828	(3)	$1,598,237
	3/6/2020	—		—	—	27,041	(4)	$1,673,297	—		—
	3/5/2019	—		—	—	—		—	26,066	(5)	$1,612,964
	3/5/2019	—		—	—	—		—	26,066	(6)	$1,612,964
	3/5/2019	—		—	—	8,975	(7)	$555,373	—		—
	3/7/2018	35,465	(8)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	26,590	(9)	$34.03	3/7/2028	—		—	—		—
	3/7/2017	34,507	(10)	$50.66	3/7/2027	—		—	—		—
	3/2/2016	24,448	(11)	$45.78	3/2/2026	—		—	—		—
	2/27/2015	20,313	(12)	$35.81	2/27/2025	—		—	—		—
	10/15/2013	23,082	(13)	$21.00	10/15/2023	—		—	—		—
David S. Robey	3/6/2020	—		—	—	—		—	8,770		$542,688
Chief Operating Officer	3/6/2020	—		—	—	—		—	8,770		$542,688
	3/6/2020	—		—	—	9,181		$568,120	—		—
	3/5/2019	—		—	—	—		—	6,986		$432,294
	3/5/2019	—		—	—	—		—	6,986		$432,294
	3/5/2019	—		—	—	2,405		$148,821	—		—
	3/7/2018	12,666		$34.03	3/7/2028	—		—	—		—
	3/7/2018	13,295		$34.03	3/7/2028	—		—	—		—
	8/1/2014	1,250		$27.82	8/1/2024	—		—	—		—
Jon D. Greaves	3/6/2020	—		—	—	—		—	11,226	(2)	$694,665
Former Chief Technology Officer	3/6/2020	—		—	—	—		—	11,226	(3)	$694,665
	3/6/2020	—		—	—	11,753	(4)	727,276	—		—
	3/5/2019	—		—	—	—		—	13,034	(5)	$806,544
	3/5/2019	—		—	—	—		—	13,034	(6)	$806,544
	3/5/2019	—		—	—	4,488	(7)	$277,717	—		—
	3/7/2018	25,332	(8)	$34.03	3/7/2028	—		—	—		—
	3/7/2018	26,590	(9)	$34.03	3/7/2028	—		—	—		—
	3/7/2017	24,131	(10)	$50.66	3/7/2027	—		—	—		—
Shirley E. Goza	3/6/2020	—		—	—	—		—	9,406	(2)	$582,043
Former General Counsel,	3/6/2020	—		—	—	—		—	9,406	(3)	$582,043
Vice President and Secretary	3/6/2020	—		—	—	9,847	(4)	609,332	—		—
	3/5/2019	—		—	—	—		—	8,112	(5)	$501,971
	3/5/2019	—		—	—	—		—	8,112	(6)	$501,971
	3/5/2019	—		—	—	2,796	(7)	173,016	—		—
	3/7/2018	2,120	(8)	$34.03	3/7/2028	—		—	—		—
	3/7/2017	13,489	(9)	$50.66	3/7/2027	—		—	—		—
	3/2/2016	11,058	(10)	$45.78	3/2/2026	—		—	—		—

(1)
The market value of unvested or unearned shares is calculated by multiplying the number of unvested or unearned shares of Class A common stock held by the applicable named executive officer by the closing price of our Class A common stock on December 31, 2020, which was $61.88.

(2)
The performance period of these Performance-Based FFO Units is the period commencing on January 1, 2020 and ending on December 31, 2021. To the extent the Compensation Committee certifies a positive number of earned Performance-Based FFO Units, then the earned Performance-Based FFO Units shall vest: (a) as to two-thirds of the earned Performance-Based FFO Units, on the date that performance is certified following the end of the performance period, and (b) as to one-third of the earned Performance-Based FFO Units, on the third anniversary of the grant date, subject to continued service through each applicable vesting date.

(3)
The performance period of these Performance-Based Relative TSR Units is the period commencing on January 1, 2020 and ending on December 31, 2022. To the extent the Compensation Committee certifies a positive number of earned Performance-Based Relative TSR Units, such earned Performance-Based Relative TSR Units shall vest on the date that performance is certified following the end of the performance period, subject to continued service through such date.

(4)
Amount represents restricted shares of Class A common stock granted on March 6, 2020. These shares vest as to 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee as of each vesting date.

(5)
The performance period of these Performance-Based FFO Units was the period commencing on January 1, 2019 and ending on December 31, 2020. The Compensation Committee certified performance achievement on March 5, 2021 and the resulting earned Performance-Based FFO Units: (a) vested as to two-thirds of the earned Performance-Based FFO Units, on the date that performance was certified, and (b) shall vest as to one-third of the earned Performance-Based FFO Units, on the third anniversary of the grant date, subject to continued service through such vesting date.

(6)
The performance period of these Performance-Based Relative TSR Units is the period commencing on January 1, 2019 and ending on December 31, 2021. To the extent the Compensation Committee certifies a positive number of earned Performance-Based Relative TSR Units, such earned Performance-Based Relative TSR Units shall vest on the date that performance is certified following the end of the performance period, subject to continued service through such date.

(7)
Amount represents restricted shares of Class A common stock granted on March 5, 2019. These shares vest as to 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee as of each vesting date.

(8)
Amount represents options to purchase Class A common stock granted on March 7, 2018. These options vest as to 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(9)
Amount represents options to purchase Class A common stock granted on March 7, 2018. These options vested 100% on the second anniversary of the date of grant, subject to continued service as an employee.

(10)
Amount represents options to purchase Class A common stock granted on March 7, 2017. These options vested 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(11)
Amount represents options to purchase Class A common stock granted on March 2, 2016. These options vested 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(12)
Amount represents options to purchase Class A common stock granted on February 27, 2015. These options vested 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee.

(13)
Amount represents options to purchase Class A common stock granted concurrently with our initial public offering. These options vested 25% on the first anniversary of the date of grant and 6.25% on each quarter-end thereafter, subject to continued service as an employee.

2020 Option Exercises and Stock Vested Table

        The following table sets forth the number of stock options exercised by our named executive officers during 2020 and the number of shares of restricted stock that vested for each of our named executive officers during 2020 and the value realized by these officers upon such exercise or vesting.

	Option Awards			Stock Awards
Name and Position	Number of Shares Acquired on Exercise		Value Realized on Exercise	Number of Shares of Stock Acquired on Vesting		Value Realized on Vesting(1)
Chad L. Williams	—		—	62,472	(2)	$3,790,423
Chairman, President and Chief Executive Officer
Jeffrey H. Berson	—		—	29,155	(3)	$1,765,945
Chief Financial Officer
David S. Robey	—		—	6,876	(2)	$415,381
Chief Operations Officer
Jon Greaves	—		—	17,150	(4)	$1,023,756
Former Chief Technology Officer
Shirley E. Goza	36,817	(5)	$2,372,699	11,980	(3)	$729,068
Former General Counsel, Vice President and Secretary

(1)
The value realized upon vesting is calculated by multiplying the number of shares vested on each vesting date by the market value of our Class A common stock on such date, which is assumed to be the per share closing price on the NYSE as of such date.

(2)
Consists of (i) restricted shares of Class A common stock granted March 7, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee and (ii) restricted shares of Class A common stock granted March 5, 2019, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(3)
Consists of (i) restricted shares of Class A common stock granted on February 2, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as employee and (ii) restricted shares of Class A common stock granted on March 7, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee and (iii) restricted shares of Class A common stock granted March 5, 2019, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(4)
Consists of (i) restricted shares of Class A common stock granted on April 1, 2016, which vest 25% on each anniversary of the date of grant, subject to continued service as an employee, (ii) restricted shares of Class A common stock granted on March 7, 2018, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee and (iii) restricted shares of Class A common stock granted March 5, 2019, which vest 33% on the first anniversary of the date of grant and 8.375% on each quarter-end thereafter, subject to continued service as an employee.

(5)
Consists of (i) 6,659 options to purchase Class A common stock granted on October 15, 2013, (ii) 6,317 options to purchase Class A common stock granted on February 27, 2015 and (iii) 23,841 options to purchase Class A common stock granted on March 7, 2018.

Potential Payments upon Termination or Change in Control

        The compensation payable to our named executive officers upon the following occurrences is set forth above in the sections entitled "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements" and "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Equity Incentive Plans—Vesting and Change in Control":

  •
  voluntary termination by the executive for good reason (including following changes in control);

  •
  termination by us without cause (including following changes in control);

  •
  termination in the event of permanent disability or death of the executive; and

  •
  a change in control without a corresponding termination.

        The compensation payable to our named executive officers upon such terminations or change in control will be paid in a lump sum. The other benefits will be conditioned upon the executive's continued compliance with the non-competition, non-solicitation, confidentiality and other covenants contained in the employment agreement. All of the foregoing benefits payable upon termination are conditioned upon the executive's execution of a general release of claims.

        The following table summarizes the cash payments and estimated equivalent cash value of equity awards that would have been provided to our named executive officers under various scenarios involving a termination of employment or upon a change in control without a termination. The amounts disclosed assume the named executive officer's termination under the various scenarios, or, as applicable, the change in control, occurred on December 31, 2020.

	Termination			No Termination
Name	Without Cause/For Good Reason(1)	Without Cause/ For Good Reason following a Change in Control(2)	Death/ Disability(3)	Change in Control(4)
Chad L. Williams	$18,199,083	$23,357,386	$16,579,083	$18,439,960
Jeffrey H. Berson	$4,216,095	$7,915,273	$3,419,488	$6,324,918
David S. Robey	$1,961,592	$3,243,932	$1,314,985	$1,959,532
Jon D. Greaves(5)	$2,347,270	$4,362,585	$1,620,662	$2,920,950
Shirley E. Goza(6)	$1,702,940	$3,294,012	$1,136,332	$2,164,312

(1)
Amounts reflect, in the case of our Chief Executive Officer, that the Performance-Based FFO Units and Performance-Based Relative TSR Units will vest in full upon the applicable termination of employment. For our other named executive officers, amounts reflect the value of the Performance-Based FFO Units and Performance-Based Relative TSR Units that the named executive officer will remain eligible to vest in, which (i) for the 2019 Performance-Based FFO Units, reflects actual performance achievement and no proration and (ii) for the 2020 Performance-Based FFO Units, assumes that the applicable performance metric is achieved at target level and reflects that the award is pro-rated based on the number of days of employment in the performance period.

(2)
Amounts assume that equity awards under the 2013 Plan are not assumed or continued by the surviving entity in the change in control and, therefore, that such awards vest in full upon the change in control. In the case of the Performance-Based Relative TSR Units, the number of Performance-Based Relative TSR Units that vest reflects that (i) with respect to the 2019 Performance-Based Relative TSR Units, 200% of the target award would be earned if performance is measured over a performance period ending on December 31, 2020, and (ii) with respect to the 2020 Performance-Based Relative TSR Units, 153% of the target award would be earned if performance is measured over a performance period ending on December 31, 2020.

(3)
Amounts reflect, in the case of our Chief Executive Officer, that the Performance-Based FFO Units and Performance-Based Relative TSR Units will vest in full upon termination due to death or disability. For our other named executive officers, amounts represent the value of the Performance-Based FFO Units and Performance-Based Relative TSR Units that the named executive officer (or, in the case of death, his or her beneficiary) will remain eligible to vest in, which (i) for the 2019 Performance-Based FFO Units, reflects actual performance achievement and no proration and (ii) for the 2020 Performance-Based FFO Units, assumes that the applicable performance metric is achieved at target level and reflects that the award is pro-rated based on the number of days of employment in the performance period.

(4)
Consists solely of acceleration of equity awards. Amounts assume that equity awards under the 2013 Plan are not assumed or continued by the surviving entity in the change in control and, therefore, that such awards vest in full upon the change in control. With respect to the Performance-Based Relative TSR Units, amounts reflect that (i) with respect to the 2019 Performance-Based Relative TSR Units, 200% of the target award would be earned if performance is measured over a performance period ending on December 31, 2020, and (ii) with respect to the 2020 Performance-Based Relative TSR Units, 153% of the target award would be earned if performance is measured over a performance period ending on December 31, 2020.

(5)
Table reflects amounts that would have been paid to Mr. Greaves under the employment agreement in effect as of December 31, 2020. As of February 1, 2021, Mr. Greaves ceased to be an executive officer of the Company.

(6)
Effective December 31, 2020, Ms. Goza retired from the Company and became entitled to payments pursuant to the terms of the Retirement Agreement. See "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements—Goza Retirement Agreement." Ms. Goza earned a $821,750 cash bonus for 2020 and, in connection with the settlement of the Performance-Based FFO Units granted to her on March 5, 2019, Ms. Goza received 6,489 shares of fully vested common stock on March 5, 2021, plus a number of shares representing dividend equivalent rights ("DERs") accrued on such vested shares, and will receive the remaining 3,467 earned shares of fully vested common stock on March 5, 2022, plus a number of shares representing DERs that accrue on such shares. The Retirement Agreement provides for the continued vesting of her 2019 and 2020 grants of Performance-Based Relative TSR Units and her grant 2020 grant of Performance-Based FFO Units, each of which has not been earned and remains subject to continuing performance conditions.

Equity Compensation Plan Information

        The following table sets forth certain information, as of December 31, 2020, concerning shares of our Class A common stock authorized for issuance under our equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders	1,936,408	$38.55	1,364,715
Equity compensation plans not approved by stockholders(1)	—	$—	—
Total equity compensation plans	1,936,408	$38.55	1,364,715

(1)
Our Operating Partnership's 2010 Plan was approved in May 2010 by the board of directors of our Operating Partnership's then-general partner. Since the adoption of our 2013 Plan in connection with our initial public offering we have not made, and we will not make, any further awards under the 2010 Plan. The only awards that remained outstanding under the 2010 Plan as of December 31, 2020 consisted of 75,435 Class O LTIP units, all of which vested, held by our directors, executive officers and employees. As of December 31, 2020, these LTIP units were convertible into 47,455 OP units.

Chief Executive Officer Pay Ratio

        Presented below is the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.

        In identifying our median employee, we calculated the target annual total cash compensation of each employee as of December 31, 2020. Target total cash compensation for these purposes included base salary, cash incentives and commissions, and was calculated using internal human resources records. We did not apply any cost-of-living adjustments as part of the calculation.

        We selected the median employee based on the 634 full-time, part-time, leave of absence, exempt and non-exempt employees who were employed as of December 31, 2020. As of that date, we had only one non-U.S. employee.

        The 2020 annual total compensation as determined under Item 402 of Regulation S-K for our Chief Executive Officer was $9,265,312. The 2020 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $104,370. The ratio of our Chief Executive Officer's annual total compensation to our median employee's total compensation for fiscal year 2020 is 88.80 to 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 8, 2021 (the record date for the Annual Meeting) regarding the beneficial ownership of our common stock, OP units, LTIP units and 7.125% Series A Cumulative Redeemable Perpetual Preferred Stock ("Series A Preferred Shares") by (1) each of our directors, (2) each of our named executive officers, (3) all of our directors and executive officers as a group and (4) each holder of five percent or more of our common stock. The extent to which a person holds OP units or LTIP units as opposed to common stock is described in the footnotes below. None of the directors or officers beneficially own any shares of the Company's 6.150% Series B Cumulative Convertible Perpetual Preferred Stock.

        The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common stock subject to options or other rights (as set forth above) held by that person that are currently exercisable or will become exercisable within 60 days thereafter are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the common stock, OP units, LTIP units and Series A Preferred Shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below. "OP units" refer to the common units of limited partnership interest in our Operating Partnership. "LTIP Units" refer to our Operating Partnership's Class O LTIP units. When vested, LTIP units are convertible by the holder into OP units on the terms set forth in our Operating Partnership's partnership agreement. All Class O LTIP units were vested as of December 31, 2020. OP units are redeemable for cash or, at our election, shares of our Class A common stock on a one-for-one basis.

        Unless otherwise indicated, the address of each named person is c/o QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213. To our knowledge, no shares beneficially owned by any executive officer or director have been pledged as security.

Beneficial Owner	Number of Shares and OP Units	Percentage of All Shares(1)	Percentage of All Shares and OP Units(2)	Number of Series A Preferred Shares	Percentage of Series A Preferred Shares(3)
Directors and Executive Officers
Chad L. Williams(4)	7,147,255	10.0%	9.9%	—	—
Jeffrey H. Berson(5)	273,549	*	*	—	—
David S. Robey(6)	67,949	*	*	—	—
Jon D. Greaves(7)	120,219	*	*	—	—
Shirley E. Goza(8)	63,744	*	*	—	—
John W. Barter(9)	119,180	*	*	—	—
Joan A. Dempsey(10)	2,053	*	*	—	—
William O. Grabe(11)	203,578	*	*	—	—
Catherine R. Kinney(12)	131,921	*	*	—	—
Peter A. Marino(13)	160,896	*	*	—	—
Scott D. Miller(14)	90,147	*	*	—	—
Mazen Rawashdeh(15)	33,436	*	*	—	—
Wayne M. Rehberger(16)	23,650	*	*	1,200	*
Philip P. Trahanas(17)	197,733	*	*	—	—
Stephen E. Westhead(18)	66,410	*	*	—	—
All directors and executive officers as a group (17 persons)	8,789,221	12.0%	12.0%	1,200	*
Other 5% Stockholders
Zimmer Group (19)	3,468,527	5.3%	4.9%	—	—
BlackRock, Inc.(20)	7,885,071	12.1%	11.0%	—	—
The Vanguard Group (21)	8,953,154	13.8%	12.5%	—	—

*
Less than 1.0%

(1)
Assumes a total of 64,861,508 shares of Class A common stock and 124,995 shares of Class B common stock are outstanding. In addition, amounts for individuals and directors and executive officers as a group assume that the "in the money" value of Class O LTIP units are converted into OP units and all OP units held by such persons are exchanged for our common stock. The total number of shares of common stock outstanding used in calculating this percentage assumes that none of the OP units or LTIP units held by other persons are exchanged for our common stock.

(2)
Assumes a total of 64,861,508 shares of Class A common stock, 124,995 shares of Class B common stock and 6,498,296 OP units are outstanding, in addition to each individual's OP units that would be received upon conversion of Class O LTIP units.

(3)
Assumes a total of 4,280,000 Series A Preferred Shares are outstanding.

(4)
Consists of 155,442 shares of Class A common stock, 92,956 restricted shares of Class A common stock, 124,995 shares of Class B common stock, 648,895 options to purchase Class A common stock exercisable within 60 days and 6,124,967 OP units (1,194,000 of which are held in various family trusts of which Mr. Williams is the trustee).

(5)
Consists of 47,760 shares of Class A common stock, 61,384 restricted shares of Class A common stock and 164,405 options to purchase Class A common stock exercisable within 60 days.

(6)
Consists of 17,009 shares of Class A common stock, 23,729 restricted shares of Class A common stock and 27,211 options to purchase Class A common stock exercisable within 60 days.

(7)
Consists of 22,977 shares of Class A common stock, 21,189 restricted shares of Class A common stock and 76,053 options to purchase Class A common stock exercisable within 60 days.

(8)
Consists of 17,716 shares of Class A common stock, 9,361 restricted shares of Class A common stock, 26,667 options to purchase Class A common stock exercisable within 60 days, and 10,000 OP units.

(9)
Consists of 11,342 shares of Class A common stock, 1,355 restricted shares of Class A common stock, 98,483 options to purchase Class A common stock exercisable within 60 days, and 8,000 OP units.

(10)
Consists of 2,053 restricted shares of Class A common stock.

(11)
Consists of 10,879 shares of Class A common stock, 676 restricted shares of Class A Common stock, 133,583 options to purchase Class A common stock exercisable within 60 days and 58,440 OP units. 7,646 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock following the director's departure from the Board.

(12)
Consists of 17,026 shares of Class A common stock, 2,159 restricted shares of Class A Common stock, 107,601 options to purchase Class A common stock exercisable within 60 days and 5,135 OP units. 10,328 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock following the director's departure from the Board.

(13)
Consists of 16,354 shares of Class A common stock, 1,355 restricted shares of Class A Common stock, 129,187 options to purchase Class A common stock exercisable within 60 days and 14,000 OP units.

(14)
Consists of 9,993 shares of Class A common stock, 74,022 options to purchase Class A common stock exercisable within 60 days, and 6,132 OP units that would be received upon conversion of Class O LTIP Units. All shares of Class A common stock are deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(15)
Consists of 4,931 shares of Class A common stock and 28,505 options to purchase Class A common stock exercisable within 60 days. 2,134 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(16)
Consists of 4,454 shares of Class A common stock, 19,196 options to purchase Class A common stock exercisable within 60 days, and 1,200 shares of 7.125% Series A Preferred Shares. 1,408 shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(17)
Consists of 18,514 shares of Class A common stock, 157,200 options to purchase Class A common stock exercisable within 60 days, and 22,019 OP units that would be received upon conversion of Class O LTIP Units. 12,420 shares of Class A common stock were deferred pursuant to our

  Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(18)
Consists of 8,327 shares of Class A common stock, 1,355 restricted shares of Class A common stock, and 56,728 options to purchase Class A common stock exercisable within 60 days. All shares of Class A common stock were deferred pursuant to our Director Deferred Compensation Plan and converted into stock-settled "deferred share units." The deferred share units will be settled in shares of Class A common stock upon the director's departure from the Board.

(19)
Based on information provided in a Schedule 13G filed on January 29, 2021 by Zimmer Partners, LP ("Investment Manager"), Sequentis Financial LLC ("Sequentis"), Zimmer Partners, GP, LLC ("GP") and Stuart J. Zimmer (collectively with the Investment Manager, Sequentis and the GP the "Zimmer Group"). According to the Schedule 13G, the Zimmer Group beneficially owns 3,468,527 shares and has shared voting power and shared dispositive power with respect to all of such shares. The address of the Zimmer Group is 9 West 57th Street, 33rd Floor New York, NY 10019.

(20)
Based on Information provided in a Schedule 13G/A filed on February 5, 2021 that indicated that BlackRock, Inc. ("BlackRock") is a parent holding company or control person that beneficially owns 7,885,071 shares and has the sole voting power with respect to 7,619,016 of such shares and the sole dispositive power with respect to 7,885,071 of such shares. The Schedule 13G/A further indicated that the following subsidiaries of Blackrock acquired the shares reported on the Schedule 13G/A: BlackRock Life Limited, BlackRock International Limited, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock (Luxembourg) S.A., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC and BlackRock Japan Co Ltd. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

(21)
Based on Information provided in a Schedule 13G/A filed on February 10, 2021 by The Vanguard Group ("Vanguard"). According to the Schedule 13G/A, Vanguard beneficially owns 8,953,154 shares and has sole voting power with respect to 0 of such shares, shared voting power with respect to 282,604 of such shares, sole dispositive power with respect to 8,620,006 of such shares and shared dispositive power with respect to 333,148 of such shares. The Schedule 13G/A further indicated that the following subsidiaries of Blackrock acquired the shares reported on the Schedule 13G/A: Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd., Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited, Vanguard Investments UK, Limited. According to the Schedule 13G/A, VFTC and VIA are wholly owned subsidiaries of Vanguard. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

Delinquent Section 16(a) Reports

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Executive officers, directors and greater than ten percent stockholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner of more than 10% of any class of our equity securities failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except a late Form 4 reporting the October 4, 2018 and January 8, 2019 purchases of shares of Class A common stock by our director, Peter A. Marino, pursuant to a broker-sponsored dividend reinvestment program.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Tax Protection Agreement

        Upon completion of our initial public offering in October 2013, we entered into a tax protection agreement with Chad L. Williams, our Chairman, President and Chief Executive Officer, and his affiliates and family members who own OP units pursuant to which we agreed to indemnify them against certain tax liabilities resulting from: (1) the sale, exchange, transfer, conveyance or other disposition of our Atlanta-Metro, Atlanta-Suwanee or Santa Clara data centers in a taxable transaction prior to January 1, 2026, referred to as the protected period; (2) causing or permitting any transaction that results in the disposition by Mr. Williams or his affiliates and family members who own OP units of all or any portion of their interests in the our Operating Partnership in a taxable transaction during the protected period; or (3) our failure prior to the expiration of the protected period to maintain approximately $175 million of indebtedness that would be allocable to Mr. Williams and his affiliates for tax purposes or, alternatively, failing to offer Mr. Williams and his affiliates and family members who own OP units the opportunity to guarantee specific types of our Operating Partnership's indebtedness in order to enable them to continue to defer certain tax liabilities.

Partnership Agreement

        Concurrently with the completion of our initial public offering in October 2013, we entered into an amended and restated operating partnership agreement with the limited partners in our Operating Partnership. As of March 8, 2021 (the Record Date for the Annual Meeting) limited partners in our Operating Partnership (other than us) owned approximately 9.2% of our Operating Partnership. Pursuant to the operating partnership agreement, holders of OP units have the right beginning on the date that is the later of (1) November 1, 2014 (which was 12 months from the beginning of the first full calendar month following the completion of our initial public offering) and (2) the date of issuance of the OP units to require our Operating Partnership to redeem all or part of their OP units for cash equal to the then-current market value of an equal number of shares of our Class A common stock (determined in accordance with and subject to adjustment under the partnership agreement), or, at our election, to exchange their OP units for shares of our Class A common stock on a one-for-one basis subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter. Additionally, pursuant to our operating partnership agreement, holders of vested Class O LTIP units may convert their units into a certain number of OP units in accordance with their terms.

Registration Rights Agreement

        Chad L. Williams, our Chairman, President and Chief Executive Officer, is a party to an amended and restated registration rights agreement. Under the registration rights agreement, if we file a registration statement with respect to an offering for our own account or on behalf of a holder of our common stock, Mr. Williams will have the right, subject to certain limitations, to register such number of registrable shares held by him as he requests. With respect to underwritten offerings, we will not be required to include any of Mr. Williams' shares in the offering unless he accepts the terms of the offering as agreed between us and the underwriter, and then only in such amount as the underwriter believes will not jeopardize the success of the offering. Additionally, Mr. Williams has a demand right to require us to file a new registration statement and prospectus providing for the sale of some or all of his shares, provided that (i) unless he is registering all of his shares, the shares to be registered in any registration must have an aggregate offering price of at least $5 million, (ii) he may make only four such demands, and (iii) we are not required to effect more than two such demands in any 12 month period. Mr. Williams may require us to use our reasonable best efforts to cause any such demand registration to be in the form of an underwritten offering. Finally, we are required to file a registration statement covering the issuance to Mr. Williams of our Class A common stock upon redemption of his OP units. We have satisfied this obligation by filing with the SEC a registration statement covering the issuance to the limited partners of shares of our Class A common stock upon redemption of their OP units (collectively, the "registrable shares"), which was declared effective by the SEC on November 25, 2014.

        We also agreed in the registration right agreement to indemnify Mr. Williams against specified liabilities, including certain potential liabilities arising under the Securities Act of 1933, as amended, or the Exchange Act, or to contribute to the expenses incurred or the payments Mr. Williams may be required to make in respect thereof. We agreed to pay all of the expenses relating to the registration and any underwritten offerings of such securities, including, without limitation, all registration, listing, filing and stock exchange or FINRA fees, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses, all fees of counsel and independent public accountants retained by us and the cost of any liability insurance or other premiums for insurance obtained in connection with any shelf registration statement pursuant to the registration rights agreement. The holder will be responsible for underwriting discounts and commissions, any out-of-pocket expenses (including disbursements of such holder's counsel, accountants and other advisors) and any transfer taxes related to the sale or disposition of the shares.

Office and Data Center Lease

        Our Operating Partnership leases approximately 27,000 square feet of office space and common area to serve as the Company's corporate headquarters, and approximately 2,500 square feet of raised floor operating net rentable square feet data center space, at the J. Williams Technology Center, which is a 35,000 square foot Class A office and technology building located at 12851 Foster Street in Overland Park, Kansas. The J. Williams Technology Centre is owned by Quality Investment Properties—Williams Centre, an entity that is 81% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer, and 19% owned by other members of his family. The lease was entered into in January 2009, and in December 2017 the Company exercised its option to extend the term of the lease through December 31, 2023. We pay monthly rent of approximately $85,580 under the lease, plus our pro rata share of certain repair and maintenance expenses relating to the leased premises. We believe that the terms of this lease are fair and reasonable and reflect the terms we could expect to obtain in an arm's length transaction for comparable space elsewhere in Overland Park, Kansas.

Employment Agreements

        In 2017, we entered into new employment agreements with each of Messrs. Williams, Berson, Greaves and Ms. Goza. In 2018 we entered into a new employment agreement with Mr. Robey. For a description of the terms of these employment agreements, see "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements." As described above under "Executive Officers—Recent Changes in Executive Officers," Ms. Goza's employment agreement was terminated on December 31, 2020 in connection with her retirement, and Mr. Greaves' employment agreement was terminated and replaced with a new employment agreement dated January 13, 2021, effective February 1, 2020, in connection with his transition to the role of Executive Vice President, Quality Special Operations.

Bloom and Thomson Employment Agreements

        In 2017, we entered into an employment agreement with Mr. Bloom, and, as discussed above under "Executive Officers—Recent Changes in Executive Officers," on October 1, 2020, we entered into an employment agreement with Mr. Thomson.

        Mr. Bloom's employment agreement provides for an annual base salary (which was $325,000 in 2020), subject to annual review by the Compensation Committee, and a bonus opportunity for threshold performance initially targeted at 50% of Mr. Bloom's base salary. In addition, the employment agreement provides that Mr. Bloom will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with an initial target award value of 100% of his base salary. Mr. Bloom is also entitled to four weeks' paid vacation and certain other benefits.

        Mr. Thomson's employment agreement provides for an annual base salary (which was $300,000 in 2020), subject to annual review by the Compensation Committee, and a bonus opportunity for threshold performance initially targeted at 50% of Mr. Thomson's base salary. In addition, the employment agreement provides that Mr. Thomson will be eligible to receive grants of equity awards, typically subject to three-year time-based vesting, with an initial target award value of 100% of his base salary. Mr. Thomson is also entitled to four weeks' paid vacation and certain other benefits.

        These employment agreements each provide for a two-year term with automatic renewal terms of two years, unless either party gives a non-renewal notice within a specified time frame. These agreements further provide that, upon termination of employment by the Company without "cause" (including nonrenewal by the Company of the agreement upon expiration) or by the executive for "good reason," as those terms are defined in the employment agreement, the executive will, upon execution of a release acceptable to us, be eligible to receive the following benefits in addition to his then-accrued obligations (as defined below):

  •
  one year of base pay plus the target bonus in effect on the termination date;

  •
  all bonus amounts earned but not yet paid for the year prior to the year in which the termination date occurs;

  •
  full vesting of any equity awards that would otherwise vest during the then-current term of the agreement;

  •
  reimbursement for premiums for 18 months of COBRA coverage if the executive elects COBRA coverage; and

  •
  outplacement services and support for a period of one year.

        However, if any such termination occurs within two years following a "change in control," the executive will be eligible to receive the following benefits (in lieu of the benefits listed above) in addition to his "accrued obligations":

  •
  an amount equal to the sum of (A) two times the base salary in effect on the date of the change in control or the date of the termination, whichever is higher, and (B) two times his annual bonus on date of termination or date of change in control, whichever is higher, calculated based on maximum bonus available assuming all performance goals are fully met;

  •
  reimbursement of the cost of health, disability and accidental death, and dismemberment insurance in an amount not less than that provided at the time of the executive's termination or, if greater, on the date on which the change in control occurred, until the earlier of (x) the date on which the executive becomes eligible to receive substantially the same or greater benefits from another employer or (y) the second anniversary of the date of the termination; and

  •
  one year of outplacement services and support.

        These employment agreements further provide that if the executive is terminated following death or disability, the executive will be eligible to receive all "accrued obligations" and, if not previously vested in full, all equity awards granted to the executive will fully vest as of the termination date.

        In the event we terminate Mr. Bloom or Mr. Thomson for "cause" or Mr. Bloom or Mr. Thomson terminates his employment without "good reason," we will be obligated to pay him all "accrued obligations." The employment agreements generally define "change in control," "cause", "good reason"

and "accrued obligations" as defined in the employment agreements with Mr. Berson and Mr. Robey. In addition, the employment agreements with Mr. Bloom and Mr. Thomson also include non-compete and confidentiality covenants that are substantially the same as in the employment agreements with Mr. Berson and Mr. Robey. See "Compensation of Executive Officers—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Executive Employment Agreements—Berson and Robey Employment Agreements."

Charter Aircraft Arrangement

        Beginning in June 2015, the Company began to charter an aircraft from Priester Aviation for business purposes. The Company pays a charter fee directly to Priester Aviation for its use of the aircraft. The aircraft is owned by Hawker I, LLC and operated by Quality Group of Companies, LLC, and both companies are 100% owned by Chad L. Williams, our Chairman, President and Chief Executive Officer. Quality Group of Companies, LLC hired Priester Aviation, a third-party aviation service provider, to operate and manage all charter services of the aircraft. During 2020, $408,806 of the amount that the Company paid to Priester Aviation for charter flights was paid to Quality Group of Companies, LLC.

Intellectual Property

        In August 2013, in connection with our initial public offering, we entered into a license agreement with Quality Group of Companies, LLC ("QGC"), which is owned by Chad L. Williams, pursuant to which QGC granted us a license to use the trademarked stylized "Q" used in QGC's logo at no cost. On April 3, 2017, we entered into an amended and restated license agreement with QGC. Under the terms of the amended and restated license agreement, QGC continues to grant us a license to use the trademarked stylized "Q" and QGC is responsible for the costs and expenses associated with maintaining the registrations for the trademark. The license will terminate if Mr. Williams' employment with us or any affiliate is terminated or if it is determined in a final binding legal decision that we or an affiliate have breached a written employment agreement with Mr. Williams.

        In April 2017, we entered into a license agreement with Chad. L. Williams to display certain artwork he owns in certain of our properties at no cost. The agreement has a one-year term, with automatic renewals on a year-to-year basis unless either party provides 30-days written notice to the other party.

Review, Approval or Ratification of Transactions with Related Persons

        Our Code of Business Conduct and Ethics prohibits directors and executive officers from engaging in transactions that may result in a conflict of interest with us. The Code of Business Conduct and Ethics allows exceptions to this prohibition, but only if a majority of the disinterested directors approve the transaction or the transaction has otherwise been approved pursuant to the Company's Related Party Transaction Policy. According to the Related Party Transaction Policy and the Audit Committee's charter, the Audit Committee will review any transaction involving a director or officer that may create a conflict of interest. The Audit Committee will either approve or reject the transaction or refer the transaction to the full Board or other appropriate committee in its discretion.

 MISCELLANEOUS

Other Matters to Come Before the Annual Meeting

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2022 Annual Meeting

        Any proposal of a stockholder intended to be included in our proxy statement for the 2022 Annual Meeting of Stockholders (the "2022 Annual Meeting") pursuant to SEC Rule 14a-8 must be received by us no later than November 18, 2021 unless the date of our 2022 Annual Meeting is more than 30 days before or after May 4, 2022, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Corporate Secretary, at 12851 Foster Street, Overland Park, Kansas 66213.

        In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2022 Annual Meeting must be received no earlier than October 19, 2021 and no later than 5:00 p.m., Eastern Time, on November 18, 2021. However, in the event that the 2022 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2022 Annual Meeting, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting or the tenth day following the date of the first public announcement of the meeting.

Householding of Proxy Materials

        If you and other residents at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding." If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our annual report, we will promptly send a copy to you if you address your written request to or call QTS Realty Trust, Inc., 12851 Foster Street, Overland Park, Kansas 66213, Attention: Investor Relations at (678) 835-4443 or ir@qtsdatacenters.com. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 4, 2021

        This Proxy Statement and our 2020 Annual Report are available on our website at www.qtsdatacenters.com. In addition, our stockholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

        Additional copies of this Proxy Statement and our 2020 Annual Report will be furnished to our stockholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this Proxy Statement. If requested by eligible stockholders, we will provide copies of exhibits to our 2020 Annual Report on Form 10-K for the year ended December 31, 2020 for a reasonable fee.

By Order of the Board of Directors

Matt N. Thomson General Counsel, Vice President and Secretary

March 18, 2021
Overland Park, Kansas

Appendix A

 QTS REALTY TRUST, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

A-i

A-ii

QTS REALTY TRUST, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

        QTS Realty Trust, Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its Amended and Restated 2013 Equity Incentive Plan (the "Plan"), as follows:

1.     PURPOSE

        The Plan is intended to (a) provide incentive to officers, employees, directors and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of share options, share appreciation rights, restricted shares, unrestricted shares, share units (including deferred share units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Share options granted under the Plan may be non-qualified share options or incentive share options, as provided herein.

2.     DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1   "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Share Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a "controlling interest" in such entity, where the term "controlling interest" has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language "at least 50 percent" is used instead of "at least 80 percent" and, provided further, that where granting of Options or Share Appreciation Rights is based upon a legitimate business criteria, the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

        2.2   "Annual Incentive Award" means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company's fiscal year, unless otherwise specified by the Board).

        2.3   "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

        2.4   "Award" means a grant of an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

        2.5   "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.6   "Benefit Arrangement" shall have the meaning set forth in Section 16.

        2.7   "Board" means the Board of Directors of the Company.

        2.8   "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement (including an employment agreement) with the Company or an Affiliate, in which case the definition contained in such agreement shall control: (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

        2.9   "Change in Control" means:

          (1)   Any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

          (2)   During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) hereof) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

          (3)   The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Shares or the combined voting power of the Company's then outstanding voting securities; or

          (4)   The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

Notwithstanding anything herein to the contrary, the determination as to whether a "Change in Control" as defined herein has occurred shall be determined in accordance with the requirements of Code Section 409A and shall be intended to constitute a "change in control event" within the meaning of Code Section 409A, except to that the extent the provisions herein are more restrictive than the requirements of Code Section 409A.

        2.10 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.11 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2 (or, if no Committee has been designated, the Board itself).

        2.12 "Company" means QTS Realty Trust, Inc., a Maryland corporation.

        2.13 "Determination Date" means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

        2.14 "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Share Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.15 "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

        2.16 "Effective Date" means May 4, 2021, the date of the approval of the Plan, as amended and restated, by the Company's shareholders, the Plan, as amended and restated, having been approved by the Board on March 4, 2021.

        2.17 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.18 "Fair Market Value" means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

          (a)   If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of the Share on the next trading day on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

          (b)   If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of the Share as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        Notwithstanding this Section 2.18 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, the Fair Market Value will be determined by the Company using any reasonable method, determined by the Company in good faith on such basis as it deems appropriate and applied consistently with respect to Grantees.

        2.19 "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

        2.20 "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other later date as may be specified by the Board.

        2.21 "Grantee" means a person who receives or holds an Award under the Plan.

        2.22 "Incentive Share Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.23 "Long-Term Incentive Unit" or "LTIP Unit" means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

        2.24 "Non-qualified Share Option" means an Option that is not an Incentive Share Option.

        2.25 "Option" means an option to purchase one or more Shares pursuant to the Plan.

        2.26 "Option Price" means the exercise price for each Share subject to an Option.

        2.27 "Original Effective Date" means October 8, 2013.

        2.28 "Other Agreement" shall have the meaning set forth in Section 16.

        2.29 "Other Equity-Based Award" means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

        2.30 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.31 "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

        2.32 "Performance Measures" shall have the meaning set forth in Section 14.5.

        2.33 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.34 "Plan" means this QTS Realty Trust, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended from time to time.

        2.35 "Prior Plan" means the QualityTech L.P. 2010 Equity Incentive Plan, as amended from time to time.

        2.36 "Purchase Price" means the purchase price for each Share pursuant to a grant of Restricted Shares, Share Units or Unrestricted Shares.

        2.37 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.38 "Restricted Shares" means Shares, awarded to a Grantee pursuant to Section 10.

        2.39 "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9.

        2.40 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.41 "Service" means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. If the Service Provider's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider's employment or other service relationship has been transferred by the Company or one of its remaining Affiliates to the Company or one of its remaining Affiliates.

        2.42 "Service Provider" means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

        2.43 "Shares" means the shares of Class A common stock, par value $0.01 per share, of the Company.

        2.44 "Share Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9.

        2.45 "Share Units" means an Award representing the equivalent of one Share awarded to a Grantee pursuant to Section 10 that will be settled in an amount in cash, Shares or both, subject to the terms and conditions of the Award.

        2.46 "Stock Exchange" means the New York Stock Exchange or another established national or regional stock exchange.

        2.47 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Code Section 424(f).

        2.48 "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

        2.49 "Ten Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

        2.50 "Unrestricted Shares" shall have the meaning set forth in Section 11.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3.     ADMINISTRATION OF THE PLAN

3.1.  Board.

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and Applicable Laws. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement, including the authority to adopt, alter and repeal administrative rules and guidelines governing the Plan. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which a quorum is present or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and Applicable Laws. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.  Committee.

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the Company's certificate of incorporation and by-laws and Applicable Laws.

            (i)  Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) meet such requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (b) comply with the independence requirements of the Stock Exchange on which the Shares are listed.

           (ii)  The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not executive officers (as defined under Rule 3b-7 or the Exchange Act) or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 and the rules of the Stock Exchange on which the Shares are listed.

        In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by a Committee if the power and authority to do so has been delegated (and such delegated authority has not been revoked) to such Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board, provided, that such member of the Board to whom the Committee delegates authority under the Plan must be an Outside Director who satisfies the requirements of Subsection (i)(a)-(c) of this Section 3.2.

3.3.  Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

          (i)  designate Grantees;

         (ii)  determine the type or types of Awards to be made to a Grantee;

        (iii)  determine the number of Shares to be subject to an Award;

  (iv)
  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Share Options);

         (v)  prescribe the form of each Award Agreement evidencing an Award; and

  (vi)
  amend, modify, or reprice (except as such practice is prohibited by Section 3.5 herein) the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

3.4.  Forfeiture; Recoupment.

        The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

        Any Award granted pursuant to the Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company "clawback" or recoupment policy that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee in the event that the Grantee fails to comply with, or violates, the terms or requirements of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

        Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.

        Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, Grantees shall forfeit any cash or Shares received in connection with an Award (or an amount equal to the Fair Market Value of such Shares on the date of delivery if the Grantee no longer holds the Shares) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.

3.5.  No Repricing.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend, distribution (whether in the form of cash, shares, other securities or other property), share split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current share price in exchange for cash or other securities.

3.6.  No Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7.  Share Issuance/Book-Entry.

        Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

3.8.  Minimum Vesting Requirement.

        Awards granted on or after the Effective Date shall provide for a minimum vesting period of at least one year following the date of grant; provided that, the Committee may grant Awards that do not conform to the requirements of this subsection 3.8 with respect to not more than 5% of the Shares authorized under the Plan.

4.     SHARES SUBJECT TO THE PLAN

4.1.  Number of Shares Available for Awards.

        Subject to adjustment as provided in Section 18, effective May 4, 2021, the number of Shares available for issuance under the Plan shall be Seven Million, Eight Hundred Sixty Thousand (7,860,000). Subject to adjustment as provided in Section 18, the number of Shares available for issuance as Incentive Share Options shall be Seven Million, Eight Hundred Sixty Thousand (7,860,000). Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

4.2.  Adjustments in Authorized Shares.

        The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

4.3.  Share Usage.

        Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. Awards of LTIP Units shall count against the limit set forth in Section 4.1 on a one-for-one basis, i.e., each such unit shall be treated as an award of one (1) Share. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company's tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5.     EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.  Effective Date; Prior Plan.

        The Plan became effective as of the Original Effective Date. The Plan, as amended and restated, shall be effective as of the Effective Date. The Plan as in effect prior to its amendment and restatement shall apply to all awards granted on and after the Original Effective Date and prior to the Effective Date. Following the Original Effective Date, no new awards will be granted under the Prior Plan.

5.2.  Term.

        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3.  Amendment and Termination of the Plan.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan. An amendment shall be contingent on approval of the Company's shareholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.5 or the option pricing provisions of Section 8.1 without the approval of the Company's shareholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.     AWARD ELIGIBILITY AND LIMITATIONS

6.1.  Service Providers and Other Persons.

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2.  Limitation on Shares Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

  (i)
  the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6, other than an Outside Director, is four hundred fifty thousand (450,000) Shares in a calendar year;

  (ii)
  the maximum number of Shares that can be granted under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 is two hundred twenty-five thousand (225,000) Shares in a calendar year;

  (iii)
  the maximum number of Shares that can be granted under the Plan pursuant to any Performance Award to any person eligible for an Award under Section 6, other than an Outside Director, is seven hundred fifty thousand (750,000) Shares in a calendar year;

  (iv)
  notwithstanding the foregoing, the maximum number of Shares subject to Awards that can be granted under the Plan to any person eligible for an Award under Section 6, other than an Outside Director, in the calendar year that the person is first employed by the Company or its Affiliates shall be three times the number set forth in each of paragraphs (i), (ii) and (iii) above;

  (v)
  the total value of the Awards granted during a single calendar year to any Outside Director (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), taken together with any cash retainers paid to such Outside Director during the calendar year, shall not exceed seven hundred fifty thousand Dollars ($750,000); provided, that in any calendar year that an Outside Director is first providing Service as an Outside Director, the foregoing limit shall be one million Dollars ($1,000,000); and

  (vi)
  the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be five million Dollars ($5,000,000) and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be five million Dollars ($5,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

6.3.  Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.5, Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.5, if an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Share Option and consistent with Code Section 409A for any other Option or SAR.

7.     AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Share Options or Incentive Share Options, and in the absence of such specification such options shall be deemed Non-qualified Share Options.

8.     TERMS AND CONDITIONS OF OPTIONS

8.1.  Option Price.

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.  Vesting.

        Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

8.3.  Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Share Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.  Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service, and if an Award Agreement does not contain such a provision, vested Options may be exercised for 90 days following termination of the Grantee's Service, unless such termination is for Cause, in which case all Options shall expire upon the termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.  Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

8.6.  Method of Exercise.

        Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company of notice of exercise on any business day, at the Company's principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Board. Such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7.  Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company's shareholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.  Delivery of Share Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the Shares subject to such Option as shall be consistent with Section 3.8.

8.9.  Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.  Family Transfers.

        If authorized in the applicable Award Agreement or by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Share Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.  Limitations on Incentive Share Options.

        An Option shall constitute an Incentive Share Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.  Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Share Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.     TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

9.1.  Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Board. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

9.2.  Other Terms.

        The Board shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.  Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

9.4.  Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5.  Family Transfers.

        If authorized in the applicable Award Agreement and by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.   TERMS AND CONDITIONS OF RESTRICTED SHARES AND SHARE UNITS

10.1.  Grant of Restricted Shares or Share Units.

        Awards of Restricted Shares or Share Units may be made for consideration or no consideration (other than the par value of the Shares which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

10.2.  Restrictions.

        At the time a grant of Restricted Shares or Share Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Shares or Share Units. Each Award of Restricted Shares or Share Units may be subject to a different restricted period. The Board may in its sole discretion, at the time a grant of Restricted Shares or Share Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Shares or Share Units as described in Section 14. Neither Restricted Shares nor Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares or Share Units.

10.3.  Restricted Share Certificates.

        Pursuant to Section 3.8, to the extent that ownership of Restricted Shares is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Shares under the Plan and the applicable Award Agreement. Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Shares have been granted, share certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the shares of Restricted Shares are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4.  Rights of Holders of Restricted Shares.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and the right to receive any dividends declared or paid with respect to such Shares. The Board may provide that any dividends paid on Restricted Shares must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Shares. All distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Holders of Restricted Shares may not make an election under Code Section 83(b) with regard to the grant of Restricted Shares without Board approval.

10.5.  Rights of Holders of Share Units.

  10.5.1.
  Voting and Dividend Rights.

        Holders of Share Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Share Units, to direct the voting of the Shares subject to such Share Units, or to receive notice of any meeting of the Company's shareholders). The Board may provide in an Award Agreement evidencing a grant of Share Units that the holder of such Share Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Share Unit held equal to the per-share dividend paid on the Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Share Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid. Notwithstanding the foregoing, if a grantor trust is established in connection with the Awards of Share Units and Shares are held in the grantor trust for purposes of satisfying the Company's obligation to deliver Shares in connection with such Share Units, the Award Agreement for such Share Units may provide that such cash payment shall be deemed reinvested in additional Share Units at a price per unit equal to the actual price paid for each Share by the trustee of the grantor trust upon such trustee's reinvestment of the cash dividend received.

  10.5.2.
  Creditor's Rights.

        A holder of Share Units shall have no rights other than those of a general creditor of the Company. Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.  Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Shares or Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Shares or Share Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends with respect to Restricted Shares or Share Units.

10.7.  Purchase of Restricted Shares and Shares Subject to Share Units.

        The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Shares or Shares subject to vested Share Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Shares or Share Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Shares or Share Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past or future Services rendered to the Company or an Affiliate.

10.8.  Delivery of Shares.

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Shares or Share Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Share Unit once the Shares represented by the Share Unit has been delivered.

11.   TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS AND OTHER EQUITY-BASED AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Share Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions ("Unrestricted Shares") under the Plan. Unrestricted Share Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

        The Board may, in its sole discretion, grant Awards to Participants in the form of Other Equity-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12.   FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

12.1.  General Rule.

        Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company.

12.2.  Surrender of Shares.

        To the extent the Award Agreement so provides and subject to Applicable Law, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

12.3.  Cashless Exercise.

        With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Board) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

12.4.  Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Shares may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.

13.   TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.  Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such

Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from the terms and conditions of such other Award. A cash amount credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved.

13.2.  Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.   TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1.  Grant of Performance Awards and Annual Incentive Awards.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2.  Value of Performance Awards and Annual Incentive Awards.

        Each Performance Award and Annual Incentive Award shall have an actual or target number of Shares or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

14.3.  Earning of Performance Awards and Annual Incentive Awards.

        Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

14.4.  Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

        Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5.  Performance Measures.

        The Committee may specify that the attainment of one or more performance goals based on the Performance Measures set forth in this Section 14.5 shall determine the degree of granting, vesting and/or payout with respect to Performance Awards. The performance goals to be used for such Performance Awards shall be based on one or more of the following business criteria or other measures of performance as the Committee may determine (the "Performance Measures"):

  (a)
  funds from operations;

  (b)
  adjusted funds from operations;

  (c)
  pretax earnings, net earnings, net income, operating earnings, and/or net operating income;

  (d)
  earnings per share;

  (e)
  share price, including growth measures and total shareholder return;

  (f)
  earnings before interest and taxes;

  (g)
  earnings before interest, taxes, depreciation and/or amortization;

  (h)
  adjusted earnings before interest, taxes, depreciation and/or amortization;

  (i)
  monthly recurring revenue;

  (j)
  return measures, including return on assets, capital, investment, equity, sales or revenue;

  (k)
  cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

        (l)    booked-not-billed balances;

        (m)  leasing measures, including rental churn;

  (n)
  targets with regard to our product offering;

  (o)
  expense targets;

  (p)
  market share;

  (q)
  financial ratios as provided in credit agreements of the Company and its subsidiaries;

  (r)
  working capital targets;

  (s)
  completion of asset acquisitions, dispositions or development, and/or achievement of acquisition, disposition or development goals;

  (t)
  revenues under management;

  (u)
  distributions to shareholders;

  (v)
  customer satisfaction measures;

  (w)
  net promoter scores;

  (x)
  employee diversification measures;

  (y)
  employee satisfaction measures;

  (z)
  employee retention measures; and

  (aa)
  any combination of any of the foregoing business criteria.

        Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

        Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (e) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.  Evaluation of Performance.

        The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.

15.   TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

        LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the "Operating Partnership"), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the "Operating Partnership Agreement"). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16.   PARACHUTE LIMITATIONS

        If the Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:

  (i)
  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment") and

  (ii)
  if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares or Share Units, then by reducing or eliminating any other remaining Parachute Payments.

17.   REQUIREMENTS OF LAW

17.1.  General.

        No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company's status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.2.  Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.   EFFECT OF CHANGES IN CAPITALIZATION

18.1.  Changes in Shares.

        If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee in order to prevent undue dilution or enlargement of a Grantee's benefits under an Award. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares affected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Share Appreciation Rights to reflect such distribution.

18.2.  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

18.3.  Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Share Units, Dividend Equivalent Rights, Restricted Shares, LTIP Units or other Equity-Based Awards are not being assumed or continued:

  (i)
  in each case with the exception of any Performance Award, all outstanding Restricted Shares and LTIP Units shall be deemed to have vested, all Share Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

  (ii)
  either or both of the following two actions shall be taken:

  (A)
  five (5) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of five (5) days, or

  (B)
  the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Shares, Share Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Shares or Share Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares. In the event that the Option Price or SAR Exercise Price of an Award exceeds the formula or fixed price per share paid to holders of Shares pursuant to such transaction, such Options or SARs may be terminated for no consideration.

  (iii)
  for Performance Awards denominated in Shares, Share Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Shares or Share Units assuming target performance has been achieved (or Unrestricted Shares if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Shares or Share Units based on actual performance to date (or Unrestricted Shares if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Shares or Share Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Shares if no further restrictions apply).

  (iv)
  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such five (5)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

18.4.  Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan, Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5.  Adjustments

        Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Change in Control upon Awards other than Options, SARs, Share Units and Restricted Shares, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

18.6.  No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.   GENERAL PROVISIONS

19.1.  Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.2.  Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

19.3.  Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares. Notwithstanding Section 2.19 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

19.4.  Captions.

        The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.5.  Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

19.6.  Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

19.7.  Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.8.  Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.9.  Code Section 409A.

        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if at the time of payment or settlement of an Award, a Grantee is a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Company, from time to time), and the Company makes a good faith determination that an amount payable to such a Grantee constitutes nonqualified deferred compensation (within the meaning of Code Section 409A) the payment of which is required to be delayed pursuant to the six (6) month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it in a lump sum on the first business day after such six (6) month period (or upon Grantee's death, if earlier). Notwithstanding anything to the contrary in the Plan or an Award Agreement, in no event shall the Company or an Affiliate be required to indemnify a Grantee for any taxes imposed by Code Section 409A.

*        *        *

        To record adoption of the Plan by the Board as of                        , 2021, and approval of the Plan by the shareholders on                        , 2021, the Company has caused its authorized officer to execute the Plan.

QTS REALTY TRUST, INC.

By:
Title:

Appendix B

 QTS REALTY TRUST, INC.

        AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

B-i

B-ii

QTS REALTY TRUST, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

        QTS Realty Trust, Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its Amended and Restated 2013 Equity Incentive Plan (the "Plan"), as follows:

1.     PURPOSE

        The Plan is intended to (a) provide incentive to officers, employees, directors and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of share options, share appreciation rights, restricted shares, unrestricted shares, share units (including deferred share units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Share options granted under the Plan may be non-qualified share options or incentive share options, as provided herein.

2.     DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1   "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Share Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a "controlling interest" in such entity, where the term "controlling interest" has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language "at least 50 percent" is used instead of "at least 80 percent" and, provided further, that where granting of Options or Share Appreciation Rights is based upon a legitimate business criteria, the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

        2.2   "Annual Incentive Award" means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company's fiscal year, unless otherwise specified by the Board).

        2.3   "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

        2.4   "Award" means a grant of an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

        2.5   "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.6   "Benefit Arrangement" shall have the meaning set forth in Section 16.

        2.7   "Board" means the Board of Directors of the Company.

        2.8   "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement (including an employment agreement) with the Company or an Affiliate, in which case the definition contained in such agreement shall control: (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

        2.9   "Change in Control" means:

          (1)   Any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

          (2)   During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) hereof) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

          (3)   The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Shares or the combined voting power of the Company's then outstanding voting securities; or

          (4)   The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

Notwithstanding anything herein to the contrary, ~~(i)~~ the determination as to whether a "Change in Control" as defined herein has occurred shall be determined in accordance with the requirements of Code Section 409A and shall be intended to constitute a "change in control event" within the meaning of Code Section 409A, except to that the extent the provisions herein are more restrictive than the requirements of Code Section 409A~~, and (ii) in no event shall there be a Change in Control if General Atlantic or one of its Affiliates continues to beneficially own more than 50% of the voting securities of the Company (or the surviving or parent entity)~~.

        2.10 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.11 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2 (or, if no Committee has been designated, the Board itself).

        2.12 "Company" means QTS Realty Trust, Inc., a Maryland corporation.

        ~~2.13 "Covered Employee" means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).~~

        2.13  ~~2.14~~"Determination Date" means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

        2.14  ~~2.15~~"Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Share Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.15  ~~2.16~~"Dividend Equivalent Right" means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

        2.16  ~~2.17~~"Effective Date" means             May 4, ~~2013~~2021, the date ~~the Securities and Exchange Commission declares the Company's registration statement on Form S-11, related to its initial public offering, to be effective.~~of the approval of the Plan, as amended and restated, by the Company's shareholders, the Plan, as amended and restated, having been approved by the Board on March 4, 2021.

        2.17  ~~2.18~~"Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.18  ~~2.19~~"Fair Market Value" means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

          (a)   If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of the Share on the next trading day on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

          (b)   If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of the Share as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

        Notwithstanding this Section ~~2.19~~2.18 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, ~~for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such Shares may first be sold pursuant to the terms of the related Award Agreement,~~ the Fair Market Value ~~of such Shares shall be the sale price of such Shares on such date.~~will be determined by the Company using any reasonable method, determined by the Company in good faith on such basis as it deems appropriate and applied consistently with respect to Grantees.

        2.19  ~~2.20~~"Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

        2.20  ~~2.21~~ "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other later date as may be specified by the Board.

        2.21  ~~2.22~~"Grantee" means a person who receives or holds an Award under the Plan.

        2.22  ~~2.23~~"Incentive Share Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.23  ~~2.24~~"Long-Term Incentive Unit" or "LTIP Unit" means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

        2.24  ~~2.25~~"Non-qualified Share Option" means an Option that is not an Incentive Share Option.

        2.25  ~~2.26~~"Option" means an option to purchase one or more Shares pursuant to the Plan.

        2.26  ~~2.27~~ "Option Price" means the exercise price for each Share subject to an Option.

        2.27  "Original Effective Date" means October 8, 2013.

        2.28 "Other Agreement" shall have the meaning set forth in Section 16.

        2.29 "Other Equity-Based Award" means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Share Appreciation Right, Restricted Share, Unrestricted Share, Share Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

        2.30 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.31 "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

        2.32  "Performance Measures" shall have the meaning set forth in Section 14.5.

        ~~2.32  "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for "qualified performance-based compensation" paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.~~

        ~~2.33  "Performance Measures~~" ~~means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company's shareholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.~~

        2.33  ~~2.34~~"Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

        2.34  ~~2.35~~"Plan" means this QTS Realty Trust, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended from time to time.

        2.35  ~~2.36~~ "Prior Plan" means the QualityTech L.P. 2010 Equity Incentive Plan, as amended from time to time.

        2.36  ~~2.37~~ "Purchase Price" means the purchase price for each Share pursuant to a grant of Restricted Shares, Share Units or Unrestricted Shares.

        2.37  ~~2.38~~"Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.38  ~~2.39~~"Restricted Shares" means Shares, awarded to a Grantee pursuant to Section 10.

        2.39  ~~2.40~~ "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9.

        2.40  ~~2.41~~"Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.41  ~~2.42~~"Service" means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. If the Service Provider's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider's employment or other service relationship has been transferred by the Company or one of its remaining Affiliates to the Company or one of its remaining Affiliates.

        2.42  ~~2.43~~"Service Provider" means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

        2.43  ~~2.44~~"Shares" means the shares of Class A common stock, par value $0.01 per share, of the Company.

        2.44  ~~2.45~~"Share Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9.

        2.45  ~~2.46~~"Share Units" means an Award representing the equivalent of one Share awarded to a Grantee pursuant to Section 10 that will be settled in an amount in cash, Shares or both, subject to the terms and conditions of the Award.

        2.46  ~~2.47~~"Stock Exchange" means the New York Stock Exchange or another established national or regional stock exchange.

        2.47  ~~2.48~~"Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Code Section 424(f).

        2.48  ~~2.49~~"Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

        2.49  ~~2.50~~"Ten Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

        2.50  ~~2.51~~"Unrestricted Shares" shall have the meaning set forth in Section 11.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3.     ADMINISTRATION OF THE PLAN

3.1.  Board.

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and Applicable Laws. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement, including the authority to adopt, alter and repeal administrative rules and guidelines governing the Plan. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which a quorum is present or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and Applicable Laws. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2.  Committee.

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the Company's certificate of incorporation and by-laws and Applicable Laws.

            (i)  Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) ~~qualify as "outside directors" within the meaning of Section 162(m) of the Code; (b)~~ meet such ~~other~~ requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (~~c~~b) comply with the independence requirements of the Stock Exchange on which the Shares are listed.

           (ii)  The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not executive officers (as defined under Rule 3b-7 or the Exchange Act) or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards, subject to the requirements of ~~Code Section 162(m),~~ Rule 16b-3 and the rules of the Stock Exchange on which the Shares are listed.

        In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by a Committee if the power and authority to do so has been delegated (and such delegated authority has not been revoked) to such Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board, provided, that such member of the Board to whom the Committee delegates authority under the Plan must be an Outside Director who satisfies the requirements of Subsection (i)(a)-(c) of this Section 3.2.

3.3.  Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

  (i)
  designate Grantees;

  (ii)
  determine the type or types of Awards to be made to a Grantee;

  (iii)
  determine the number of Shares to be subject to an Award;

  (iv)
  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Share Options);

  (v)
  prescribe the form of each Award Agreement evidencing an Award; and

  (vi)
  amend, modify, or reprice (except as such practice is prohibited by Section 3.5 herein) the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

3.4.  Forfeiture; Recoupment.

        The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

        Any Award granted pursuant to the Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company "clawback" or recoupment policy that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee in the event that the Grantee fails to comply with, or violates, the terms or requirements of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

        Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.

        Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, Grantees shall forfeit any cash or Shares received in connection with an Award (or an amount equal to the Fair Market Value of such Shares on the date of delivery if the Grantee no longer holds the Shares) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.

3.5.  No Repricing.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend, distribution (whether in the form of cash, shares, other securities or other property), share split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current share price in exchange for cash or other securities.

3.6.  No Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7.  Share Issuance/Book-Entry.

        Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

3.8.  Minimum Vesting Requirement.

        Awards granted on or after the Effective Date shall provide for a minimum vesting period of at least one year following the date of grant; provided that, the Committee may grant Awards that do not conform to the requirements of this subsection 3.8 with respect to not more than 5% of the Shares authorized under the Plan.

4.     SHARES SUBJECT TO THE PLAN

4.1.  Number of Shares Available for Awards.

        Subject to adjustment as provided in Section 18, effective May 4, 2021, the number of Shares available for issuance under the Plan shall be ~~one million seven hundred fifty thousand (1,750,000~~Seven Million, Eight Hundred Sixty Thousand (7,860,000). Subject to adjustment as provided in Section 18, the number of Shares available for issuance as Incentive Share Options shall be ~~one million seven hundred fifty thousand (1,750,000~~Seven Million, Eight Hundred Sixty Thousand (7,860,000). Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

4.2.  Adjustments in Authorized Shares.

        The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

4.3.  Share Usage.

        Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. Awards of LTIP Units shall count against the limit set forth in Section 4.1 on a one-for-one basis, i.e., each such unit shall be treated as an award of one (1) Share. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the

Company's tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5.     EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.  Effective Date; Prior Plan.

        ~~The Plan shall be effective as of the Effective Date. Following the Effective Date, no new awards will be granted under the Prior Plan.~~

        The Plan became effective as of the Original Effective Date. The Plan, as amended and restated, shall be effective as of the Effective Date. The Plan as in effect prior to its amendment and restatement shall apply to all awards granted on and after the Original Effective Date and prior to the Effective Date. Following the Original Effective Date, no new awards will be granted under the Prior Plan.

5.2.  Term.

        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3.  Amendment and Termination of the Plan.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan. An amendment shall be contingent on approval of the Company's shareholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.5 or the option pricing provisions of Section 8.1 without the approval of the Company's shareholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.     AWARD ELIGIBILITY AND LIMITATIONS

6.1.  Service Providers and Other Persons.

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2.  Limitation on Shares Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act ~~and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply~~:

  (i)
  the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6, other than an Outside Director, is four hundred fifty thousand (450,000) Shares in a calendar year;

  (ii)
  the maximum number of Shares that can be granted under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 is two hundred twenty-five thousand (225,000) Shares in a calendar year; ~~and~~

  (iii)  the maximum number of Shares that can be granted under the Plan pursuant to any Performance Award to any person eligible for an Award under Section 6, other than an Outside Director, is seven hundred fifty thousand (750,000) Shares in a calendar year;

  (iv)  notwithstanding the foregoing, the maximum number of Shares subject to Awards that can be granted under the Plan to any person eligible for an Award under Section 6, other than an Outside Director, in the calendar year that the person is first employed by the Company or its Affiliates shall be three times the number set forth in each of paragraphs (i), (ii) and (iii) above;

  (v)  the total value of the Awards granted during a single calendar year to any Outside Director (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), taken together with any cash retainers paid to such Outside Director during the calendar year, shall not exceed seven hundred fifty thousand Dollars ($750,000); provided, that in any calendar year that an Outside Director is first providing Service as an Outside Director, the foregoing limit shall be one million Dollars ($1,000,000); and

  (~~iii~~vi)  the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be five million Dollars ($5,000,000) and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be five million Dollars ($5,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

6.3.  Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.5, Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.5, if an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Share Option and consistent with Code Section 409A for any other Option or SAR.

7.     AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Share Options or Incentive Share Options, and in the absence of such specification such options shall be deemed Non-qualified Share Options.

8.     TERMS AND CONDITIONS OF OPTIONS

8.1.  Option Price.

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.  Vesting.

        Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

8.3.  Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Share Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.  Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service, and if an Award Agreement does not contain such a provision, vested Options may be exercised for 90 days following termination of the Grantee's Service, unless such termination is for Cause, in which case all Options shall expire upon the termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.  Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

8.6.  Method of Exercise.

        Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company of notice of exercise on any business day, at the Company's principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Board. Such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7.  Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company's shareholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.  Delivery of Share Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the Shares subject to such Option as shall be consistent with Section 3.8.

8.9.  Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.  Family Transfers.

        If authorized in the applicable Award Agreement or by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Share Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.  Limitations on Incentive Share Options.

        An Option shall constitute an Incentive Share Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12.  Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Share Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.     TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

9.1.  Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Board. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

9.2.  Other Terms.

        The Board shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.  Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

9.4.  Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5.  Family Transfers.

        If authorized in the applicable Award Agreement and by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.   TERMS AND CONDITIONS OF RESTRICTED SHARES AND SHARE UNITS

10.1.  Grant of Restricted Shares or Share Units.

        Awards of Restricted Shares or Share Units may be made for consideration or no consideration (other than the par value of the Shares which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

10.2.  Restrictions.

        At the time a grant of Restricted Shares or Share Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Shares or Share Units. Each Award of Restricted Shares or Share Units may be subject to a different restricted period. The Board may in its sole discretion, at the time a grant of Restricted Shares or Share Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Shares or Share Units as described in Section 14. Neither Restricted Shares nor Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares or Share Units.

10.3.  Restricted Share Certificates.

        Pursuant to Section 3.8, to the extent that ownership of Restricted Shares is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Shares under the Plan and the applicable Award Agreement. Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Shares have been granted, share certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the shares of Restricted Shares are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4.  Rights of Holders of Restricted Shares.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and the right to receive any dividends declared or paid with respect to such Shares. The Board may provide that any dividends paid on Restricted Shares must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Shares. All distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Holders of Restricted Shares may not make an election under Code Section 83(b) with regard to the grant of Restricted Shares without Board approval.

10.5.  Rights of Holders of Share Units.

        10.5.1.  Voting and Dividend Rights.

        Holders of Share Units shall have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Share Units, to direct the voting of the Shares subject to such Share Units, or to receive notice of any meeting of the Company's shareholders). The Board may provide in an Award Agreement evidencing a grant of Share Units that the holder of such Share Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Share Unit held equal to the per-share dividend paid on the Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Share Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid. Notwithstanding the foregoing, if a grantor trust is established in connection with the Awards of Share Units and Shares are held in the grantor trust for purposes of satisfying the Company's obligation to deliver Shares in connection with such Share Units, the Award Agreement for such Share Units may provide that such cash payment shall be deemed reinvested in additional Share Units at a price per unit equal to the actual price paid for each Share by the trustee of the grantor trust upon such trustee's reinvestment of the cash dividend received.

        10.5.2.  Creditor's Rights.

        A holder of Share Units shall have no rights other than those of a general creditor of the Company. Share Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6.  Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Shares or Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Shares or Share Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends with respect to Restricted Shares or Share Units.

10.7.  Purchase of Restricted Shares and Shares Subject to Share Units.

        The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Shares or Shares subject to vested Share Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Shares or Share Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Shares or Share Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past or future Services rendered to the Company or an Affiliate.

10.8.  Delivery of Shares.

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Shares or Share Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Share Unit once the Shares represented by the Share Unit has been delivered.

11.   TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS AND OTHER EQUITY-BASED AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Share Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions ("Unrestricted Shares") under the Plan. Unrestricted Share Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

        The Board may, in its sole discretion, grant Awards to Participants in the form of Other Equity-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12.   FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES

12.1.  General Rule.

        Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company.

12.2.  Surrender of Shares.

        To the extent the Award Agreement so provides and subject to Applicable Law, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

12.3.  Cashless Exercise.

        With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Board) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

12.4.  Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Shares may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.

13.   TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.  Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from the terms and conditions of such other Award. A cash amount credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved.

13.2.  Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.   TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1.  Grant of Performance Awards and Annual Incentive Awards.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2.  Value of Performance Awards and Annual Incentive Awards.

        Each Performance Award and Annual Incentive Award shall have an actual or target number of Shares or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

14.3.  Earning of Performance Awards and Annual Incentive Awards.

        Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

14.4.  Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

        Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5.  Performance ~~Conditions~~Measures.

        The Committee may specify that the attainment of one or more performance goals based on the Performance Measures set forth in this Section 14.5 shall determine the degree of granting, vesting and/or payout with respect to Performance Awards. The performance goals to be used for such Performance Awards shall be based on one or more of the following business criteria or other measures of performance as the Committee may determine (the "Performance Measures"):

        ~~The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.~~

~~14.6. Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.~~

        ~~If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.~~

  ~~14.6.1.~~
    ~~Performance Goals Generally.~~

        ~~The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal~~

~~or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.~~

  ~~14.6.2.~~
    ~~Timing For Establishing Performance Goals.~~

        ~~Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for "qualified performance-based compensation" under Code Section 162(m).~~

  ~~14.6.3.~~
    ~~Settlement of Awards; Other Terms.~~

        ~~Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.~~

  ~~14.6.4.~~
    ~~Performance Measures.~~

        ~~The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:~~

  (a)
  funds from operations;

  (b)
  adjusted funds from operations;

  (c)
  pretax earnings, net earnings ~~or~~, net income~~;~~, ~~(d)~~ operating earnings, and/or net operating income;

        ~~(e)pretax earnings;~~

        (~~f~~d) earnings per share;

        (~~g~~e) ~~Share~~share price, including growth measures and total shareholder return;

        (~~h~~f) earnings before interest and taxes;

        (~~i~~g) earnings before interest, taxes, depreciation and/or amortization;

        (h)adjusted earnings before interest, taxes, depreciation and/or amortization;

        (i)monthly recurring revenue;

  (j)
  return measures, including return on assets, capital, investment, equity, sales or revenue;

  (k)
  cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

        (l)booked-not-billed balances;

        (m)leasing measures, including rental churn;

        (n)targets with regard to our product offering;

        (~~l~~o) expense targets;

        (~~m~~p) market share;

        (~~n~~q) financial ratios as provided in credit agreements of the Company and its subsidiaries;

        (~~o~~r) working capital targets;

        (~~p~~s) completion of asset acquisitions ~~or~~, dispositions or development, and/or achievement of acquisition ~~or~~, disposition or development goals;

        (~~q~~t) revenues under management;

        (~~r~~u) distributions to shareholders; ~~and~~

        (v)customer satisfaction measures;

        (w)net promoter scores;

        (x)employee diversification measures;

        (y)employee satisfaction measures;

        (z)employee retention measures; and

        (~~s~~aa) any combination of any of the foregoing business criteria.

        Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

        Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (~~f~~e) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

  14.6.
  ~~14.6.5.~~ Evaluation of Performance.

        The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. ~~To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.~~

  ~~14.6.6.~~
    ~~Adjustment of Performance-Based Compensation.~~

        ~~Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.~~

  ~~14.6.7.~~
    ~~Board Discretion.~~

        ~~In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth inSection 14.6.4.~~

~~14.7.  Status of Awards Under Code Section 162(m).~~

        ~~It is the intent of the Company that Awards underSection 14.6granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms ofSection 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.~~

15.   TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

        LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the "Operating Partnership"), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the "Operating Partnership Agreement"). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16.   PARACHUTE LIMITATIONS

        If the Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:

  (i)
  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment") and

  (ii)
  if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares or Share Units, then by reducing or eliminating any other remaining Parachute Payments.

17.   REQUIREMENTS OF LAW

17.1.  General.

        No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company's status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.2.  Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.   EFFECT OF CHANGES IN CAPITALIZATION

18.1.  Changes in Shares.

        If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee in order to prevent undue dilution or enlargement of a Grantee's benefits under an Award. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares affected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Share Appreciation Rights to reflect such distribution.

18.2.  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

18.3.  Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Share Units, Dividend Equivalent Rights, Restricted Shares, LTIP Units or other Equity-Based Awards are not being assumed or continued:

  (i)
  in each case with the exception of any Performance Award, all outstanding Restricted Shares and LTIP Units shall be deemed to have vested, all Share Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

  (ii)
  either or both of the following two actions shall be taken:

  (A)
  five (5) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of five (5) days, or

  (B)
  the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Shares, Share Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Shares or Share Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares. In the event that the Option Price or SAR Exercise Price of an Award exceeds the formula or fixed price per share paid to holders of Shares pursuant to such transaction, such Options or SARs may be terminated for no consideration.

  (iii)
  for Performance Awards denominated in Shares, Share Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Shares or Share Units assuming target performance has been achieved (or Unrestricted Shares if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Shares or Share Units based on actual performance to date (or Unrestricted Shares if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Shares or Share Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Shares if no further restrictions apply).

  (iv)
  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such five (5)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

18.4.  Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan, Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Share Units, Restricted Shares and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5.  Adjustments

        Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Change in Control upon Awards other than Options, SARs, Share Units and Restricted Shares, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

18.6.  No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.   GENERAL PROVISIONS

19.1.  Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.2.  Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

19.3.  Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares. Notwithstanding Section 2.19 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

19.4.  Captions.

        The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.5.  Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

19.6.  Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

19.7.  Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.8.  Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.9.  Code Section 409A.

        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, if at the time of payment or settlement of an Award, a Grantee is a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Company, from time to time), and the Company makes a good faith determination that an amount payable to such a Grantee constitutes nonqualified deferred compensation (within the meaning of Code Section 409A) the payment of which is required to be delayed pursuant to the six (6) month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it in a lump sum on the first business day after such six (6) month period (or upon Grantee's death, if earlier). Notwithstanding anything to the contrary in the Plan or an Award Agreement, in no event shall the Company or an Affiliate be required to indemnify a Grantee for any taxes imposed by Code Section 409A.

*    *    *

        To record adoption of the Plan by the Board as of                        , ~~2013~~2021, and approval of the Plan by the shareholders on                         , ~~2013~~2021, the Company has caused its authorized officer to execute the Plan.

QTS REALTY TRUST, INC.

By:
Title:

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/03/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Computershare 211 Quality Circle, Suite 210 College Station, TX 77845 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/03/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Chad L. Williams 06 Scott D. Miller 02 John W. Barter 07 Mazen Rawashdeh 03 Joan A. Dempsey 08 Wayne M. Rehberger 04 Catherine R. Kinney 09 Philip P. Trahanas 05 10 Peter A. Marino Stephen E. Westhead The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 0 0 Against 0 0 0 Abstain 0 0 0 2 To approve, on a non-binding advisory basis, the compensation paid to the Company's named executive officers. 3 To approve an amendment and restatement of the QTS Realty Trust, Inc. 2013 Equity Incentive Plan. 4 To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000489401_1 R1.0.0.153

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com QTS REALTY TRUST, INC. Annual Meeting of Stockholders May 4, 2021 9:00 AM EDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Jeffrey H. Berson and Matt N. Thomson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of QTS REALTY TRUST, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 AM, EDT on May 4, 2021, via the Internet through a web conference at www.virtualshareholdermeeting.com/QTS2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000489401_2 R1.0.0.153